Filed Pursuant to Rule 433
                                                          File No. 333-127620-28


IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data and information. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. These securities are being offered by the issuer and represent a new financing. A final prospectus relating to these securities may be obtained from the offices of Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004.

GSAMP 2006-HE2 -- Computational Materials for PIMCO (external)

WAL @ 10 CPR (< 2.0yr?): 2.44 (NO)

SWAP/CAP?: YES
IO %: 23.59%
FIXED %: 16.61%
AAA C/E: 21.75% SUB
         1.10% OC

AAA Carveouts: None
High Cost Loans: None

GSAMP 2006-HE2 -- New Issue Announcement (external)
GS Lead Manager & Sole Bookrunner
$595.196mm approx

Class S&P/Moodys  Size(mm)  Cr.Spt   AvL    Prin.Wndw    Guidance
A-1   AAA/Aaa     290.249   25.85   1.00   04/06-02/08   1mL+6a
A-2   AAA/Aaa     186.944   25.85   3.00   02/08-03/12   1mL+17a
A-3   AAA/Aaa      21.659   25.85   5.97   03/12-03/12   1mL+27a
M-1   AAA/Aa1      24.894   19.00   4.75   04/10-03/12   1mL+32a
M-2   AA+/Aa2      22.955   15.45   4.52   12/09-03/12   1mL+34a
M-3   AA+/Aa3      13.578   13.35   4.40   10/09-03/12   1mL+35a
M-4   AA/A1        12.609   11.40   4.34   09/09-03/12   1mL+45a
M-5   AA/A2        11.639    9.60   4.30   08/09-03/12   1mL+47a
M-6   AA-/A3       10.669    7.95   4.26   07/09-03/12   1mL+55a

Expected deal timing:

Launch/Price: w/o Mar 27

Settle: Apr 6

First Distribution Date: Apr 25

1) Legal Final: March 2046
4) DTI IO loans: 42.28%
5) attached
6) DTI CA Loans: 43.57%
disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

Originator

                                              Pct. of    Wt. Avg.    Wt. Avg.     Avg.                 Pct.       Pct.
                      Number    Principal     Pool By     Gross      Current    Principal    Comb      Full      Owner
Originator           of Loans    Balance      Balance     Coupon       FICO      Balance      LTV       Doc     Occupied
-------------------   ------   ------------   -------    --------    --------   ---------   -------    -----    --------
ACCREDITED               136    $27,798,783      4.30%       7.84%        641    $204,403     77.97%   36.76%      86.94%
ENCORE CREDIT CORP.      435    106,124,918     16.41         7.6         618     243,965     72.81    46.36       95.07
GS CONDUIT               582     92,688,344     14.33       7.882         629     159,258     78.79    52.13       93.56
MILA                     661     93,364,845     14.44       8.364         626     141,248     79.47     41.8       96.66
NEW CENTURY              196     45,047,217      6.97       7.158         626     229,833     71.92    59.43       93.02
OWN IT                   185     50,487,469      7.81       7.243         664     272,905      75.9    83.46       98.17
RESMAE                    77     20,247,049      3.13       6.714         680     262,949     75.95    56.77       98.99
SOUTHSTAR              1,458    210,842,448     32.61       8.129         642     144,611     80.99    49.38       89.25
                      ------   ------------   -------    --------    --------   ---------   -------    -----    --------
Total:                 3,730   $646,601,072    100.00%       7.85%        636    $173,351     77.80%   51.24%      93.06%

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

Originator

                                              Pct. of    Wt. Avg.    Wt. Avg.     Avg.                 Pct.       Pct.
                      Number    Principal     Pool By     Gross      Current    Principal    Comb      Full      Owner
Originator           of Loans    Balance      Balance     Coupon       FICO      Balance      LTV       Doc     Occupied
-------------------   ------   ------------   -------    --------    --------   ---------   -------    -----    --------
ACCREDITED               136    $27,798,783      4.30%       7.84%        641    $204,403     77.97%   36.76%      86.94%
ENCORE CREDIT CORP.      435    106,124,918     16.41         7.6         618     243,965     72.81    46.36       95.07
GS CONDUIT               582     92,688,344     14.33       7.882         629     159,258     78.79    52.13       93.56
MILA                     661     93,364,845     14.44       8.364         626     141,248     79.47     41.8       96.66
NEW CENTURY              196     45,047,217      6.97       7.158         626     229,833     71.92    59.43       93.02
OWN IT                   185     50,487,469      7.81       7.243         664     272,905      75.9    83.46       98.17
RESMAE                    77     20,247,049      3.13       6.714         680     262,949     75.95    56.77       98.99
SOUTHSTAR              1,458    210,842,448     32.61       8.129         642     144,611     80.99    49.38       89.25
                       -----   ------------    ------        ----         ---    --------     -----    -----       -----
Total:                 3,730   $646,601,072    100.00%       7.85%        636    $173,351     77.80%   51.24%      93.06%

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2

GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; 40 Year Loans

Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; 40 Year Loans

Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $67,111,736
Number of Mortgage Loans: 308
Average Scheduled Principal Balance: $217,895
Weighted Average Gross Coupon: 7.636%
Weighted Average Net Coupon: 7.132%
Weighted Average Current FICO Score: 640
Weighted Average Original LTV Ratio: 77.61%
Weighted Average Combined Original LTV Ratio: 77.61%
Weighted Average Stated Remaining Term (months): 388
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.51%
Weighted Average Initial Rate Cap: 1.86%
Weighted Average Periodic Rate Cap: 1.27%
Weighted Average Gross Maximum Lifetime Rate: 14.29%
Weighted Average Back-Debt to Income Ratio: 42.90%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%

2. Current Principal Balance

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Current Principal Balance   Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
$1 - $50,000                     1       $49,963      0.07%     8.58%       626     $49,963    23.81%     0.00%     100.00%
$50,001 - $75,000                8       531,853      0.79     8.343        646      66,482    76.89     75.68       76.88
$75,001 - $100,000              20     1,777,484      2.65     7.788        628      88,874    69.42      74.6         100
$100,001 - $125,000             30     3,293,598      4.91      7.99        637     109,787    77.06     66.01       96.46
$125,001 - $150,000             36     4,973,724      7.41     7.912        625     138,159    76.93      53.2       91.46
$150,001 - $200,000             67    11,799,588     17.58      7.82        623     176,113    77.34     54.76       89.31
$200,001 - $250,000             54    12,201,434     18.18     7.856        626     225,952     78.5     49.31        88.5
$250,001 - $300,000             38    10,357,619     15.43     7.549        627     272,569    77.61     60.44       92.03
$300,001 - $350,000             17     5,434,730       8.1     7.579        652     319,690    78.69     22.75       88.66
$350,001 - $400,000             12     4,455,353      6.64     7.336        667     371,279    80.12     24.75         100
$400,001 - $450,000             13     5,530,681      8.24     6.943        664     425,437    79.11     61.77       91.87
$450,001 - $500,000              3     1,413,553      2.11     8.149        664     471,184    78.24     35.25       67.48
$500,001 - $550,000              3     1,598,852      2.38     7.734        660     532,951    72.83         0         100
$550,001 - $600,000              3     1,677,653       2.5     7.158        712     559,218       80     33.33         100
$600,001 - $650,000              2     1,272,681       1.9     6.401        680     636,341    70.59         0         100
$700,001 & Above                 1       742,971      1.11     7.375        754     742,971       80         0         100
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

3. Current Rate

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Current Rate                Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
5.50 - 5.99                      6    $1,130,512      1.68%     5.95%       693    $188,419    75.99%    53.64%     100.00%
6.00 - 6.49                     32     8,797,810     13.11     6.288        668     274,932    66.16      74.9         100
6.50 - 6.99                     34     8,326,654     12.41     6.815        645     244,902     76.4     65.62         100
7.00 - 7.49                     56    13,540,631     20.18     7.285        668     241,797    78.59     42.44       95.59
7.50 - 7.99                     66    13,765,135     20.51     7.764        629     208,563    79.16     44.35        84.4
8.00 - 8.49                     46     9,353,304     13.94     8.268        614     203,333    79.97     37.44       90.96
8.50 - 8.99                     38     6,525,436      9.72      8.72        611     171,722    80.72     43.37       88.94
9.00 & Above                    30     5,672,254      8.45     9.509        619     189,075    83.95     22.13       75.88
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

4. Credit Score

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Credit Score                Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
740 & Above                     23    $7,349,021     10.95%     7.26%       757    $319,523    77.63%    11.15%      91.02%
720 - 739                       14     3,934,617      5.86     7.147        727     281,044    80.65      35.9       86.19
700 - 719                       13     2,963,121      4.42     6.901        709     227,932    79.63     60.54       80.14
680 - 699                       19     3,384,545      5.04     7.495        690     178,134    78.75     38.47       92.65
660 - 679                       21     5,307,690      7.91     7.566        668     252,747    82.73     44.29        85.7
640 - 659                       40     9,166,492     13.66     7.703        649     229,162     78.5     32.52       91.83
620 - 639                       50     9,670,166     14.41     7.783        628     193,403    79.42     45.38       93.76
600 - 619                       32     6,340,084      9.45     7.761        610     198,128    77.18      47.4       87.74
580 - 599                       49     8,111,990     12.09     7.718        590     165,551     73.9     73.99       94.49
560 - 579                       13     3,348,138      4.99     7.411        571     257,549    76.39     70.52         100
540 - 559                        8     1,751,374      2.61     7.844        549     218,922    70.88     76.95         100
520 - 539                       14     3,350,406      4.99     8.568        530     239,315     75.4     56.75         100
500 - 519                       12     2,434,092      3.63     8.257        510     202,841    70.05       100       87.56
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

5. Lien

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Lien                        Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
1                              308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

6. Combined Original LTV

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Combined Original LTV       Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
0.01 - 60.00                    32    $6,189,337      9.22%     7.00%       624    $193,417    47.82%    61.48%      96.29%
60.01 - 70.00                   31     6,820,760     10.16     7.287        602     220,025    65.24     57.46       88.97
70.01 - 80.00                  173    37,996,051     56.62     7.603        654     219,630    79.53     35.96        96.7
80.01 - 85.00                   24     5,483,479      8.17     8.116        586     228,478    84.52     67.96       74.09
85.01 - 90.00                   27     5,651,014      8.42     8.061        640     209,297    89.41     57.06       84.31
90.01 - 95.00                   14     3,581,515      5.34     7.918        650     255,822    94.48        85       76.53
95.01 - 100.00                   7     1,389,580      2.07     8.771        719     198,511      100     51.61       78.58
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

7. Original LTV

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Original LTV                Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
0.01 - 60.00                    32    $6,189,337      9.22%     7.00%       624    $193,417    47.82%    61.48%      96.29%
60.01 - 70.00                   31     6,820,760     10.16     7.287        602     220,025    65.24     57.46       88.97
70.01 - 80.00                  173    37,996,051     56.62     7.603        654     219,630    79.53     35.96        96.7
80.01 - 85.00                   24     5,483,479      8.17     8.116        586     228,478    84.52     67.96       74.09
85.01 - 90.00                   27     5,651,014      8.42     8.061        640     209,297    89.41     57.06       84.31
90.01 - 95.00                   14     3,581,515      5.34     7.918        650     255,822    94.48        85       76.53
95.01 - 100.00                   7     1,389,580      2.07     8.771        719     198,511      100     51.61       78.58
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

8. Documentation

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Documentation               Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
FULL DOC                       163   $32,099,902     47.83%     7.39%       617    $196,932    77.07%   100.00%      92.24%
LIMITED                         11     3,116,040      4.64     7.705        654     283,276    75.64         0       84.51
STATED                         133    31,798,553     47.38     7.873        663     239,087    78.38         0       91.49
NO DOC                           1        97,241      0.14     9.225        722      97,241       70         0         100
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

9. Purpose

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Purpose                     Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
PURCHASE                       159   $32,954,985     49.10%     7.80%       668    $207,264    82.05%    33.92%      87.70%
CASHOUT REFI                   135    31,510,657     46.95     7.507        609     233,412    72.85     61.24       94.83
RATE/TERM REFI                  14     2,646,094      3.94     7.128        661     189,007    79.17     61.35         100
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

10. Occupancy

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Occupancy                   Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
OWNER OCCUPIED                 282   $61,431,939     91.54%     7.57%       639    $217,844    77.19%    48.20%     100.00%
INVESTOR                        18     3,801,408      5.66     8.413        649     211,189    81.01     59.49           0
SECOND HOME                      8     1,878,389       2.8     8.241        680     234,799    84.51     12.23           0
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

11. Property Type

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Property Type               Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
SINGLE FAMILY                  205   $40,667,379     60.60%     7.62%       626    $198,377    76.36%    59.65%      93.51%
PUD                             46    10,681,214     15.92     7.732        637     232,200     79.1     33.74       96.18
3-4 FAMILY                      18     5,909,638      8.81     7.704        692     328,313    78.78     22.45       90.87
CONDO                           25     5,715,319      8.52     7.523        668     228,613    81.97     43.54        70.3
2 FAMILY                        14     4,138,186      6.17     7.619        676     295,585    78.48     10.23       90.43
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

12. State

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
State                       Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
CA                              61   $17,173,863     25.59%     7.11%       640    $281,539    70.50%    58.42%      93.56%
FL                              50     9,324,960     13.89     8.089        633     186,499    80.54     33.12       79.11
NY                              11     3,599,173      5.36     7.268        689     327,198     76.3     21.96         100
AZ                              15     3,594,684      5.36     7.545        630     239,646    78.85      40.8       84.04
MN                               9     2,350,376       3.5     8.404        635     261,153    82.41     23.13         100
GA                              17     2,215,708       3.3      8.09        635     130,336    80.35     67.96       94.74
CT                               8     2,198,890      3.28     7.736        616     274,861       84     53.58         100
NJ                               8     2,044,960      3.05     7.662        672     255,620    78.79      31.4       91.87
CO                              12     2,019,854      3.01     7.522        626     168,321    78.19     66.46         100
VA                               8     1,885,264      2.81     7.711        621     235,658    77.66     42.56       86.91
Other                          109    20,704,003     30.85     7.807        641     189,945    80.52     51.72       92.65
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

13. Zip

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Zip                         Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
92692                            1      $742,971      1.11%     7.38%       754    $742,971    80.00%     0.00%     100.00%
90056                            1       648,541      0.97      6.45        755     648,541    78.31         0         100
93021                            1       624,140      0.93      6.35        602     624,140    62.56         0         100
11221                            1       559,471      0.83     7.759        721     559,471       80         0         100
21710                            1       559,202      0.83     6.225        663     559,202       80       100         100
90002                            1       558,980      0.83      7.49        753     558,980       80         0         100
55330                            1       543,783      0.81      9.25        629     543,783       80         0         100
96746                            1       543,715      0.81      6.25        751     543,715    58.92         0         100
90745                            2       528,367      0.79     6.856        624     264,183    71.94         0         100
6851                             1       511,354      0.76       7.7        597     511,354       80         0         100
Other                          297    61,291,213     91.33     7.682        636     206,368    77.84     51.46       90.73
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

14. Remaining Months to Maturity

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
Remaining                     of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Months to Maturity          Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
241 - 360                      208   $49,364,149     73.56%     7.48%       640    $237,328    76.72%    50.42%      90.72%
361 >=                         100    17,747,587     26.44     8.074        641     177,476    80.11     40.63       93.81
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

15. Amortization Type

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Amortization Type           Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
2 YR ARM 40 YR TERM             82   $14,862,057     22.15%     8.13%       639    $181,245    81.27%    38.48%      93.06%
2 YR ARM BALLOON 40/30         119    28,155,668     41.95     7.752        640     236,602    80.46      40.6       88.34
3 YR ARM BALLOON 40/30          35     8,810,880     13.13      7.21        626     251,739    80.49     75.85       87.25
40 YR FIXED                     16     2,413,004       3.6     7.881        656     150,813     75.4     50.87       97.18
5 YR ARM 40 YR TERM              2       472,526       0.7     7.284        638     236,263    67.65     56.01         100
FIXED BALLOON 40/30             54    12,397,601     18.47     7.051        650     229,585    65.54     54.65       98.59
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

16. Initial Periodic Cap

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Initial Periodic Cap        Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
<= 0.00                         70   $14,810,605     22.07%     7.19%       651    $211,580    67.15%    54.03%      98.36%
1.01 - 1.50                    116    28,578,426     42.58     7.581        642     246,366    80.72      48.3       86.94
1.51 - 2.00                     92    16,907,032     25.19     8.104        639     183,772    81.18     37.99       92.75
2.51 - 3.00                     30     6,815,673     10.16     7.687        617     227,189    78.51      56.8       92.99
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

17. Periodic Cap

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Periodic Cap                Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
<= 0.00                         70   $14,810,605     22.07%     7.19%       651    $211,580    67.15%    54.03%      98.36%
0.51 - 1.00                    122    23,722,705     35.35     7.984        632     194,448    80.41      43.4       92.82
1.01 - 1.50                    116    28,578,426     42.58     7.581        642     246,366    80.72      48.3       86.94
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

18. Months to Rate Reset

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Months to Rate Reset        Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
<= 0                            70   $14,810,605     22.07%     7.19%       651    $211,580    67.15%    54.03%      98.36%
13 - 24                        201    43,017,725      64.1     7.882        640     214,019    80.74     39.87       89.97
25 - 36                         35     8,810,880     13.13      7.21        626     251,739    80.49     75.85       87.25
49 >=                            2       472,526       0.7     7.284        638     236,263    67.65     56.01         100
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

19. Life Maximum Rate

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Life Maximum Rate           Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
9.00 & Below                    70   $14,810,605     22.07%     7.19%       651    $211,580    67.15%    54.03%      98.36%
11.51 - 12.00                    1       161,654      0.24         7        604     161,654       80       100         100
12.01 - 12.50                    6     1,347,055      2.01     6.645        701     224,509    82.06     61.49         100
12.51 - 13.00                   16     3,334,658      4.97     6.603        642     208,416    77.09     84.28       92.54
13.01 - 13.50                   24     5,891,504      8.78     6.909        652     245,479    79.15     71.86         100
13.51 - 14.00                   49    10,819,161     16.12     7.379        640     220,799    79.76     45.46       96.08
14.01 - 14.50                   50    12,366,515     18.43     7.711        660     247,330    81.04     26.43       93.45
14.51 - 15.00                   40     8,168,857     12.17     8.173        635     204,221    81.56      43.1       75.66
15.01 & Above                   52    10,211,727     15.22     8.939        591     196,379    81.87     42.65       80.75
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

20. Margin

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Margin                      Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
0.99 & Below                    70   $14,810,605     22.07%     7.19%       651    $211,580    67.15%    54.03%      98.36%
3.50 - 3.99                      4       879,227      1.31     6.974        742     219,807       80     25.96         100
4.00 - 4.49                      2       524,066      0.78     5.949        743     262,033    77.53         0         100
4.50 - 4.99                      2       675,526      1.01     6.059        697     337,763    77.52       100         100
5.00 - 5.49                     11     2,713,969      4.04     6.703        700     246,724    79.63     21.25         100
5.50 - 5.99                     36    10,629,486     15.84     6.985        650     295,264    80.41     75.53       93.19
6.00 - 6.49                     58    12,368,541     18.43     7.611        639     213,251    79.75      39.3       90.14
6.50 - 6.99                     44     8,800,490     13.11     7.957        611     200,011    82.31     54.46       83.74
7.00 - 7.49                     43     8,612,721     12.83     8.293        627     200,296    80.25     40.13       87.62
7.50 - 7.99                     18     3,101,837      4.62     8.706        598     172,324    79.41     35.32         100
8.00 - 8.49                     17     3,542,361      5.28     9.391        621     208,374    81.78     10.81       75.13
8.50 - 8.99                      2       304,456      0.45     9.688        631     152,228       95         0       61.74
9.00 - 9.49                      1       148,452      0.22      9.95        586     148,452       90         0         100
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

21. Interest Only

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Interest Only               Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
N                              308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

22. Interest Only Term

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Interest Only Term          Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
0                              308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

23. UNITS

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
UNITS                       Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
1                              276   $57,063,912     85.03%     7.63%       632    $206,753    77.43%    53.19%      91.69%
2                               14     4,138,186      6.17     7.619        676     295,585    78.48     10.23       90.43
3                               12     3,738,848      5.57     7.689        683     311,571    77.82     32.99       85.57
4                                6     2,170,790      3.23     7.729        709     361,798    80.43      4.31         100
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

24. CITY

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
CITY                        Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
CHICAGO                          4    $1,193,947      1.78%     7.74%       708    $298,487    83.59%    19.20%      73.72%
LOS ANGELES                      4     1,537,828      2.29     7.164        673     384,457    76.69     57.83       80.31
MIAMI                            4       649,376      0.97     8.413        610     162,344    78.69     81.19       61.27
MINNEAPOLIS                      4       901,916      1.34     8.712        645     225,479    83.87     37.85         100
BLOOMINGTON                      3       512,604      0.76     8.118        632     170,868    73.57         0       89.27
Other                          289    62,316,065     92.85     7.618        639     215,627    77.45     48.32       92.37
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

25. DTI

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
DTI                         Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
<= 0.00000                       1       $97,241      0.14%     9.23%       722     $97,241    70.00%     0.00%     100.00%
10.00001 - 15.00000              1       742,971      1.11     7.375        754     742,971       80         0         100
15.00001 - 20.00000              3       424,276      0.63     8.108        699     141,425    69.51     24.71       24.71
20.00001 - 25.00000              5       826,965      1.23     7.759        669     165,393    74.38     35.66       66.84
25.00001 - 30.00000             14     2,832,716      4.22     7.561        676     202,337    75.13      52.6        97.6
30.00001 - 35.00000             24     4,537,671      6.76     7.698        609     189,070    73.26     45.83       87.31
35.00001 - 40.00000             36     7,201,665     10.73     7.302        634     200,046    72.42     55.54       82.22
40.00001 - 45.00000             92    21,048,405     31.36     7.588        653     228,787    79.39     37.13       94.44
45.00001 - 50.00000            119    26,619,042     39.66     7.829        630     223,689    80.57     51.93       92.52
50.00001 - 55.00000             12     2,601,625      3.88     6.955        614     216,802    61.48     88.97         100
55.00001 - 60.00000              1       179,161      0.27      6.25        744     179,161    51.29       100         100
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

26. Prepayment Penalty Term

                                                               Wt.
                            Number                 Pct. Of     Avg.     Wt Avg.     Avg.                 Pct.       Pct.
                              of      Principal    Pool By    Gross     Current   Principal    Comb      Full      Owner
Prepayment Penalty Term     Loans      Balance     Balance    Coupon     FICO      Balance     LTV       Doc      Occupied
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
<= 0                            38    $8,503,621     12.67%     8.11%       646    $223,779    80.55%    39.78%      82.53%
1 - 12                          23     6,313,323      9.41     7.509        690     274,492    80.31      33.5       91.63
13 - 24                        143    28,711,757     42.78     7.888        631     200,782    80.47     42.58       92.81
25 - 36                        102    23,074,747     34.38     7.175        638     226,223    72.19     61.13       94.08
49 - 60                          2       508,289      0.76     8.084        554     254,145       80     53.45       53.45
-------------------------   ------   -----------   -------    ------    -------   ---------   ------    ------    --------
Total:                         308   $67,111,736    100.00%     7.64%       640    $217,895    77.61%    47.83%      91.54%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2
GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only
Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $152,519,436
Number of Mortgage Loans: 673
Average Scheduled Principal Balance: $226,626
Weighted Average Gross Coupon: 7.485%
Weighted Average Net Coupon: 6.981%
Weighted Average Current FICO Score: 665
Weighted Average Original LTV Ratio: 78.43%
Weighted Average Combined Original LTV Ratio: 78.80%
Weighted Average Stated Remaining Term (months): 357
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.25%
Weighted Average Initial Rate Cap: 2.40%
Weighted Average Periodic Rate Cap: 1.22%
Weighted Average Gross Maximum Lifetime Rate: 13.84%
Weighted Average Back-Debt to Income Ratio: 42.28%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%

2. Current Principal Balance

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Current Principal Balance    Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
$1 - $50,000                       9      $299,300       0.20%      11.21%       696      $33,256    98.45%       52.05%      63.78%
$50,001 - $75,000                 12       779,431       0.51       8.915        678       64,953    83.94        68.97       58.89
$75,001 - $100,000                42     3,757,784       2.46       8.281        682       89,471    82.81        61.62       76.77
$100,001 - $125,000               64     7,221,490       4.73       7.958        652      112,836    77.15        60.09       82.54
$125,001 - $150,000               64     8,869,689       5.82       7.755        652      138,589    79.96        59.33        90.5
$150,001 - $200,000              143    25,213,048      16.53       7.873        658      176,315    79.08        42.77       89.55
$200,001 - $250,000              103    23,076,689      15.13       7.541        656      224,046    78.16        49.49        93.2
$250,001 - $300,000               89    24,221,196      15.88       7.333        663      272,148    77.54        42.81       95.55
$300,001 - $350,000               57    18,468,935      12.11       7.229        666      324,016    79.01        33.09         100
$350,001 - $400,000               35    13,137,197       8.61       7.094        662      375,348    77.62        41.63       97.25
$400,001 - $450,000               18     7,685,088       5.04       6.862        690      426,949    79.73        27.63         100
$450,001 - $500,000               15     7,098,702       4.65       7.175        677      473,247    79.98         66.9         100
$500,001 - $550,000                8     4,165,787       2.73       7.783        729      520,723    83.78        25.19         100
$550,001 - $600,000               10     5,677,400       3.72       6.854        679      567,740    79.18           70         100
$600,001 - $650,000                3     1,897,700       1.24       8.302        647      632,567    72.51         32.8         100
$700,001 & Above                   1       950,000       0.62       6.725        601      950,000    79.17          100         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

3. Current Rate

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Current Rate                 Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
5.50 - 5.99                       17    $5,111,707       3.35%       5.84%       700     $300,689    76.00%       72.83%      96.01%
6.00 - 6.49                       37    11,071,771       7.26       6.316        670      299,237    75.07        69.13         100
6.50 - 6.99                      132    37,857,643      24.82       6.767        670      286,800    76.95        58.15       99.37
7.00 - 7.49                      122    27,498,069      18.03       7.249        656      225,394    78.13        51.07       98.93
7.50 - 7.99                      159    34,750,165      22.78       7.721        655      218,554    78.57        43.17       94.35
8.00 - 8.49                       76    14,359,340       9.41       8.222        667      188,939    80.93        21.21          91
8.50 - 8.99                       69    12,188,557       7.99       8.752        666      176,646     82.7        21.99       81.74
9.00 & Above                      61     9,682,183       6.35       9.636        674      158,724     86.5        21.39       70.78
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

4. Credit Score

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Credit Score                 Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
740 & Above                       56   $13,804,082       9.05%       7.63%       759     $246,501    83.54%       28.14%      85.42%
720 - 739                         32     8,242,759        5.4       6.935        728      257,586    80.11        49.11       95.55
700 - 719                         63    15,539,013      10.19       7.282        708      246,651    79.07         38.8       92.15
680 - 699                         73    16,658,445      10.92       7.471        689      228,198    80.41        33.88       93.71
660 - 679                         91    20,975,007      13.75        7.51        670      230,495    79.64        39.61        93.5
640 - 659                        123    26,990,946       17.7       7.602        649      219,439    79.67        40.05        95.5
620 - 639                        108    22,219,584      14.57       7.649        630      205,737    78.19        44.24       96.66
600 - 619                         84    17,190,280      11.27       7.508        609      204,646    74.83        69.65       93.71
580 - 599                         35     8,738,146       5.73       7.275        590      249,661    74.03        90.66         100
560 - 579                          7     1,945,174       1.28       7.442        568      277,882    66.44        80.69         100
540 - 559                          1       216,000       0.14        7.85        558      216,000       75          100         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

5. Lien

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Lien                         Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
1                                659  $151,807,986      99.53%       7.47%       665     $230,361    78.71%       46.16%      94.19%
2                                 14       711,450       0.47      11.752        709       50,818    99.35         21.9       68.25
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

6. Combined Original LTV

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Combined Original LTV        Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
0.01 - 60.00                      39    $7,856,760       5.15%       7.19%       638     $201,455    50.82%       38.27%      90.69%
60.01 - 70.00                     38    10,351,086       6.79       7.097        630      272,397    67.24        56.94       97.67
70.01 - 80.00                    492   114,857,243      75.31        7.37        667      233,450    79.53        45.51       98.23
80.01 - 85.00                     16     3,918,155       2.57       8.169        655      244,885    83.67         17.1       90.13
85.01 - 90.00                     35     7,010,253        4.6       8.204        651      200,293    89.69        53.46       81.99
90.01 - 95.00                     16     3,861,484       2.53       8.918        699      241,343    94.88        36.21       58.13
95.01 - 100.00                    37     4,664,455       3.06       8.835        721      126,066      100        69.67       40.45
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

7. Original LTV

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Original LTV                 Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
0.01 - 60.00                      53    $8,568,210       5.62%       7.57%       644     $161,664    54.85%       36.91%      88.83%
60.01 - 70.00                     38    10,351,086       6.79       7.097        630      272,397    67.24        56.94       97.67
70.01 - 80.00                    492   114,857,243      75.31        7.37        667      233,450    79.53        45.51       98.23
80.01 - 85.00                     16     3,918,155       2.57       8.169        655      244,885    83.67         17.1       90.13
85.01 - 90.00                     34     6,963,753       4.57       8.189        650      204,816    89.69        53.82       81.87
90.01 - 95.00                     16     3,861,484       2.53       8.918        699      241,343    94.88        36.21       58.13
95.01 - 100.00                    24     3,999,505       2.62       8.336        723      166,646      100        77.36        36.2
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

8. Documentation

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Documentation                Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
FULL DOC                         327   $70,233,980      46.05%       7.19%       652     $214,783    78.86%      100.00%      91.29%
LIMITED                            8     2,064,700       1.35       7.498        673      258,088    86.14            0       87.76
STATED                           329    78,539,797      51.49       7.719        675      238,723    78.59            0        96.9
NO DOC                             9     1,680,959        1.1        8.95        705      186,773    77.15            0       85.63
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

9. Purpose

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Purpose                      Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
PURCHASE                         458  $102,809,257      67.41%       7.51%       674     $224,474    80.72%       43.73%      92.62%
CASHOUT REFI                     190    43,891,359      28.78       7.444        645      231,007    74.46        50.99       96.67
RATE/TERM REFI                    25     5,818,820       3.82       7.353        652      232,753    77.65        49.82         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

10. Occupancy

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Occupancy                    Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
OWNER OCCUPIED                   610  $143,472,241      94.07%       7.42%       663     $235,200    78.26%       44.69%     100.00%
INVESTOR                          30     4,760,560       3.12       8.864        693      158,685     86.4        67.45           0
SECOND HOME                       33     4,286,635       2.81        8.32        676      129,898    88.65        67.73           0
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

11. Property Type

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Property Type                Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
SINGLE FAMILY                    427   $96,101,934      63.01%       7.44%       664     $225,063    78.37%       47.41%      94.75%
PUD                              147    32,586,862      21.37       7.597        656      221,679    80.17        49.83       96.42
CONDO                             71    14,642,821        9.6        7.57        678      206,237    79.85        44.48       87.68
2 FAMILY                          23     7,796,093       5.11       7.262        680      338,961    74.76        24.63       86.77
TOWNHOUSE                          2       744,000       0.49       9.277        723      372,000    93.64            0         100
3-4 FAMILY                         3       647,725       0.42       7.732        752      215,908    81.21            0         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

12. State

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
State                        Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
CA                               203   $66,120,284      43.35%       6.96%       668     $325,716    76.59%       49.02%      99.19%
FL                                96    19,317,608      12.67       8.051        664      201,225    81.63        30.21       87.02
AZ                                44     9,748,834       6.39       7.494        654      221,564    78.89        46.89         100
NV                                40     9,060,104       5.94       7.622        658      226,503    78.06        37.79       96.26
GA                                63     8,547,357        5.6        8.29        671      135,672    83.76        52.61       62.83
VA                                18     4,729,266        3.1       7.979        679      262,737    83.48        46.12       92.35
MN                                23     3,905,624       2.56       8.104        662      169,810    83.18        45.97       87.66
IL                                18     3,500,685        2.3       8.045        658      194,482    73.33        35.71       96.44
TN                                23     3,055,081          2       8.266        649      132,830    81.91        57.51       91.79
TX                                22     3,031,373       1.99       7.824        653      137,790    80.97        55.93         100
Other                            123    21,503,220       14.1       7.746        663      174,823    79.69        50.28        94.1
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

13. Zip

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Zip                          Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
89031                              4    $1,026,100       0.67%       7.58%       620     $256,525    79.36%       69.68%     100.00%
85242                              4       992,269       0.65       7.361        644      248,067       80        53.35         100
95111                              2       981,500       0.64        6.82        727      490,750    77.36          100         100
90005                              1       950,000       0.62       6.725        601      950,000    79.17          100         100
95476                              2       884,800       0.58       6.879        706      442,400       80            0         100
91331                              3       874,500       0.57       6.516        618      291,500    66.11        40.25         100
89121                              4       862,410       0.57       7.849        630      215,602    79.13        47.02         100
92392                              3       857,900       0.56       6.686        757      285,967    76.72            0         100
90631                              2       839,000       0.55        7.76        665      419,500    81.08            0         100
90650                              2       816,000       0.54       6.721        745      408,000       80         59.8         100
Other                            646   143,434,957      94.04        7.51        664      222,036    78.86        45.88       93.69
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

14. Remaining Months to Maturity

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
Remaining Months              of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
to Maturity                  Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
241 - 360                        673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

15. Amortization Type

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Amortization Type            Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
2 YR ARM IO                      562  $131,605,719      86.29%       7.49%       665     $234,174    79.05%       44.39%      94.04%
3 YR ARM IO                       55    10,826,979        7.1       7.188        659      196,854    76.14         61.2       93.31
30 YR FIXED IO                    37     5,894,510       3.86       8.162        669      159,311    76.46        51.01       93.51
5 YR ARM IO                       19     4,192,229       2.75       7.297        673      220,644     81.2        52.18       97.61
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

16. Initial Periodic Cap

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Initial Periodic Cap         Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
<= 0.00                           37    $5,894,510       3.86%       8.16%       669     $159,311    76.46%       51.01%      93.51%
1.01 - 1.50                       77    21,604,076      14.16       6.699        672      280,572    76.09        59.71       99.06
1.51 - 2.00                      249    55,226,921      36.21       7.688        671      221,795    80.32        44.58       90.52
2.51 - 3.00                      310    69,793,929      45.76       7.511        657      225,142    78.64        42.57       95.38
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

17. Periodic Cap

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Periodic Cap                 Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
<= 0.00                           37    $5,894,510       3.86%       8.16%       669     $159,311    76.46%       51.01%      93.51%
0.51 - 1.00                      492   103,736,005      68.01       7.702        660      210,846    79.91        43.08       91.84
1.01 - 1.50                       76    21,484,883      14.09       6.694        672      282,696    76.07        59.49       99.05
1.51 - 2.00                       68    21,404,038      14.03       7.041        679      314,765    76.84        45.58         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

18. Months to Rate Reset

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Months to Rate Reset         Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
<= 0                              37    $5,894,510       3.86%       8.16%       669     $159,311    76.46%       51.01%      93.51%
13 - 24                          562   131,605,719      86.29       7.485        665      234,174    79.05        44.39       94.04
25 - 36                           55    10,826,979        7.1       7.188        659      196,854    76.14         61.2       93.31
49 >=                             19     4,192,229       2.75       7.297        673      220,644     81.2        52.18       97.61
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

19. Life Maximum Rate

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Life Maximum Rate            Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
9.00 & Below                      37    $5,894,510       3.86%       8.16%       669     $159,311    76.46%       51.01%      93.51%
9.51 - 10.00                       1       165,750       0.11       9.675        665      165,750       85            0           0
11.01 - 11.50                      1       252,000       0.17         6.4        693      252,000       80          100         100
11.51 - 12.00                      5     1,059,276       0.69       6.673        655      211,855    76.92        43.05         100
12.01 - 12.50                     22     6,207,984       4.07       6.808        654      282,181    78.49        60.97         100
12.51 - 13.00                     77    20,778,291      13.62        6.64        681      269,848    78.78        56.97        96.9
13.01 - 13.50                    123    28,327,804      18.57       6.974        670      230,307    77.96        57.69       97.59
13.51 - 14.00                    161    39,434,248      25.86        7.26        656      244,933    77.52        55.17        95.9
14.01 - 14.50                     82    17,548,107      11.51       7.815        654      214,001    77.17        25.76       94.03
14.51 - 15.00                     87    18,283,351      11.99       8.242        663      210,153    81.15        27.44       88.69
15.01 & Above                     77    14,568,115       9.55       9.015        673      189,196    84.09        22.38       83.27
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

20. Margin

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Margin                       Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
0.99 & Below                      37    $5,894,510       3.86%       8.16%       669     $159,311    76.46%       51.01%      93.51%
2.00 - 2.49                        3       700,999       0.46        7.55        693      233,666     87.4        38.52         100
2.50 - 2.99                        1       408,989       0.27        5.75        682      408,989       80            0         100
3.00 - 3.49                        1       440,000       0.29         7.6        785      440,000       80            0         100
3.50 - 3.99                        3       896,422       0.59       7.312        651      298,807    75.49        40.65         100
4.00 - 4.49                       11     2,439,158        1.6       6.695        631      221,742    71.66        72.79         100
4.50 - 4.99                       13     3,271,854       2.15       6.873        676      251,681    78.82        55.49         100
5.00 - 5.49                       60    18,661,154      12.24       7.184        687      311,019    80.77         49.6         100
5.50 - 5.99                      105    27,507,669      18.04       6.984        658      261,978    75.51        48.12       98.06
6.00 - 6.49                      158    37,928,857      24.87       7.028        670      240,056    77.34        56.15       98.69
6.50 - 6.99                      113    23,403,840      15.34       7.692        650      207,114    79.75         47.4       95.29
7.00 - 7.49                       78    14,441,978       9.47       8.089        654      185,154    80.73        27.82       89.43
7.50 - 7.99                       53     9,653,644       6.33       8.713        663      182,144    82.89        23.66       75.69
8.00 - 8.49                       29     5,613,772       3.68       9.117        672      193,578    84.25        29.74        66.5
8.50 - 8.99                        7     1,058,990       0.69        9.66        669      151,284    91.05        13.69       26.69
10.00 - 10.49                      1       197,600       0.13       10.55        687      197,600       95            0         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

21. Interest Only

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Interest Only                Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Y                                673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

22. Interest Only Term

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Interest Only Term           Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
24                               133   $32,318,888      21.19%       7.28%       673     $242,999    78.88%       51.73%      93.23%
36                                 9     1,749,558       1.15       7.285        668      194,395     78.8        54.05       88.28
60                               508   113,133,153      74.18       7.548        663      222,703    78.68        44.86       94.51
84                                 1       279,185       0.18        7.25        670      279,185       80            0         100
120                               22     5,038,652        3.3       7.458        651      229,030    80.85        36.07       91.16
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

23. UNITS

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
UNITS                        Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
1                                647  $144,075,617      94.46%       7.50%       664     $222,683    79.01%       47.42%      94.44%
2                                 23     7,796,093       5.11       7.262        680      338,961    74.76        24.63       86.77
3                                  1       313,600       0.21       6.975        749      313,600       80            0         100
4                                  2       334,125       0.22       8.442        755      167,063    82.34            0         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

24. CITY

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
CITY                         Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
LAS VEGAS                         22    $4,751,078       3.12%       7.62%       651     $215,958    76.45%       32.32%      92.86%
LOS ANGELES                       13     5,955,947       3.91       6.847        646      458,150    77.09        52.58       95.05
MIAMI                             11     3,139,999       2.06       8.229        690      285,454    82.08        11.15       92.31
ORLANDO                           11     2,186,609       1.43       7.469        656      198,783    77.37        38.85         100
CHICAGO                            9     1,625,265       1.07       8.127        638      180,585    64.53        24.41       92.33
Other                            607   134,860,538      88.42       7.484        666      222,176    79.08        47.43       94.03
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

25. DTI

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
DTI                          Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
<= 0.00000                        10    $1,922,214       1.26%       9.04%       730     $192,221    78.15%        0.00%      84.21%
0.00001 - 5.00000                  1       144,000       0.09       7.025        671      144,000       80            0         100
5.00001 - 10.00000                 1       229,500       0.15        9.45        704      229,500       90            0           0
10.00001 - 15.00000                1       481,680       0.32         6.9        724      481,680       80          100         100
15.00001 - 20.00000                4       451,250        0.3       7.363        649      112,813    72.06        82.64       82.64
20.00001 - 25.00000               12     2,153,065       1.41       6.915        639      179,422    75.93        89.04       97.08
25.00001 - 30.00000               32     5,840,026       3.83       7.337        647      182,501    74.54        67.47       91.04
30.00001 - 35.00000               64    12,288,966       8.06        7.35        658      192,015    77.86        65.92       95.07
35.00001 - 40.00000              122    27,202,087      17.84       7.345        658      222,968    77.77        48.63       95.85
40.00001 - 45.00000              153    35,661,004      23.38       7.493        673      233,078    79.66        38.59       93.72
45.00001 - 50.00000              237    58,832,605      38.57       7.569        666      248,239    79.35        39.23       94.87
50.00001 - 55.00000               32     6,295,819       4.13       7.427        648      196,744    80.12        78.39       86.38
55.00001 - 60.00000                4     1,017,220       0.67       7.207        652      254,305    79.01        41.18         100
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

26. Prepayment Penalty Term

                             Number                  Pct. Of     Wt. Avg.    Wt Avg.      Avg.                               Pct.
                               of      Principal     Pool By      Gross      Current   Principal     Comb     Pct. Full     Owner
Prepayment Penalty Term      Loans      Balance      Balance      Coupon      FICO      Balance      LTV         Doc       Occupied
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
<= 0                              56    $9,743,723       6.39%       8.30%       687     $173,995    77.28%       44.94%      91.13%
1 - 12                            47    11,877,663       7.79       7.808        677      252,716    78.98        34.01       91.97
13 - 24                          448   104,800,713      68.71       7.401        663      233,930    79.18        46.52       94.02
25 - 36                          122    26,097,336      17.11       7.372        658      213,913    77.75        50.06        96.3
-------------------------   --------  ------------  ---------    --------    -------   ----------   ------    ---------    --------
Total:                           673  $152,519,436     100.00%       7.49%       665     $226,626    78.80%       46.05%      94.07%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

DTI

                      Number                  Pct. of    Wt. Avg.    Wt. Avg.     Avg.                 Pct.       Pct.
                        of      Principal     Pool By     Gross      Current    Principal    Comb      Full      Owner
DTI                   Loans      Balance      Balance     Coupon       FICO      Balance      LTV       Doc     Occupied
-------------------   ------   ------------   -------    --------    --------   ---------   -------    -----    --------
<= 0.00000                58     $8,316,021      1.29%       9.09%        713    $143,380     79.91%    0.00%      91.28%
0.00001 - 5.00000          3        567,541      0.09       7.525         633     189,180     77.45        0       74.55
5.00001 - 10.00000         3        867,931      0.13       7.942         629     289,310     75.77    73.56       73.56
10.00001 - 15.00000        9      2,611,624       0.4       7.454         705     290,180     78.48     35.2       83.61
15.00001 - 20.00000       50      6,490,030         1       8.037         640     129,801     75.93    59.46       82.75
20.00001 - 25.00000      103     14,157,051      2.19       7.901         621     137,447     74.74    64.59        92.1
25.00001 - 30.00000      214     30,446,186      4.71       7.831         632     142,272     75.96    61.12       94.12
30.00001 - 35.00000      372     56,432,178      8.73       7.814         628     151,699     77.42    57.42          93
35.00001 - 40.00000      566     93,338,696     14.44       7.751         633     164,909     77.17    54.31       92.08
40.00001 - 45.00000      928    161,251,980     24.94       7.896         636     173,763     78.52     46.4       94.16
45.00001 - 50.00000    1,152    212,413,854     32.85       7.889         638     184,387     79.07    44.25       93.59
50.00001 - 55.00000      240     50,757,333      7.85       7.596         622     211,489     74.25    78.45       91.53
55.00001 - 60.00000       32      8,950,647      1.38       7.407         653     279,708     74.05    71.47       92.62
                       -----   ------------    ------        ----         ---    --------     -----    -----       -----
Total:                 3,730   $646,601,072    100.00%       7.85%        636    $173,351     77.80%   51.24%      93.06%

DTI:  Debt-back to income ratio
disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs


State

         Number                  Pct. of    Wt. Avg.    Wt. Avg.     Avg.                 Pct.       Pct.
           of      Principal     Pool By     Gross      Current    Principal    Comb      Full      Owner
State    Loans      Balance      Balance     Coupon       FICO      Balance      LTV       Doc     Occupied
------   ------   ------------   -------    --------    --------   ---------   -------    -----    --------
AL           97    $10,624,751      1.64%       8.23%        623    $109,534     81.07%   70.51%      95.40%
AR           17      2,203,530      0.34       8.674         629     129,619     87.07    53.43       96.44
AZ          160     31,504,850      4.87       7.732         626     196,905      78.9    49.51       94.58
CA          609    176,330,893     27.27       7.173         645     289,542      73.1    52.69       96.59
CO           59      9,847,660      1.52       8.006         629     166,909     81.44    55.46       97.02
CT           38      7,406,643      1.15       8.061         622     194,912     80.96    55.22       85.84
DC            7      1,644,206      0.25       8.063         656     234,887     77.59    10.08       55.08
DE            6        594,063      0.09       7.565         647      99,010      72.8     59.9         100
FL          526     89,589,196     13.86        8.07         628     170,322     79.05    39.49       88.94
GA          236     29,479,320      4.56       8.238         639     124,912     82.25    59.46       81.14
HI           11      3,375,969      0.52       6.931         643     306,906     69.45    26.66       89.42
IA            5        490,448      0.08       9.086         609      98,090     77.33    17.93         100
ID           15      2,036,775      0.31       7.844         654     135,785     76.89     46.5         100
IL          109     19,588,060      3.03       8.137         649     179,707     77.43    35.93       95.72
IN           58      6,068,395      0.94       8.421         611     104,627     79.46    64.56       99.09
KS           12      1,576,123      0.24       8.807         647     131,344     82.81    72.36       91.79
KY           28      2,896,000      0.45       8.404         626     103,429      83.8    62.27       93.69
LA           37      4,067,888      0.63       8.442         622     109,943     85.21     70.2         100
MA           17      3,870,494       0.6       7.555         647     227,676     75.61    54.46       94.08
MD           38      7,887,665      1.22       7.859         612     207,570     71.08    67.53         100
ME            3        447,809      0.07       8.924         605     149,270     77.94    87.61       87.61
MI          113     14,375,342      2.22       8.689         615     127,215     82.83    50.48       97.87
MN           86     14,517,372      2.25       8.195         633     168,807     80.73     42.5       94.92
MO          104     11,245,291      1.74       8.361         619     108,128     82.28    72.24       93.75
MS           32      3,725,450      0.58       8.263         631     116,420     84.11     68.5       93.42
MT            3        505,591      0.08       8.153         647     168,530     82.17        0         100
NC           71      8,673,724      1.34       8.479         637     122,165     82.05    57.74        83.2
ND            5        671,683       0.1       8.639         637     134,337     83.73    49.42       40.63
NE            5        555,177      0.09       8.066         632     111,035     82.14    39.74         100
NH           23      4,226,722      0.65        8.18         652     183,771     79.18    21.05       92.17
NJ           23      5,469,152      0.85       8.238         633     237,789     71.61    35.19       96.96
NM            8        998,982      0.15       8.333         663     124,873     74.47    31.56       87.42
NV           79     16,313,472      2.52       7.697         646     206,500     77.37    36.76       95.49
NY           37     10,274,773      1.59       7.552         655     277,697     69.72    33.23       81.87
OH           39      4,827,567      0.75       8.581         619     123,784     81.31    81.14       85.95
OK           36      3,404,188      0.53       8.333         644      94,561     82.68     63.6       87.42
OR           35      6,020,350      0.93       8.049         625     172,010     78.94    57.63       92.07
PA           54      8,195,932      1.27       8.003         628     151,777     80.44    60.07       90.12
RI           16      3,760,265      0.58       7.781         671     235,017     81.38    28.95         100
SC           42      6,231,761      0.96        8.36         630     148,375     81.09    53.49       87.44
SD            7        718,566      0.11       8.345         644     102,652     79.26    18.88          87
TN          168     20,599,953      3.19       8.279         636     122,619     81.28    61.61       90.34
TX          421     47,070,450      7.28       8.315         628     111,806     81.41    48.12       95.33
UT           23      2,970,919      0.46       8.165         611     129,170     81.51    70.31         100
VA           90     18,167,124      2.81       7.995         637     201,857     78.53    50.78       90.28
VT            2        780,647      0.12       8.487         621     390,324     45.82    16.89         100
WA           89     17,255,591      2.67       7.348         651     193,883     78.03    83.11       96.64
WI           22      2,649,307      0.41       8.938         634     120,423     81.14    64.39       87.55
WV            4        370,745      0.06       8.055         633      92,686     81.66      100         100
WY            5        494,243      0.08       9.086         622      98,849     88.59    35.94         100
          -----   ------------    ------       -----         ---    --------     -----    -----       -----
Total:    3,730   $646,601,072    100.00%       7.85%        636    $173,351     77.80%   51.24%      93.06%

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2

GSAMP 06-HE2; GSAMP 06-HE2

Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2 and ARM

Table of Contents

 1. Summary
 2. Current Principal Balance
 3. Current Rate
 4. Credit Score
 5. Lien
 6. Combined Original LTV
 7. Original LTV
 8. Documentation
 9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $539,231,109
Number of Mortgage Loans: 2,897
Average Scheduled Principal Balance: $186,134
Weighted Average Gross Coupon: 7.819%
Weighted Average Net Coupon: 7.315%
Weighted Average Current FICO Score: 636
Weighted Average Original LTV Ratio: 78.44%
Weighted Average Combined Original LTV Ratio: 78.44%
Weighted Average Stated Remaining Term (months): 360
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.40%
Weighted Average Initial Rate Cap: 2.53%
Weighted Average Periodic Rate Cap: 1.23%
Weighted Average Gross Maximum Lifetime Rate: 14.26%
Weighted Average Back-Debt to Income Ratio: 42.46%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%


2. Current Principal Balance

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Principal Balance                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
$1 - $50,000                                  13        $599,594    0.11%   8.98%      607    $46,123  61.91%  44.48%    91.67%
$50,001 - $75,000                            158      10,258,594      1.9    8.54      623     64,928   78.17   73.06     90.91
$75,001 - $100,000                           376      33,351,537     6.19   8.334      627     88,701   79.27   61.93     89.19
$100,001 - $125,000                          430      48,446,546     8.98   8.173      626    112,666   79.76   63.88     90.89
$125,001 - $150,000                          361      49,817,943     9.24   8.127      624    138,000   80.48   56.19     90.03
$150,001 - $200,000                          563      98,401,994    18.25    8.06      625    174,782   78.26   45.51     91.81
$200,001 - $250,000                          350      78,472,191    14.55    7.82      631    224,206   78.06   47.12     90.32
$250,001 - $300,000                          280      76,341,152    14.16     7.7      629    272,647   77.91   45.76     94.35
$300,001 - $350,000                          153      49,341,478     9.15   7.506      645    322,493   78.18   33.78     96.13
$350,001 - $400,000                           85      31,597,123     5.86   7.203      650    371,731   77.25   46.54      95.4
$400,001 - $450,000                           53      22,502,789     4.17   7.113      678    424,581   78.17   37.83     96.19
$450,001 - $500,000                           30      14,240,489     2.64   7.207      659    474,683   74.36   60.66     90.21
$500,001 - $550,000                           18       9,426,893     1.75   7.554      697    523,716   82.31   27.55       100
$550,001 - $600,000                           19      10,765,474        2   7.132      679    566,604   77.74   63.44       100
$600,001 - $650,000                            5       3,149,559     0.58     7.5      671    629,912   76.98   59.67       100
$700,001 & Above                               3       2,517,752     0.47   7.004      663    839,251   78.05   70.49       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


3. Current Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Rate                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
5.00 - 5.49                                    2        $395,619    0.07%   5.43%      651   $197,809  59.41% 100.00%   100.00%
5.50 - 5.99                                   35       9,177,167      1.7    5.83      679    262,205   72.83   66.15     97.78
6.00 - 6.49                                  110      28,891,820     5.36   6.298      664    262,653   74.47      73     99.41
6.50 - 6.99                                  393      93,753,396    17.39   6.782      658    238,558   75.19   64.73     97.98
7.00 - 7.49                                  398      84,979,655    15.76   7.266      648    213,517   77.49   54.33     96.06
7.50 - 7.99                                  598     112,847,118    20.93   7.738      637    188,708      78   44.56     93.34
8.00 - 8.49                                  434      69,735,226    12.93   8.244      625    160,680   80.03   40.59     88.34
8.50 - 8.99                                  441      67,116,753    12.45   8.731      616    152,192   81.52    37.3     88.67
9.00 & Above                                 486      72,334,355    13.41   9.557      602    148,836    82.5   38.17     85.21
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


4. Credit Score

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Credit Score                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
740 & Above                                  152     $34,735,500    6.44%   7.51%      760   $228,523  82.44%  30.05%    81.52%
720 - 739                                     95      22,805,488     4.23   7.268      729    240,058   81.68   38.49     89.09
700 - 719                                    130      30,200,634      5.6   7.291      709    232,313   79.62   42.69     85.59
680 - 699                                    181      38,034,447     7.05   7.447      689    210,135   80.39   36.45      90.6
660 - 679                                    229      46,169,095     8.56   7.571      670    201,612   79.63   39.24     90.84
640 - 659                                    371      70,771,598    13.12   7.631      649    190,759   79.45   40.48     91.57
620 - 639                                    449      78,973,822    14.65   7.861      629    175,888   80.05   41.11     93.62
600 - 619                                    392      64,930,742    12.04   7.848      610    165,640    77.8   59.38     94.28
580 - 599                                    392      62,577,936    11.61   8.076      589    159,638   78.28   68.35     97.73
560 - 579                                    214      33,114,718     6.14   8.519      569    154,742   77.33   68.37     98.06
540 - 559                                    138      25,287,847     4.69   8.257      550    183,245   72.27   58.62     98.61
520 - 539                                     85      15,540,994     2.88   8.466      529    182,835   67.65   58.94     96.24
500 - 519                                     68      15,928,397     2.95   8.596      510    234,241   68.45   77.42     95.16
499 & Below                                    1         159,892     0.03   9.815      492    159,892   59.26     100       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%     636   $186,134   78.44%  49.26%    92.66%


5. Lien

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Lien                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                          2,897    $539,231,109   100.00%   7.82%     636   $186,134   78.44%  49.26%    92.66%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109   100.00%   7.82%     636   $186,134   78.44%  49.26%    92.66%


6. Combined Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Combined Original LTV                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                 204     $38,088,604    7.06%   7.56%      593   $186,709  50.58%  44.72%    92.17%
60.01 - 70.00                                219      45,876,148     8.51   7.653      586    209,480    66.4   50.24     94.99
70.01 - 80.00                              1,810     337,247,637    62.54    7.63      648    186,325   79.08   49.23     96.82
80.01 - 85.00                                149      28,020,778      5.2   8.441      602    188,059   84.47   46.42     82.65
85.01 - 90.00                                319      57,016,014    10.57   8.529      628    178,734   89.63   43.87      82.6
90.01 - 95.00                                117      21,778,381     4.04   8.525      654    186,140   94.56   58.11     78.63
95.01 - 100.00                                79      11,203,547     2.08   8.556      692    141,817   99.98   79.12     63.29
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


7. Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Original LTV                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                 204     $38,088,604    7.06%   7.56%      593   $186,709  50.58%  44.72%    92.17%
60.01 - 70.00                                219      45,876,148     8.51   7.653      586    209,480    66.4   50.24     94.99
70.01 - 80.00                              1,810     337,247,637    62.54    7.63      648    186,325   79.08   49.23     96.82
80.01 - 85.00                                149      28,020,778      5.2   8.441      602    188,059   84.47   46.42     82.65
85.01 - 90.00                                319      57,016,014    10.57   8.529      628    178,734   89.63   43.87      82.6
90.01 - 95.00                                117      21,778,381     4.04   8.525      654    186,140   94.56   58.11     78.63
95.01 - 100.00                                79      11,203,547     2.08   8.556      692    141,817   99.98   79.12     63.29
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


8. Documentation

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Documentation                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
FULL DOC                                   1,537    $265,650,394   49.26%   7.62%     621   $172,837   78.55%  100.00%   93.24%
LIMITED                                       55      11,866,860      2.2   7.827     645    215,761    82.04        0    86.07
STATED                                     1,263     253,623,274    47.03   8.007     649    200,810    78.19        0    92.42
NO DOC                                        42       8,090,580      1.5   8.616     686    192,633    77.62        0    90.94
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%     636   $186,134   78.44%   49.26%   92.66%


9. Purpose

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Purpose                                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
PURCHASE                                   1,733    $308,311,268   57.18%   7.79%      655   $177,906  81.01%  47.54%    91.95%
CASHOUT REFI                               1,034     208,600,302    38.68   7.863      608    201,741   74.66   51.12     93.45
RATE/TERM REFI                               130      22,319,539     4.14   7.792      621    171,689   78.38   55.72     95.21
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


10. Occupancy

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Occupancy                                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
OWNER OCCUPIED                             2,654    $499,674,470   92.66%   7.77%      633   $188,272  78.06%  49.57%   100.00%
INVESTOR                                     151      25,162,608     4.67   8.432      673    166,640   82.29   48.31         0
SECOND HOME                                   92      14,394,032     2.67   8.357      662    156,457   84.89   40.23         0
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


11. Property Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Property Type                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
SINGLE FAMILY                              2,020    $360,071,137   66.77%   7.81%      631   $178,253  78.03%  52.61%    94.04%
PUD                                          554     108,000,858    20.03   7.872      634    194,947   79.46   46.89     93.57
CONDO                                        183      35,866,765     6.65   7.716      660    195,993   79.73   47.92     84.27
2 FAMILY                                      78      20,059,478     3.72   7.767      656    257,173   76.73   22.84      82.9
3-4 FAMILY                                    51      12,861,204     2.39   7.852      686    252,180   79.12   22.45     87.44
TOWNHOUSE                                      9       1,855,353     0.34   8.813      637    206,150   85.87   21.92     86.91
CONDO HI-RISE                                  2         516,314      0.1   7.299      663    258,157   87.16     100     54.05
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


12. State

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
State                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
CA                                           527    $158,638,142   29.42%   7.18%      645   $301,021  74.24%  51.39%    96.57%
FL                                           372      69,654,960    12.92   8.116      627    187,245   80.34   34.82     86.86
TX                                           318      37,700,249     6.99   8.327      626    118,554   81.25   45.27     96.23
AZ                                           131      27,751,595     5.15   7.696      628    211,844   79.45   46.66     94.77
GA                                           171      23,761,202     4.41   8.098      635    138,954   82.26   58.09     78.95
TN                                           136      17,297,588     3.21   8.256      635    127,188   81.39   62.61     90.26
IL                                            84      16,377,788     3.04   8.144      650    194,974   77.74   29.01     94.88
NV                                            71      15,495,147     2.87   7.624      646    218,242   76.92   36.39     95.26
WA                                            76      14,778,675     2.74   7.251      653    194,456   77.81   82.86     96.08
VA                                            68      14,752,726     2.74   8.031      637    216,952   79.08    46.7     89.07
Other                                        943     143,023,037    26.52   8.191      629    151,668    80.5   52.93     91.86
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


13. Zip

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Zip                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
85242                                          7      $1,868,412    0.35%   7.58%      643   $266,916  81.03%  28.33%   100.00%
92553                                          6       1,719,834     0.32    6.61      669    286,639   82.86    56.7     57.34
90044                                          5       1,560,732     0.29   7.233      632    312,146   74.33   38.61      80.6
92392                                          6       1,505,639     0.28   6.789      734    250,940   76.67   11.91       100
90003                                          5       1,492,977     0.28    7.53      656    298,595    81.5     8.3     80.12
91331                                          5       1,491,161     0.28   6.929      578    298,232   67.49   64.96       100
90006                                          3       1,457,087     0.27     6.9      670    485,696   69.46      32        68
93536                                          4       1,426,388     0.26   6.728      654    356,597   81.96    50.6       100
90650                                          4       1,405,996     0.26   6.906      674    351,499   74.31   34.71       100
90011                                          4       1,384,331     0.26   7.789      602    346,083   78.44       0       100
Other                                      2,848     523,918,551    97.16    7.84      635    183,960   78.49   49.74     92.79
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


14. Remaining Months to Maturity

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Remaining Months to Maturity              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
241 - 360                                  2,813    $523,896,525   97.16%   7.81%      636   $186,241  78.37%  49.56%    92.65%
361 >=                                        84      15,334,584     2.84   8.104      639    182,555   80.85   39.02     93.28
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


15. Amortization Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Amortization Type                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1 YR ARM                                      15      $3,692,542    0.68%   7.68%      634   $246,169  77.81%  14.50%    88.44%
2 YR ARM                                   1,548     229,633,249    42.59   8.193      618    148,342   79.16   49.88      91.5
2 YR ARM 40 YR TERM                           82      14,862,057     2.76    8.13      639    181,245   81.27   38.48     93.06
2 YR ARM 40/30 DUAL AMORTIZATION             152      40,000,344     7.42   7.589      605    263,160   73.49   41.36     96.05
2 YR ARM BALLOON 40/30                       119      28,155,668     5.22   7.752      640    236,602   80.46    40.6     88.34
2 YR ARM IO                                  562     131,605,719    24.41   7.485      665    234,174   79.05   44.39     94.04
3 YR ARM                                     154      25,371,458     4.71    7.99      619    164,750   77.49   48.59     90.63
3 YR ARM BALLOON 40/30                        35       8,810,880     1.63    7.21      626    251,739   80.49   75.85     87.25
3 YR ARM BALLOON 45/30                       114      32,510,134     6.03   7.199      673    285,177   76.09   80.95     99.33
3 YR ARM IO                                   55      10,826,979     2.01   7.188      659    196,854   76.14    61.2     93.31
5 YR ARM                                      24       3,914,980     0.73   7.427      657    163,124    74.3   47.43     84.72
5 YR ARM 40 YR TERM                            2         472,526     0.09   7.284      638    236,263   67.65   56.01       100
5 YR ARM BALLOON 45/30                         5       1,747,946     0.32   6.796      660    349,589   74.72     100       100
5 YR ARM IO                                   19       4,192,229     0.78   7.297      673    220,644    81.2   52.18     97.61
6 MO ARM                                      10       2,968,104     0.55   7.487      652    296,810   75.41       0     91.11
7 YR ARM BALLOON 45/30                         1         466,296     0.09     7.5      714    466,296   57.59     100         0
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


16. Initial Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Initial Periodic Cap                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.51 - 1.00                                   25      $6,025,868    1.12%   7.13%      669   $241,035  77.13%  33.17%    93.76%
1.01 - 1.50                                  292      68,129,052    12.63   7.389      639    233,319   77.47   52.95     91.22
1.51 - 2.00                                  788     140,669,386    26.09    7.98      646    178,514   80.46   45.88     90.12
2.51 - 3.00                                1,791     324,281,130    60.14   7.852      630    181,061   77.79   50.28     94.09
3.01 >=                                        1         125,674     0.02   8.375      782    125,674      90       0         0
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


17. Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Periodic Cap                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.51 - 1.00                                2,244    $379,734,572    70.42%   7.95%     640   $169,222   79.95%  49.81%    92.14%
1.01 - 1.50                                  301      70,300,765    13.04   7.399      638    233,557   77.23   51.73     90.88
1.51 - 2.00                                  352      89,195,772    16.54   7.582      615    253,397      73      45      96.3
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109   100.00%   7.82%     636   $186,134   78.44%  49.26%    92.66%


18. Months to Rate Reset

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Months to Rate Reset                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1 - 12                                        25      $6,660,646    1.24%   7.60%      642   $266,426  76.74%   8.04%    89.63%
13 - 24                                    2,463     444,257,036    82.39   7.899      633    180,372   78.77   46.51     92.51
25 - 36                                      358      77,519,451    14.38   7.458      648    216,535   77.06   67.02     94.27
49 >=                                         51      10,793,977        2   7.271      665    211,647   76.03   60.43     89.21
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


19. Life Maximum Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Life Maximum Rate                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
9.51 - 10.00                                   1        $165,750    0.03%   9.68%      665   $165,750   85.00%   0.00%     0.00%
11.01 - 11.50                                  3         632,641     0.12   6.308      688    210,880   77.41     100       100
11.51 - 12.00                                 12       2,077,290     0.39   6.589      662    173,108   71.95   60.75     96.35
12.01 - 12.50                                 74      18,625,107     3.45   6.641      666    251,691   78.59   67.89       100
12.51 - 13.00                                249      56,998,996    10.57   6.715      667    228,912   76.63   72.89     98.08
13.01 - 13.50                                342      72,593,082    13.46   7.007      656    212,260   76.88   64.38     96.78
13.51 - 14.00                                530     104,781,938    19.43    7.37      642    197,702   76.65   49.66     94.06
14.01 - 14.50                                399      74,950,760     13.9   7.814      637    187,847   77.74   40.39     89.96
14.51 - 15.00                                450      78,237,506    14.51   8.208      629    173,861    79.5   38.33     90.26
15.01 & Above                                837     130,168,038    24.14    9.08      604    155,517   81.41   38.82     88.85
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134   78.44%  49.26%    92.66%


20. Margin

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Margin                                    Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
2.00 - 2.49                                    3        $700,999    0.13%   7.55%      693   $233,666  87.40%  38.52%   100.00%
2.50 - 2.99                                    1         408,989     0.08    5.75      682    408,989      80       0       100
3.00 - 3.49                                    4       1,148,833     0.21   7.773      750    287,208   80.42       0       100
3.50 - 3.99                                   14       2,810,248     0.52   7.052      678    200,732   73.75   35.86       100
4.00 - 4.49                                   30       5,469,578     1.01   6.625      642    182,319   72.47   62.91       100
4.50 - 4.99                                   45       9,108,639     1.69   6.796      666    202,414   75.49   54.34     97.59
5.00 - 5.49                                  254      61,491,229     11.4   7.362      657    242,091   78.96   42.34     96.06
5.50 - 5.99                                  592     131,585,528     24.4   7.341      629    222,273   74.48   57.11     96.04
6.00 - 6.49                                  493      99,539,154    18.46   7.383      649    201,905    78.3   54.79     95.55
6.50 - 6.99                                  523      87,567,240    16.24   7.997      626    167,433   79.24   49.04     93.15
7.00 - 7.49                                  442      65,401,557    12.13   8.409      626    147,967   80.42   46.51     89.15
7.50 - 7.99                                  242      34,970,436     6.49   8.862      623    144,506   82.16   41.56     85.76
8.00 - 8.49                                  190      29,423,792     5.46     9.3      624    154,862   84.14   32.53     76.92
8.50 - 8.99                                   42       6,528,709     1.21   9.815      619    155,445    86.5   21.82     70.24
9.00 - 9.49                                   20       2,798,662     0.52   9.804      610    139,933   85.65   45.99     83.52
9.50 - 9.99                                    1          79,916     0.01  11.125      529     79,916   26.58     100       100
10.00 - 10.49                                  1         197,600     0.04   10.55      687    197,600      95       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


21. Interest Only

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
N                                          2,261    $392,606,183    72.81%   7.95%     625   $173,643  78.27%  50.54%    92.13%
Y                                            636     146,624,926     27.19   7.458     665    230,542    78.9   45.85     94.09
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109   100.00%   7.82%     636   $186,134  78.44%  49.26%    92.66%


22. Interest Only Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only Term                        Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0                                          2,261    $392,606,183   72.81%   7.95%      625   $173,643  78.27%  50.54%    92.13%
24                                           133      32,318,888     5.99   7.282      673    242,999   78.88   51.73     93.23
36                                             9       1,749,558     0.32   7.285      668    194,395    78.8   54.05     88.28
60                                           471     107,238,643    19.89   7.514      663    227,683   78.81   44.52     94.57
84                                             1         279,185     0.05    7.25      670    279,185      80       0       100
120                                           22       5,038,652     0.93   7.458      651    229,030   80.85   36.07     91.16
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


23. UNITS

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
UNITS                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                          2,768    $506,310,427   93.89%   7.82%      634   $182,916  78.49%  50.99%    93.18%
2                                             78      20,059,478     3.72   7.767      656    257,173   76.73   22.84      82.9
3                                             31       8,095,050      1.5   7.754      677    261,131   77.66   27.78     86.24
4                                             20       4,766,154     0.88   8.018      703    238,308    81.6   13.41     89.46
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


24. CITY

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
CITY                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
HOUSTON                                       53      $5,804,303    1.08%   8.41%      629   $109,515  80.59%  39.57%   100.00%
CHICAGO                                       43       9,056,204     1.68   8.115      663    210,609   78.57   22.75     90.74
ORLANDO                                       40       7,182,380     1.33    7.96      621    179,559    78.7   36.26     88.91
LAS VEGAS                                     38       8,160,445     1.51   7.594      636    214,749   76.62   22.63     90.99
LOS ANGELES                                   38      13,164,994     2.44   7.255      629    346,447   73.49   47.75     89.66
Other                                      2,685     495,862,783    91.96   7.824      636    184,679   78.57   50.53     92.78
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


25. DTI

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
DTI                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00000                                    33      $6,502,836    1.21%   8.75%      712   $197,056  77.84%   0.00%    91.13%
0.00001 - 5.00000                              3         567,541     0.11   7.525      633    189,180   77.45       0     74.55
5.00001 - 10.00000                             3         867,931     0.16   7.942      629    289,310   75.77   73.56     73.56
10.00001 - 15.00000                            6       1,836,347     0.34   7.481      718    306,058   81.48   32.91     76.69
15.00001 - 20.00000                           36       4,647,810     0.86   8.162      626    129,106   76.97   54.23     78.19
20.00001 - 25.00000                           78       9,909,614     1.84   7.863      618    127,046   76.91   60.45     89.72
25.00001 - 30.00000                          155      23,600,928     4.38   7.809      631    152,264    77.4   58.45      93.8
30.00001 - 35.00000                          285      45,154,993     8.37   7.823      626    158,439   78.17   56.92     92.95
35.00001 - 40.00000                          439      77,932,713    14.45   7.723      632    177,523   77.68   53.09      91.4
40.00001 - 45.00000                          707     133,163,861     24.7   7.859      637    188,351   79.14   44.25     93.54
45.00001 - 50.00000                          937     185,822,382    34.46   7.858      638    198,316   79.41   42.33     93.43
50.00001 - 55.00000                          189      41,272,208     7.65   7.625      623    218,371   75.44   76.82     91.91
55.00001 - 60.00000                           26       7,951,945     1.47   7.279      659    305,844   74.98   72.21     91.69
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%


26. Prepayment Penalty Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Prepayment Penalty Term                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0                                         347     $58,820,039   10.91%   8.36%      635   $169,510  76.92%  46.25%    88.96%
1 - 12                                       169      40,924,332     7.59   8.107      643    242,156   77.01   32.72     89.71
13 - 24                                    1,887     334,946,517    62.12   7.795      633    177,502    78.9   48.64     93.16
25 - 36                                      490     103,594,702    19.21   7.476      643    211,418   78.36   59.43     94.51
49 - 60                                        4         945,519     0.18    7.91      558    236,380   81.97    61.9     74.98
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                     2,897    $539,231,109  100.00%   7.82%      636   $186,134  78.44%  49.26%    92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2

GSAMP 06-HE2; GSAMP 06-HE2

Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2 and FIXED

Table of Contents

 1. Summary
 2. Current Principal Balance
 3. Current Rate
 4. Credit Score
 5. Lien
 6. Combined Original LTV
 7. Original LTV
 8. Documentation
 9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $107,369,963
Number of Mortgage Loans: 833
Average Scheduled Principal Balance: $128,896
Weighted Average Gross Coupon: 7.989%
Weighted Average Net Coupon: 7.485%
Weighted Average Current FICO Score: 636
Weighted Average Original LTV Ratio: 68.56%
Weighted Average Combined Original LTV Ratio: 74.55%
Weighted Average Stated Remaining Term (months): 346
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%
Weighted Average Back-Debt to Income Ratio: 40.85%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%


2. Current Principal Balance

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Principal Balance                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
$1 - $50,000                                 198      $7,173,463    6.68%  11.14%      661    $36,230  96.38%  43.25%    88.28%
$50,001 - $75,000                             86       5,235,524     4.88   8.936      659     60,878      78    60.6     86.93
$75,001 - $100,000                           107       9,491,912     8.84   8.157      627     88,709   70.54   71.26     94.38
$100,001 - $125,000                          106      11,827,152    11.02   8.088      625    111,577   76.07    71.6     95.21
$125,001 - $150,000                           69       9,546,026     8.89   8.014      629    138,348   75.22   68.41     97.25
$150,001 - $200,000                          126      21,544,058    20.07   7.703      630    170,985   73.13   65.11     97.75
$200,001 - $250,000                           55      12,211,409    11.37   7.421      622    222,026   71.66   61.86     98.08
$250,001 - $300,000                           39      10,576,288     9.85   7.489      624    271,187   70.99   61.24     89.85
$300,001 - $350,000                           15       4,792,936     4.46   7.371      655    319,529   74.21   80.13       100
$350,001 - $400,000                           10       3,790,679     3.53   7.343      681    379,068   77.34   59.89       100
$400,001 - $450,000                           11       4,697,893     4.38   7.384      660    427,081   76.42   36.82       100
$450,001 - $500,000                            2         931,790     0.87   8.019      635    465,895   77.44    51.1       100
$500,001 - $550,000                            1         543,715     0.51    6.25      751    543,715   58.92       0       100
$550,001 - $600,000                            1         564,415     0.53    7.57      603    564,415      85       0       100
$600,001 - $650,000                            7       4,442,703     4.14   7.351      633    634,672   57.57   27.66     85.41
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963   100.00%   7.99%     636   $128,896  74.55%  61.14%    95.04%

3. Current Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Rate                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
5.50 - 5.99                                    3        $868,875     0.81%  5.99%      594   $289,625  39.45%  90.35%   100.00%
6.00 - 6.49                                   36       8,773,934     8.17   6.306      661    243,720   61.67   68.83     97.12
6.50 - 6.99                                   94      17,587,583    16.38   6.786      639    187,102   68.65   78.18     98.67
7.00 - 7.49                                   86      14,326,302    13.34    7.26      644    166,585   73.33   68.16     99.09
7.50 - 7.99                                  155      24,979,313    23.26   7.737      637    161,157   74.75   59.99     95.76
8.00 - 8.49                                   78      10,243,587     9.54   8.259      615    131,328   74.55   65.34     94.09
8.50 - 8.99                                   88      12,298,890    11.45   8.682      623    139,760   75.34   44.95     88.19
9.00 & Above                                 293      18,291,479    17.04  10.344      635     62,428   88.22   44.26     91.28
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963   100.00%  7.99%      636   $128,896  74.55%  61.14%    95.04%

4. Credit Score

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Credit Score                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
740 & Above                                   58      $7,453,257    6.94%   7.89%      760   $128,504   79.36%  42.22%    86.58%
720 - 739                                     34       4,269,308     3.98   7.772      728    125,568   81.54   33.31     94.54
700 - 719                                     46       4,958,372     4.62   8.137      707    107,791   79.71   36.16     78.87
680 - 699                                     57       6,352,499     5.92    7.96      689    111,447   77.76   48.06     93.11
660 - 679                                     81      10,321,792     9.61   7.817      669    127,430   79.31   64.03     97.59
640 - 659                                    115      13,065,492    12.17   7.987      649    113,613   78.34   53.58     97.24
620 - 639                                    117      14,096,166    13.13   8.009      629    120,480   73.98   58.72     95.18
600 - 619                                    125      17,885,174    16.66   8.093      610    143,081   74.05   59.11     94.77
580 - 599                                     93      12,497,568    11.64   7.829      589    134,382    69.1   83.36       100
560 - 579                                     45       7,198,553      6.7    8.07      570    159,968   66.96   77.81       100
540 - 559                                     34       4,929,567     4.59   8.293      551    144,987   70.37   83.83     92.17
520 - 539                                     15       2,617,487     2.44    8.16      529    174,499      66   76.81       100
500 - 519                                     12       1,676,031     1.56   8.023      510    139,669   58.27   92.85       100
499 & Below                                    1          48,697     0.05   10.99        0     48,697      65     100       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

5. Lien

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Lien                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                            623     $99,323,177   92.51%   7.72%      633   $159,427   72.51%  63.01%    95.55%
2                                            210       8,046,787     7.49  11.305      671     38,318   99.76      38     88.68
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

6. Combined Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Combined Original LTV                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                 114     $17,488,087   16.29%   7.34%      618   $153,404   47.83%  60.90%    91.91%
60.01 - 70.00                                 99      18,504,708    17.23   7.459      610    186,916   65.52   61.31     97.11
70.01 - 80.00                                290      45,870,082    42.72   7.765      644    158,173   78.47    61.2     98.34
80.01 - 85.00                                 37       5,796,990      5.4   8.209      612    156,675   84.22   65.85     93.26
85.01 - 90.00                                 60       8,237,666     7.67   8.237      650    137,294   89.02   74.21     90.24
90.01 - 95.00                                 19       2,050,447     1.91   8.535      658    107,918   93.88   88.45     90.04
95.01 - 100.00                               214       9,421,984     8.78  10.845      677     44,028   99.97   40.66     87.08
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

7. Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Original LTV                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                 324     $25,534,873   23.78%   8.59%      634    $78,811   64.19%  53.68%    90.90%
60.01 - 70.00                                 99      18,504,708    17.23   7.459      610    186,916   65.52   61.31     97.11
70.01 - 80.00                                290      45,870,082    42.72   7.765      644    158,173   78.47    61.2     98.34
80.01 - 85.00                                 37       5,796,990      5.4   8.209      612    156,675   84.22   65.85     93.26
85.01 - 90.00                                 56       8,132,177     7.57   8.206      649    145,217      89   74.78     90.11
90.01 - 95.00                                 14       1,904,060     1.77   8.345      655    136,004   93.85   92.53     90.52
95.01 - 100.00                                13       1,627,073     1.52   8.567      707    125,159   99.82   52.61     79.68
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

8. Documentation

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Documentation                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
FULL DOC                                     502     $65,641,844   61.14%   7.73%      623   $130,761   73.96% 100.00%    96.07%
LIMITED                                       19       3,570,550     3.33   7.819      612    187,924   77.17       0     92.64
STATED                                       289      36,201,223    33.72   8.387      657    125,264   74.96       0     93.13
NO DOC                                        23       1,956,347     1.82   9.665      697     85,059    81.7       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

9. Purpose                                                         Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Purpose                                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
CASHOUT REFI                                 393     $61,320,154   57.11%   7.67%      620   $156,031   69.53%  65.55%    95.04%
PURCHASE                                     384      37,611,936    35.03   8.536      662     97,948   83.17   54.41     93.92
RATE/TERM REFI                                56       8,437,874     7.86   7.896      630    150,676   72.59   59.09       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

10. Occupancy

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Occupancy                                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
OWNER OCCUPIED                               774    $102,041,008   95.04%   7.95%      634   $131,836   74.42%  61.80%   100.00%
INVESTOR                                      27       2,862,791     2.67   8.546      663    106,029   72.78   50.39         0
SECOND HOME                                   32       2,466,164      2.3   8.926      682     77,068   82.12   46.06         0
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

11. Property Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Property Type                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
SINGLE FAMILY                                614     $79,676,187   74.21%   7.95%      633   $129,766   73.52%  63.87%    94.76%
PUD                                          148      18,062,030    16.82    8.15      636    122,041   79.51   60.69     96.04
CONDO                                         42       4,005,272     3.73   8.157      640     95,364    74.9   57.12     92.75
2 FAMILY                                      19       3,331,055      3.1   7.571      692    175,319   70.49    24.2     95.62
3-4 FAMILY                                     9       2,095,886     1.95   8.361      665    232,876   77.22   33.22       100
CONDO HI-RISE                                  1         199,534     0.19    8.75      529    199,534   68.14       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

12. State

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
State                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
FL                                           154     $19,934,236   18.57%   7.91%      632   $129,443   74.55%  55.82%    96.20%
CA                                            82      17,692,751    16.48   7.073      636    215,765   62.94   64.33     96.75
TX                                           103       9,370,202     8.73   8.266      636     90,973   82.05   59.57     91.72
GA                                            65       5,718,117     5.33    8.82      653     87,971    82.2   65.15     90.25
AZ                                            29       3,753,256      3.5   7.995      615    129,423   74.89   70.58     93.14
VA                                            22       3,414,398     3.18   7.838      635    155,200   76.14   68.38      95.5
TN                                            32       3,302,364     3.08   8.398      642    103,199   80.65   56.41     90.77
NY                                            13       3,272,969     3.05   7.502      639    251,767   63.07    36.8     72.46
IL                                            25       3,210,272     2.99   8.101      643    128,411   75.87    71.2       100
AL                                            31       2,940,665     2.74   8.257      628     94,860   80.81   85.13       100
Other                                        277      34,760,734    32.37   8.276      637    125,490   76.83   60.37     96.99
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

13. Zip

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Zip                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
78045                                         12      $1,152,529    1.07%   7.51%      621    $96,044   81.72%  62.87%   100.00%
5363                                           1         648,810      0.6     8.5      630    648,810   40.63       0       100
90056                                          1         648,541      0.6    6.45      755    648,541   78.31       0       100
11023                                          1         648,408      0.6     8.5      605    648,408   52.42       0         0
29072                                          1         644,000      0.6   8.775      682    644,000      70       0       100
93021                                          1         624,140     0.58    6.35      602    624,140   62.56       0       100
90008                                          1         622,500     0.58    6.75      563    622,500   67.52     100       100
90064                                          1         606,304     0.56    5.99      586    606,304    30.5     100       100
11434                                          2         584,643     0.54   6.657      678    292,322   72.47   30.57       100
96732                                          1         564,415     0.53    7.57      603    564,415      85       0       100
Other                                        811     100,625,673    93.72   8.032      636    124,076   75.17   63.11     95.35
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

14. Remaining Months to Maturity

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Remaining Months to Maturity              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1 - 180                                      132      $7,224,022    6.73%   9.52%      648    $54,727   85.42%  58.84%    93.47%
181 - 240                                     10         989,986     0.92   7.552      626     98,999   63.46   83.36       100
241 - 360                                    675      96,742,951     90.1   7.881      634    143,323   73.83   61.34     95.05
361 >=                                        16       2,413,004     2.25   7.881      656    150,813    75.4   50.87     97.18
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

15. Amortization Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Amortization Type                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
10 YR FIXED                                    2        $134,518    0.13%   7.46%      682    $67,259   69.30% 100.00%   100.00%
15 YR FIXED                                   37       3,414,112     3.18    7.95      632     92,273   71.62    80.1     89.35
20 YR FIXED                                   10         989,986     0.92   7.552      626     98,999   63.46   83.36       100
30 YR FIXED                                  568      74,685,628    69.56   7.995      630    131,489   74.87   61.53     94.33
30 YR FIXED IO                                37       5,894,510     5.49   8.162      669    159,311   76.46   51.01     93.51
40 YR FIXED                                   16       2,413,004     2.25   7.881      656    150,813    75.4   50.87     97.18
FIXED BALLOON 30/15                           93       3,675,392     3.42  11.062      662     39,520   98.83    37.6     97.07
FIXED BALLOON 40/30                           54      12,397,601    11.55   7.051      650    229,585   65.54   54.65     98.59
FIXED BALLOON 45/30                           16       3,765,212     3.51   7.923      620    235,326   76.44    95.6       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

16. Initial Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Initial Periodic Cap                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00                                      833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

17. Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Periodic Cap                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00                                      833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

18. Months to Rate Reset

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Months to Rate Reset                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0                                         833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

19. Life Maximum Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Life Maximum Rate                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
9.00 & Below                                 833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

20. Margin

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Margin                                    Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.99 & Below                                 833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

21. Interest Only

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
N                                            796    $101,475,453   94.51%   7.98%      634   $127,482   74.44%  61.72%    95.13%
Y                                             37       5,894,510     5.49   8.162      669    159,311   76.46   51.01     93.51
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

22. Interest Only Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only Term                        Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0                                            796    $101,475,453   94.51%   7.98%      634   $127,482   74.44%  61.72%    95.13%
60                                            37       5,894,510     5.49   8.162      669    159,311   76.46   51.01     93.51
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

23. UNITS

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
UNITS                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                            805    $101,943,022   94.95%   8.00%      633   $126,637   74.63%  62.92%    94.92%
2                                             19       3,331,055      3.1   7.571      692    175,319   70.49    24.2     95.62
3                                              7       1,676,854     1.56   8.235      639    239,551   76.18   41.53       100
4                                              2         419,032     0.39   8.866      768    209,516   81.35       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

24. CITY

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
CITY                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
LAREDO                                        19      $1,965,272    1.83%   7.83%      619   $103,435   81.25%  51.06%   100.00%
HOUSTON                                       15       1,373,109     1.28   8.376      640     91,541   81.63   77.32     87.48
MIAMI                                         13       1,717,871      1.6   8.323      617    132,144   72.78   63.67       100
CHICAGO                                       12       1,540,082     1.43   8.154      629    128,340   71.37   80.53       100
ORLANDO                                       12       1,709,468     1.59   7.655      638    142,456   76.39   52.88       100
Other                                        762      99,064,161    92.26   7.984      636    130,005   74.37   60.91     94.79
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

25. DTI

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
DTI                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00000                                    25      $1,813,185    1.69%  10.34%      714    $72,527   87.35%   0.00%    91.83%
10.00001 - 15.00000                            3         775,278     0.72    7.39      675    258,426   71.38   40.62       100
15.00001 - 20.00000                           14       1,842,220     1.72    7.72      676    131,587    73.3   72.65     94.27
20.00001 - 25.00000                           25       4,247,438     3.96    7.99      628    169,898   69.69   74.24     97.65
25.00001 - 30.00000                           59       6,845,258     6.38   7.908      634    116,021   71.01   70.35      95.2
30.00001 - 35.00000                           87      11,277,185     10.5   7.774      635    129,623    74.4   59.43     93.22
35.00001 - 40.00000                          127      15,405,983    14.35    7.89      637    121,307    74.6   60.46      95.5
40.00001 - 45.00000                          221      28,088,118    26.16   8.072      633    127,096   75.62   56.64     97.11
45.00001 - 50.00000                          215      26,591,472    24.77   8.112      638    123,681   76.69   57.63     94.67
50.00001 - 55.00000                           51       9,485,125     8.83   7.474      619    185,983   69.07   85.55      89.9
55.00001 - 60.00000                            6         998,702     0.93   8.428      600    166,450   66.69   65.56       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

26. Prepayment Penalty Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Prepayment Penalty Term                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0                                         153     $15,807,380   14.72%   8.75%      644   $103,316   75.33%  55.05%    94.78%
1 - 12                                        27       5,201,092     4.84   7.808      649    192,633   69.16   42.01     80.48
13 - 24                                      101       7,452,921     6.94   9.484      637     73,791   87.44   44.16     99.33
25 - 36                                      537      77,337,738    72.03   7.696      634    144,018   73.64   65.23     95.68
37 - 48                                        1          94,611     0.09   7.999      731     94,611      95     100         0
49 - 60                                       14       1,476,222     1.37    8.26      592    105,444   66.47   62.66       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2
GSAMP 06-HE2; GSAMP 06-HE2

Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2 and ARM
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $539,231,109
Number of Mortgage Loans: 2,897
Average Scheduled Principal Balance: $186,134
Weighted Average Gross Coupon: 7.819%
Weighted Average Net Coupon: 7.315%
Weighted Average Current FICO Score: 636
Weighted Average Original LTV Ratio: 78.44%
Weighted Average Combined Original LTV Ratio: 78.44%
Weighted Average Stated Remaining Term (months): 360
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.40%
Weighted Average Initial Rate Cap: 2.53%
Weighted Average Periodic Rate Cap: 1.23%
Weighted Average Gross Maximum Lifetime Rate: 14.26%
Weighted Average Back-Debt to Income Ratio: 42.46%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%



2. Current Principal Balance

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Current Principal Balance                 Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
$1 - $50,000                                 13      $599,594    0.11%   8.98%        607   $46,123  61.91%  44.48%    91.67%
$50,001 - $75,000                           158    10,258,594      1.9    8.54        623    64,928   78.17   73.06     90.91
$75,001 - $100,000                          376    33,351,537     6.19   8.334        627    88,701   79.27   61.93     89.19
$100,001 - $125,000                         430    48,446,546     8.98   8.173        626   112,666   79.76   63.88     90.89
$125,001 - $150,000                         361    49,817,943     9.24   8.127        624   138,000   80.48   56.19     90.03
$150,001 - $200,000                         563    98,401,994    18.25    8.06        625   174,782   78.26   45.51     91.81
$200,001 - $250,000                         350    78,472,191    14.55    7.82        631   224,206   78.06   47.12     90.32
$250,001 - $300,000                         280    76,341,152    14.16     7.7        629   272,647   77.91   45.76     94.35
$300,001 - $350,000                         153    49,341,478     9.15   7.506        645   322,493   78.18   33.78     96.13
$350,001 - $400,000                          85    31,597,123     5.86   7.203        650   371,731   77.25   46.54      95.4
$400,001 - $450,000                          53    22,502,789     4.17   7.113        678   424,581   78.17   37.83     96.19
$450,001 - $500,000                          30    14,240,489     2.64   7.207        659   474,683   74.36   60.66     90.21
$500,001 - $550,000                          18     9,426,893     1.75   7.554        697   523,716   82.31   27.55       100
$550,001 - $600,000                          19    10,765,474        2   7.132        679   566,604   77.74   63.44       100
$600,001 - $650,000                           5     3,149,559     0.58     7.5        671   629,912   76.98   59.67       100
$700,001 & Above                              3     2,517,752     0.47   7.004        663   839,251   78.05   70.49       100
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


3. Current Rate

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Current Rate                              Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
5.00 - 5.49                                   2      $395,619    0.07%   5.43%        651  $197,809  59.41% 100.00%   100.00%
5.50 - 5.99                                  35     9,177,167      1.7    5.83        679   262,205   72.83   66.15     97.78
6.00 - 6.49                                 110    28,891,820     5.36   6.298        664   262,653   74.47      73     99.41
6.50 - 6.99                                 393    93,753,396    17.39   6.782        658   238,558   75.19   64.73     97.98
7.00 - 7.49                                 398    84,979,655    15.76   7.266        648   213,517   77.49   54.33     96.06
7.50 - 7.99                                 598   112,847,118    20.93   7.738        637   188,708      78   44.56     93.34
8.00 - 8.49                                 434    69,735,226    12.93   8.244        625   160,680   80.03   40.59     88.34
8.50 - 8.99                                 441    67,116,753    12.45   8.731        616   152,192   81.52    37.3     88.67
9.00 & Above                                486    72,334,355    13.41   9.557        602   148,836    82.5   38.17     85.21
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


4. Credit Score

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Credit Score                              Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
740 & Above                                 152   $34,735,500    6.44%   7.51%        760  $228,523  82.44%  30.05%    81.52%
720 - 739                                    95    22,805,488     4.23   7.268        729   240,058   81.68   38.49     89.09
700 - 719                                   130    30,200,634      5.6   7.291        709   232,313   79.62   42.69     85.59
680 - 699                                   181    38,034,447     7.05   7.447        689   210,135   80.39   36.45      90.6
660 - 679                                   229    46,169,095     8.56   7.571        670   201,612   79.63   39.24     90.84
640 - 659                                   371    70,771,598    13.12   7.631        649   190,759   79.45   40.48     91.57
620 - 639                                   449    78,973,822    14.65   7.861        629   175,888   80.05   41.11     93.62
600 - 619                                   392    64,930,742    12.04   7.848        610   165,640    77.8   59.38     94.28
580 - 599                                   392    62,577,936    11.61   8.076        589   159,638   78.28   68.35     97.73
560 - 579                                   214    33,114,718     6.14   8.519        569   154,742   77.33   68.37     98.06
540 - 559                                   138    25,287,847     4.69   8.257        550   183,245   72.27   58.62     98.61
520 - 539                                    85    15,540,994     2.88   8.466        529   182,835   67.65   58.94     96.24
500 - 519                                    68    15,928,397     2.95   8.596        510   234,241   68.45   77.42     95.16
499 & Below                                   1       159,892     0.03   9.815        492   159,892   59.26     100       100
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


5. Lien

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Lien                                      Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
1                                         2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


6. Combined Original LTV

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Combined Original LTV                     Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
0.01 - 60.00                                204   $38,088,604    7.06%   7.56%        593  $186,709  50.58%  44.72%    92.17%
60.01 - 70.00                               219    45,876,148     8.51   7.653        586   209,480    66.4   50.24     94.99
70.01 - 80.00                             1,810   337,247,637    62.54    7.63        648   186,325   79.08   49.23     96.82
80.01 - 85.00                               149    28,020,778      5.2   8.441        602   188,059   84.47   46.42     82.65
85.01 - 90.00                               319    57,016,014    10.57   8.529        628   178,734   89.63   43.87      82.6
90.01 - 95.00                               117    21,778,381     4.04   8.525        654   186,140   94.56   58.11     78.63
95.01 - 100.00                               79    11,203,547     2.08   8.556        692   141,817   99.98   79.12     63.29
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


7. Original LTV

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Original LTV                              Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
0.01 - 60.00                                204   $38,088,604    7.06%   7.56%        593  $186,709  50.58%  44.72%    92.17%
60.01 - 70.00                               219    45,876,148     8.51   7.653        586   209,480    66.4   50.24     94.99
70.01 - 80.00                             1,810   337,247,637    62.54    7.63        648   186,325   79.08   49.23     96.82
80.01 - 85.00                               149    28,020,778      5.2   8.441        602   188,059   84.47   46.42     82.65
85.01 - 90.00                               319    57,016,014    10.57   8.529        628   178,734   89.63   43.87      82.6
90.01 - 95.00                               117    21,778,381     4.04   8.525        654   186,140   94.56   58.11     78.63
95.01 - 100.00                               79    11,203,547     2.08   8.556        692   141,817   99.98   79.12     63.29
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


8. Documentation

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Documentation                             Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
FULL DOC                                  1,537  $265,650,394   49.26%   7.62%        621  $172,837  78.55% 100.00%    93.24%
LIMITED                                      55    11,866,860      2.2   7.827        645   215,761   82.04       0     86.07
STATED                                    1,263   253,623,274    47.03   8.007        649   200,810   78.19       0     92.42
NO DOC                                       42     8,090,580      1.5   8.616        686   192,633   77.62       0     90.94
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


9. Purpose

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Purpose                                   Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
PURCHASE                                  1,733  $308,311,268   57.18%   7.79%        655  $177,906  81.01%  47.54%    91.95%
CASHOUT REFI                              1,034   208,600,302    38.68   7.863        608   201,741   74.66   51.12     93.45
RATE/TERM REFI                              130    22,319,539     4.14   7.792        621   171,689   78.38   55.72     95.21
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


10. Occupancy

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Occupancy                                 Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
OWNER OCCUPIED                            2,654  $499,674,470   92.66%   7.77%        633  $188,272  78.06%  49.57%   100.00%
INVESTOR                                    151    25,162,608     4.67   8.432        673   166,640   82.29   48.31         0
SECOND HOME                                  92    14,394,032     2.67   8.357        662   156,457   84.89   40.23         0
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


11. Property Type

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Property Type                             Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
SINGLE FAMILY                             2,020  $360,071,137   66.77%   7.81%        631  $178,253  78.03%  52.61%    94.04%
PUD                                         554   108,000,858    20.03   7.872        634   194,947   79.46   46.89     93.57
CONDO                                       183    35,866,765     6.65   7.716        660   195,993   79.73   47.92     84.27
2 FAMILY                                     78    20,059,478     3.72   7.767        656   257,173   76.73   22.84      82.9
3-4 FAMILY                                   51    12,861,204     2.39   7.852        686   252,180   79.12   22.45     87.44
TOWNHOUSE                                     9     1,855,353     0.34   8.813        637   206,150   85.87   21.92     86.91
CONDO HI-RISE                                 2       516,314      0.1   7.299        663   258,157   87.16     100     54.05
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


12. State

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
State                                     Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
CA                                          527  $158,638,142   29.42%   7.18%        645  $301,021  74.24%  51.39%    96.57%
FL                                          372    69,654,960    12.92   8.116        627   187,245   80.34   34.82     86.86
TX                                          318    37,700,249     6.99   8.327        626   118,554   81.25   45.27     96.23
AZ                                          131    27,751,595     5.15   7.696        628   211,844   79.45   46.66     94.77
GA                                          171    23,761,202     4.41   8.098        635   138,954   82.26   58.09     78.95
TN                                          136    17,297,588     3.21   8.256        635   127,188   81.39   62.61     90.26
IL                                           84    16,377,788     3.04   8.144        650   194,974   77.74   29.01     94.88
NV                                           71    15,495,147     2.87   7.624        646   218,242   76.92   36.39     95.26
WA                                           76    14,778,675     2.74   7.251        653   194,456   77.81   82.86     96.08
VA                                           68    14,752,726     2.74   8.031        637   216,952   79.08    46.7     89.07
Other                                       943   143,023,037    26.52   8.191        629   151,668    80.5   52.93     91.86
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


13. Zip

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Zip                                       Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
85242                                         7    $1,868,412    0.35%   7.58%        643  $266,916  81.03%  28.33%   100.00%
92553                                         6     1,719,834     0.32    6.61        669   286,639   82.86    56.7     57.34
90044                                         5     1,560,732     0.29   7.233        632   312,146   74.33   38.61      80.6
92392                                         6     1,505,639     0.28   6.789        734   250,940   76.67   11.91       100
90003                                         5     1,492,977     0.28    7.53        656   298,595    81.5     8.3     80.12
91331                                         5     1,491,161     0.28   6.929        578   298,232   67.49   64.96       100
90006                                         3     1,457,087     0.27     6.9        670   485,696   69.46      32        68
93536                                         4     1,426,388     0.26   6.728        654   356,597   81.96    50.6       100
90650                                         4     1,405,996     0.26   6.906        674   351,499   74.31   34.71       100
90011                                         4     1,384,331     0.26   7.789        602   346,083   78.44       0       100
Other                                     2,848   523,918,551    97.16    7.84        635   183,960   78.49   49.74     92.79
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


14. Remaining Months to Maturity

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Remaining Months to Maturity              Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
241 - 360                                 2,813  $523,896,525   97.16%   7.81%        636  $186,241  78.37%  49.56%    92.65%
361 >=                                       84    15,334,584     2.84   8.104        639   182,555   80.85   39.02     93.28
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


15. Amortization Type

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Amortization Type                         Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
1 YR ARM                                     15    $3,692,542    0.68%   7.68%        634  $246,169  77.81%  14.50%    88.44%
2 YR ARM                                  1,548   229,633,249    42.59   8.193        618   148,342   79.16   49.88      91.5
2 YR ARM 40 YR TERM                          82    14,862,057     2.76    8.13        639   181,245   81.27   38.48     93.06
2 YR ARM 40/30 DUAL AMORTIZATION            152    40,000,344     7.42   7.589        605   263,160   73.49   41.36     96.05
2 YR ARM BALLOON 40/30                      119    28,155,668     5.22   7.752        640   236,602   80.46    40.6     88.34
2 YR ARM IO                                 562   131,605,719    24.41   7.485        665   234,174   79.05   44.39     94.04
3 YR ARM                                    154    25,371,458     4.71    7.99        619   164,750   77.49   48.59     90.63
3 YR ARM BALLOON 40/30                       35     8,810,880     1.63    7.21        626   251,739   80.49   75.85     87.25
3 YR ARM BALLOON 45/30                      114    32,510,134     6.03   7.199        673   285,177   76.09   80.95     99.33
3 YR ARM IO                                  55    10,826,979     2.01   7.188        659   196,854   76.14    61.2     93.31
5 YR ARM                                     24     3,914,980     0.73   7.427        657   163,124    74.3   47.43     84.72
5 YR ARM 40 YR TERM                           2       472,526     0.09   7.284        638   236,263   67.65   56.01       100
5 YR ARM BALLOON 45/30                        5     1,747,946     0.32   6.796        660   349,589   74.72     100       100
5 YR ARM IO                                  19     4,192,229     0.78   7.297        673   220,644    81.2   52.18     97.61
6 MO ARM                                     10     2,968,104     0.55   7.487        652   296,810   75.41       0     91.11
7 YR ARM BALLOON 45/30                        1       466,296     0.09     7.5        714   466,296   57.59     100         0
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


16. Initial Periodic Cap

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Initial Periodic Cap                      Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
0.51 - 1.00                                  25    $6,025,868    1.12%   7.13%        669  $241,035  77.13%  33.17%    93.76%
1.01 - 1.50                                 292    68,129,052    12.63   7.389        639   233,319   77.47   52.95     91.22
1.51 - 2.00                                 788   140,669,386    26.09    7.98        646   178,514   80.46   45.88     90.12
2.51 - 3.00                               1,791   324,281,130    60.14   7.852        630   181,061   77.79   50.28     94.09
3.01 >=                                       1       125,674     0.02   8.375        782   125,674      90       0         0
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


17. Periodic Cap

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Periodic Cap                              Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
0.51 - 1.00                               2,244  $379,734,572   70.42%   7.95%        640  $169,222  79.95%  49.81%    92.14%
1.01 - 1.50                                 301    70,300,765    13.04   7.399        638   233,557   77.23   51.73     90.88
1.51 - 2.00                                 352    89,195,772    16.54   7.582        615   253,397      73      45      96.3
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


18. Months to Rate Reset

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Months to Rate Reset                      Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
1 - 12                                       25    $6,660,646    1.24%   7.60%        642  $266,426  76.74%   8.04%    89.63%
13 - 24                                   2,463   444,257,036    82.39   7.899        633   180,372   78.77   46.51     92.51
25 - 36                                     358    77,519,451    14.38   7.458        648   216,535   77.06   67.02     94.27
49 >=                                        51    10,793,977        2   7.271        665   211,647   76.03   60.43     89.21
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


19. Life Maximum Rate

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Life Maximum Rate                         Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
9.51 - 10.00                                  1      $165,750    0.03%   9.68%        665  $165,750  85.00%   0.00%     0.00%
11.01 - 11.50                                 3       632,641     0.12   6.308        688   210,880   77.41     100       100
11.51 - 12.00                                12     2,077,290     0.39   6.589        662   173,108   71.95   60.75     96.35
12.01 - 12.50                                74    18,625,107     3.45   6.641        666   251,691   78.59   67.89       100
12.51 - 13.00                               249    56,998,996    10.57   6.715        667   228,912   76.63   72.89     98.08
13.01 - 13.50                               342    72,593,082    13.46   7.007        656   212,260   76.88   64.38     96.78
13.51 - 14.00                               530   104,781,938    19.43    7.37        642   197,702   76.65   49.66     94.06
14.01 - 14.50                               399    74,950,760     13.9   7.814        637   187,847   77.74   40.39     89.96
14.51 - 15.00                               450    78,237,506    14.51   8.208        629   173,861    79.5   38.33     90.26
15.01 & Above                               837   130,168,038    24.14    9.08        604   155,517   81.41   38.82     88.85
---------------------------------------- ------  ------------  -------  ------   -------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


20. Margin

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Margin                                    Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
2.00 - 2.49                                   3      $700,999    0.13%   7.55%        693  $233,666  87.40%  38.52%   100.00%
2.50 - 2.99                                   1       408,989     0.08    5.75        682   408,989      80       0       100
3.00 - 3.49                                   4     1,148,833     0.21   7.773        750   287,208   80.42       0       100
3.50 - 3.99                                  14     2,810,248     0.52   7.052        678   200,732   73.75   35.86       100
4.00 - 4.49                                  30     5,469,578     1.01   6.625        642   182,319   72.47   62.91       100
4.50 - 4.99                                  45     9,108,639     1.69   6.796        666   202,414   75.49   54.34     97.59
5.00 - 5.49                                 254    61,491,229     11.4   7.362        657   242,091   78.96   42.34     96.06
5.50 - 5.99                                 592   131,585,528     24.4   7.341        629   222,273   74.48   57.11     96.04
6.00 - 6.49                                 493    99,539,154    18.46   7.383        649   201,905    78.3   54.79     95.55
6.50 - 6.99                                 523    87,567,240    16.24   7.997        626   167,433   79.24   49.04     93.15
7.00 - 7.49                                 442    65,401,557    12.13   8.409        626   147,967   80.42   46.51     89.15
7.50 - 7.99                                 242    34,970,436     6.49   8.862        623   144,506   82.16   41.56     85.76
8.00 - 8.49                                 190    29,423,792     5.46     9.3        624   154,862   84.14   32.53     76.92
8.50 - 8.99                                  42     6,528,709     1.21   9.815        619   155,445    86.5   21.82     70.24
9.00 - 9.49                                  20     2,798,662     0.52   9.804        610   139,933   85.65   45.99     83.52
9.50 - 9.99                                   1        79,916     0.01  11.125        529    79,916   26.58     100       100
10.00 - 10.49                                 1       197,600     0.04   10.55        687   197,600      95       0       100
---------------------------------------- ------  ------------  -------  ------   -------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


21. Interest Only

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Interest Only                             Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
N                                         2,261  $392,606,183   72.81%   7.95%        625  $173,643  78.27%  50.54%    92.13%
Y                                           636   146,624,926    27.19   7.458        665   230,542    78.9   45.85     94.09
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


22. Interest Only Term

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
Interest Only Term                        Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
0                                         2,261  $392,606,183   72.81%   7.95%        625  $173,643  78.27%  50.54%    92.13%
24                                          133    32,318,888     5.99   7.282        673   242,999   78.88   51.73     93.23
36                                            9     1,749,558     0.32   7.285        668   194,395    78.8   54.05     88.28
60                                          471   107,238,643    19.89   7.514        663   227,683   78.81   44.52     94.57
84                                            1       279,185     0.05    7.25        670   279,185      80       0       100
120                                          22     5,038,652     0.93   7.458        651   229,030   80.85   36.07     91.16
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


23. UNITS

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
UNITS                                     Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
1                                         2,768  $506,310,427   93.89%   7.82%        634  $182,916  78.49%  50.99%    93.18%
2                                            78    20,059,478     3.72   7.767        656   257,173   76.73   22.84      82.9
3                                            31     8,095,050      1.5   7.754        677   261,131   77.66   27.78     86.24
4                                            20     4,766,154     0.88   8.018        703   238,308    81.6   13.41     89.46
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


24. CITY

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
CITY                                      Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
HOUSTON                                      53    $5,804,303    1.08%   8.41%        629  $109,515  80.59%  39.57%   100.00%
CHICAGO                                      43     9,056,204     1.68   8.115        663   210,609   78.57   22.75     90.74
ORLANDO                                      40     7,182,380     1.33    7.96        621   179,559    78.7   36.26     88.91
LAS VEGAS                                    38     8,160,445     1.51   7.594        636   214,749   76.62   22.63     90.99
LOS ANGELES                                  38    13,164,994     2.44   7.255        629   346,447   73.49   47.75     89.66
Other                                     2,685   495,862,783    91.96   7.824        636   184,679   78.57   50.53     92.78
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


25. DTI

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.             Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal  Comb    Full    Owner
DTI                                       Loans      Balance    Balance  Coupon    FICO     Balance   LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  --------- ------  ------  --------
<= 0.00000                                   33    $6,502,836    1.21%   8.75%        712  $197,056  77.84%   0.00%    91.13%
0.00001 - 5.00000                             3       567,541     0.11   7.525        633   189,180   77.45       0     74.55
5.00001 - 10.00000                            3       867,931     0.16   7.942        629   289,310   75.77   73.56     73.56
10.00001 - 15.00000                           6     1,836,347     0.34   7.481        718   306,058   81.48   32.91     76.69
15.00001 - 20.00000                          36     4,647,810     0.86   8.162        626   129,106   76.97   54.23     78.19
20.00001 - 25.00000                          78     9,909,614     1.84   7.863        618   127,046   76.91   60.45     89.72
25.00001 - 30.00000                         155    23,600,928     4.38   7.809        631   152,264    77.4   58.45      93.8
30.00001 - 35.00000                         285    45,154,993     8.37   7.823        626   158,439   78.17   56.92     92.95
35.00001 - 40.00000                         439    77,932,713    14.45   7.723        632   177,523   77.68   53.09      91.4
40.00001 - 45.00000                         707   133,163,861     24.7   7.859        637   188,351   79.14   44.25     93.54
45.00001 - 50.00000                         937   185,822,382    34.46   7.858        638   198,316   79.41   42.33     93.43
50.00001 - 55.00000                         189    41,272,208     7.65   7.625        623   218,371   75.44   76.82     91.91
55.00001 - 60.00000                          26     7,951,945     1.47   7.279        659   305,844   74.98   72.21     91.69
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%


26. Prepayment Penalty Term

                                                                 Pct.
                                                                  Of      Wt.       Wt
                                          Number                 Pool     Avg.     Avg.      Avg.              Pct.     Pct.
                                            of      Principal     By     Gross    Current  Principal   Comb    Full    Owner
Prepayment Penalty Term                   Loans      Balance    Balance  Coupon    FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  ------------  -------  ------   -------  ---------  ------  ------  --------
<= 0                                        347   $58,820,039   10.91%   8.36%        635  $169,510  76.92%  46.25%    88.96%
1 - 12                                      169    40,924,332     7.59   8.107        643   242,156   77.01   32.72     89.71
13 - 24                                   1,887   334,946,517    62.12   7.795        633   177,502    78.9   48.64     93.16
25 - 36                                     490   103,594,702    19.21   7.476        643   211,418   78.36   59.43     94.51
49 - 60                                       4       945,519     0.18    7.91        558   236,380   81.97    61.9     74.98
---------------------------------------- ------  ------------  -------  ------   --------  --------- ------  ------  --------
Total:                                    2,897  $539,231,109  100.00%   7.82%        636  $186,134  78.44%  49.26%    92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2
GSAMP 06-HE2; GSAMP 06-HE2

Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2 and FIXED
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $107,369,963
Number of Mortgage Loans: 833
Average Scheduled Principal Balance: $128,896
Weighted Average Gross Coupon: 7.989%
Weighted Average Net Coupon: 7.485%
Weighted Average Current FICO Score: 636
Weighted Average Original LTV Ratio: 68.56%
Weighted Average Combined Original LTV Ratio: 74.55%
Weighted Average Stated Remaining Term (months): 346
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%
Weighted Average Back-Debt to Income Ratio: 40.85%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%

2. Current Principal Balance

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Principal Balance                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
$1 - $50,000                                 198      $7,173,463    6.68%  11.14%      661    $36,230  96.38%  43.25%    88.28%
$50,001 - $75,000                             86       5,235,524     4.88   8.936      659     60,878      78    60.6     86.93
$75,001 - $100,000                           107       9,491,912     8.84   8.157      627     88,709   70.54   71.26     94.38
$100,001 - $125,000                          106      11,827,152    11.02   8.088      625    111,577   76.07    71.6     95.21
$125,001 - $150,000                           69       9,546,026     8.89   8.014      629    138,348   75.22   68.41     97.25
$150,001 - $200,000                          126      21,544,058    20.07   7.703      630    170,985   73.13   65.11     97.75
$200,001 - $250,000                           55      12,211,409    11.37   7.421      622    222,026   71.66   61.86     98.08
$250,001 - $300,000                           39      10,576,288     9.85   7.489      624    271,187   70.99   61.24     89.85
$300,001 - $350,000                           15       4,792,936     4.46   7.371      655    319,529   74.21   80.13       100
$350,001 - $400,000                           10       3,790,679     3.53   7.343      681    379,068   77.34   59.89       100
$400,001 - $450,000                           11       4,697,893     4.38   7.384      660    427,081   76.42   36.82       100
$450,001 - $500,000                            2         931,790     0.87   8.019      635    465,895   77.44    51.1       100
$500,001 - $550,000                            1         543,715     0.51    6.25      751    543,715   58.92       0       100
$550,001 - $600,000                            1         564,415     0.53    7.57      603    564,415      85       0       100
$600,001 - $650,000                            7       4,442,703     4.14   7.351      633    634,672   57.57   27.66     85.41
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


3. Current Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Rate                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
5.50 - 5.99                                    3        $868,875    0.81%   5.99%      594   $289,625  39.45%  90.35%   100.00%
6.00 - 6.49                                   36       8,773,934     8.17   6.306      661    243,720   61.67   68.83     97.12
6.50 - 6.99                                   94      17,587,583    16.38   6.786      639    187,102   68.65   78.18     98.67
7.00 - 7.49                                   86      14,326,302    13.34    7.26      644    166,585   73.33   68.16     99.09
7.50 - 7.99                                  155      24,979,313    23.26   7.737      637    161,157   74.75   59.99     95.76
8.00 - 8.49                                   78      10,243,587     9.54   8.259      615    131,328   74.55   65.34     94.09
8.50 - 8.99                                   88      12,298,890    11.45   8.682      623    139,760   75.34   44.95     88.19
9.00 & Above                                 293      18,291,479    17.04  10.344      635     62,428   88.22   44.26     91.28
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


4. Credit Score

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Credit Score                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
740 & Above                                   58      $7,453,257    6.94%   7.89%      760   $128,504  79.36%  42.22%    86.58%
720 - 739                                     34       4,269,308     3.98   7.772      728    125,568   81.54   33.31     94.54
700 - 719                                     46       4,958,372     4.62   8.137      707    107,791   79.71   36.16     78.87
680 - 699                                     57       6,352,499     5.92    7.96      689    111,447   77.76   48.06     93.11
660 - 679                                     81      10,321,792     9.61   7.817      669    127,430   79.31   64.03     97.59
640 - 659                                    115      13,065,492    12.17   7.987      649    113,613   78.34   53.58     97.24
620 - 639                                    117      14,096,166    13.13   8.009      629    120,480   73.98   58.72     95.18
600 - 619                                    125      17,885,174    16.66   8.093      610    143,081   74.05   59.11     94.77
580 - 599                                     93      12,497,568    11.64   7.829      589    134,382    69.1   83.36       100
560 - 579                                     45       7,198,553      6.7    8.07      570    159,968   66.96   77.81       100
540 - 559                                     34       4,929,567     4.59   8.293      551    144,987   70.37   83.83     92.17
520 - 539                                     15       2,617,487     2.44    8.16      529    174,499      66   76.81       100
500 - 519                                     12       1,676,031     1.56   8.023      510    139,669   58.27   92.85       100
499 & Below                                    1          48,697     0.05   10.99        0     48,697      65     100       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


5. Lien

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Lien                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                            623     $99,323,177   92.51%   7.72%      633   $159,427  72.51%  63.01%    95.55%
2                                            210       8,046,787     7.49  11.305      671     38,318   99.76      38     88.68
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%


6. Combined Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Combined Original LTV                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                 114     $17,488,087   16.29%   7.34%      618   $153,404  47.83%  60.90%    91.91%
60.01 - 70.00                                 99      18,504,708    17.23   7.459      610    186,916   65.52   61.31     97.11
70.01 - 80.00                                290      45,870,082    42.72   7.765      644    158,173   78.47    61.2     98.34
80.01 - 85.00                                 37       5,796,990      5.4   8.209      612    156,675   84.22   65.85     93.26
85.01 - 90.00                                 60       8,237,666     7.67   8.237      650    137,294   89.02   74.21     90.24
90.01 - 95.00                                 19       2,050,447     1.91   8.535      658    107,918   93.88   88.45     90.04
95.01 - 100.00                               214       9,421,984     8.78  10.845      677     44,028   99.97   40.66     87.08
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896   74.55%  61.14%    95.04%


7. Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Original LTV                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                 324     $25,534,873   23.78%   8.59%      634    $78,811  64.19%  53.68%    90.90%
60.01 - 70.00                                 99      18,504,708    17.23   7.459      610    186,916   65.52   61.31     97.11
70.01 - 80.00                                290      45,870,082    42.72   7.765      644    158,173   78.47    61.2     98.34
80.01 - 85.00                                 37       5,796,990      5.4   8.209      612    156,675   84.22   65.85     93.26
85.01 - 90.00                                 56       8,132,177     7.57   8.206      649    145,217      89   74.78     90.11
90.01 - 95.00                                 14       1,904,060     1.77   8.345      655    136,004   93.85   92.53     90.52
95.01 - 100.00                                13       1,627,073     1.52   8.567      707    125,159   99.82   52.61     79.68
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


8. Documentation

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.               Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb     Full    Owner
Documentation                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV      Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------   ------  --------
FULL DOC                                     502     $65,641,844   61.14%   7.73%      623   $130,761  73.96%  100.00%    96.07%
LIMITED                                       19       3,570,550     3.33   7.819      612    187,924   77.17        0     92.64
STATED                                       289      36,201,223    33.72   8.387      657    125,264   74.96        0     93.13
NO DOC                                        23       1,956,347     1.82   9.665      697     85,059    81.7        0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------   ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%   61.14%    95.04%


9. Purpose

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Purpose                                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
CASHOUT REFI                                 393     $61,320,154   57.11%   7.67%      620   $156,031  69.53%  65.55%    95.04%
PURCHASE                                     384      37,611,936    35.03   8.536      662     97,948   83.17   54.41     93.92
RATE/TERM REFI                                56       8,437,874     7.86   7.896      630    150,676   72.59   59.09       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


10. Occupancy

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Occupancy                                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
OWNER OCCUPIED                               774    $102,041,008   95.04%   7.95%      634   $131,836  74.42%  61.80%   100.00%
INVESTOR                                      27       2,862,791     2.67   8.546      663    106,029   72.78   50.39         0
SECOND HOME                                   32       2,466,164      2.3   8.926      682     77,068   82.12   46.06         0
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


11. Property Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Property Type                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
SINGLE FAMILY                                614     $79,676,187   74.21%   7.95%      633   $129,766  73.52%  63.87%    94.76%
PUD                                          148      18,062,030    16.82    8.15      636    122,041   79.51   60.69     96.04
CONDO                                         42       4,005,272     3.73   8.157      640     95,364    74.9   57.12     92.75
2 FAMILY                                      19       3,331,055      3.1   7.571      692    175,319   70.49    24.2     95.62
3-4 FAMILY                                     9       2,095,886     1.95   8.361      665    232,876   77.22   33.22       100
CONDO HI-RISE                                  1         199,534     0.19    8.75      529    199,534   68.14       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


12. State

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
State                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
FL                                           154     $19,934,236   18.57%   7.91%      632   $129,443  74.55%  55.82%    96.20%
CA                                            82      17,692,751    16.48   7.073      636    215,765   62.94   64.33     96.75
TX                                           103       9,370,202     8.73   8.266      636     90,973   82.05   59.57     91.72
GA                                            65       5,718,117     5.33    8.82      653     87,971    82.2   65.15     90.25
AZ                                            29       3,753,256      3.5   7.995      615    129,423   74.89   70.58     93.14
VA                                            22       3,414,398     3.18   7.838      635    155,200   76.14   68.38      95.5
TN                                            32       3,302,364     3.08   8.398      642    103,199   80.65   56.41     90.77
NY                                            13       3,272,969     3.05   7.502      639    251,767   63.07    36.8     72.46
IL                                            25       3,210,272     2.99   8.101      643    128,411   75.87    71.2       100
AL                                            31       2,940,665     2.74   8.257      628     94,860   80.81   85.13       100
Other                                        277      34,760,734    32.37   8.276      637    125,490   76.83   60.37     96.99
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


13. Zip

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Zip                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
78045                                         12      $1,152,529    1.07%   7.51%      621    $96,044  81.72%  62.87%   100.00%
5363                                           1         648,810      0.6     8.5      630    648,810   40.63       0       100
90056                                          1         648,541      0.6    6.45      755    648,541   78.31       0       100
11023                                          1         648,408      0.6     8.5      605    648,408   52.42       0         0
29072                                          1         644,000      0.6   8.775      682    644,000      70       0       100
93021                                          1         624,140     0.58    6.35      602    624,140   62.56       0       100
90008                                          1         622,500     0.58    6.75      563    622,500   67.52     100       100
90064                                          1         606,304     0.56    5.99      586    606,304    30.5     100       100
11434                                          2         584,643     0.54   6.657      678    292,322   72.47   30.57       100
96732                                          1         564,415     0.53    7.57      603    564,415      85       0       100
Other                                        811     100,625,673    93.72   8.032      636    124,076   75.17   63.11     95.35
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


14. Remaining Months to Maturity

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Remaining Months to Maturity              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1 - 180                                      132      $7,224,022    6.73%   9.52%      648    $54,727  85.42%  58.84%    93.47%
181 - 240                                     10         989,986     0.92   7.552      626     98,999   63.46   83.36       100
241 - 360                                    675      96,742,951     90.1   7.881      634    143,323   73.83   61.34     95.05
361 >=                                        16       2,413,004     2.25   7.881      656    150,813    75.4   50.87     97.18
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


15. Amortization Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.               Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb     Full    Owner
Amortization Type                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV      Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------   ------  --------
10 YR FIXED                                    2        $134,518    0.13%   7.46%      682    $67,259  69.30%  100.00%   100.00%
15 YR FIXED                                   37       3,414,112     3.18    7.95      632     92,273   71.62     80.1     89.35
20 YR FIXED                                   10         989,986     0.92   7.552      626     98,999   63.46    83.36       100
30 YR FIXED                                  568      74,685,628    69.56   7.995      630    131,489   74.87    61.53     94.33
30 YR FIXED IO                                37       5,894,510     5.49   8.162      669    159,311   76.46    51.01     93.51
40 YR FIXED                                   16       2,413,004     2.25   7.881      656    150,813    75.4    50.87     97.18
FIXED BALLOON 30/15                           93       3,675,392     3.42  11.062      662     39,520   98.83     37.6     97.07
FIXED BALLOON 40/30                           54      12,397,601    11.55   7.051      650    229,585   65.54    54.65     98.59
FIXED BALLOON 45/30                           16       3,765,212     3.51   7.923      620    235,326   76.44     95.6       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------   ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%   61.14%    95.04%


16. Initial Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Initial Periodic Cap                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00                                      833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


17. Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Periodic Cap                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00                                      833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


18. Months to Rate Reset

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Months to Rate Reset                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0                                         833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


19. Life Maximum Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Life Maximum Rate                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
9.00 & Below                                 833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


20. Margin

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Margin                                    Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.99 & Below                                 833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


21. Interest Only

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
N                                            796    $101,475,453   94.51%   7.98%      634   $127,482  74.44%  61.72%    95.13%
Y                                             37       5,894,510     5.49   8.162      669    159,311   76.46   51.01     93.51
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


22. Interest Only Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only Term                        Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0                                            796    $101,475,453   94.51%   7.98%      634   $127,482  74.44%  61.72%    95.13%
60                                            37       5,894,510     5.49   8.162      669    159,311   76.46   51.01     93.51
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


23. UNITS

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
UNITS                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                            805    $101,943,022   94.95%   8.00%      633   $126,637  74.63%  62.92%    94.92%
2                                             19       3,331,055      3.1   7.571      692    175,319   70.49    24.2     95.62
3                                              7       1,676,854     1.56   8.235      639    239,551   76.18   41.53       100
4                                              2         419,032     0.39   8.866      768    209,516   81.35       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


24. CITY

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
CITY                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
LAREDO                                        19      $1,965,272    1.83%   7.83%      619   $103,435  81.25%  51.06%   100.00%
HOUSTON                                       15       1,373,109     1.28   8.376      640     91,541   81.63   77.32     87.48
MIAMI                                         13       1,717,871      1.6   8.323      617    132,144   72.78   63.67       100
CHICAGO                                       12       1,540,082     1.43   8.154      629    128,340   71.37   80.53       100
ORLANDO                                       12       1,709,468     1.59   7.655      638    142,456   76.39   52.88       100
Other                                        762      99,064,161    92.26   7.984      636    130,005   74.37   60.91     94.79
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


25. DTI

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
DTI                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00000                                    25      $1,813,185    1.69%  10.34%      714    $72,527  87.35%   0.00%    91.83%
10.00001 - 15.00000                            3         775,278     0.72    7.39      675    258,426   71.38   40.62       100
15.00001 - 20.00000                           14       1,842,220     1.72    7.72      676    131,587    73.3   72.65     94.27
20.00001 - 25.00000                           25       4,247,438     3.96    7.99      628    169,898   69.69   74.24     97.65
25.00001 - 30.00000                           59       6,845,258     6.38   7.908      634    116,021   71.01   70.35      95.2
30.00001 - 35.00000                           87      11,277,185     10.5   7.774      635    129,623    74.4   59.43     93.22
35.00001 - 40.00000                          127      15,405,983    14.35    7.89      637    121,307    74.6   60.46      95.5
40.00001 - 45.00000                          221      28,088,118    26.16   8.072      633    127,096   75.62   56.64     97.11
45.00001 - 50.00000                          215      26,591,472    24.77   8.112      638    123,681   76.69   57.63     94.67
50.00001 - 55.00000                           51       9,485,125     8.83   7.474      619    185,983   69.07   85.55      89.9
55.00001 - 60.00000                            6         998,702     0.93   8.428      600    166,450   66.69   65.56       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%


26. Prepayment Penalty Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Prepayment Penalty Term                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0                                         153     $15,807,380   14.72%   8.75%      644   $103,316  75.33%  55.05%    94.78%
1 - 12                                        27       5,201,092     4.84   7.808      649    192,633   69.16   42.01     80.48
13 - 24                                      101       7,452,921     6.94   9.484      637     73,791   87.44   44.16     99.33
25 - 36                                      537      77,337,738    72.03   7.696      634    144,018   73.64   65.23     95.68
37 - 48                                        1          94,611     0.09   7.999      731     94,611      95     100         0
49 - 60                                       14       1,476,222     1.37    8.26      592    105,444   66.47   62.66       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       833    $107,369,963  100.00%   7.99%      636   $128,896  74.55%  61.14%    95.04%

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2
GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only

Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $152,519,436
Number of Mortgage Loans: 673
Average Scheduled Principal Balance: $226,626
Weighted Average Gross Coupon: 7.485%
Weighted Average Net Coupon: 6.981%
Weighted Average Current FICO Score: 665
Weighted Average Original LTV Ratio: 78.43%
Weighted Average Combined Original LTV Ratio: 78.80%
Weighted Average Stated Remaining Term (months): 357
Weighted Average Seasoning(months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.25%
Weighted Average Initial Rate Cap: 2.40%
Weighted Average Periodic Rate Cap: 1.22%
Weighted Average Gross Maximum Lifetime Rate: 13.84%
Weighted Average Back-Debt to Income Ratio: 42.28%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%


2. Current Principal Balance

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Principal Balance                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
$1 - $50,000                                   9        $299,300    0.20%  11.21%      696    $33,256  98.45%  52.05%    63.78%
$50,001 - $75,000                             12         779,431     0.51   8.915      678     64,953   83.94   68.97     58.89
$75,001 - $100,000                            42       3,757,784     2.46   8.281      682     89,471   82.81   61.62     76.77
$100,001 - $125,000                           64       7,221,490     4.73   7.958      652    112,836   77.15   60.09     82.54
$125,001 - $150,000                           64       8,869,689     5.82   7.755      652    138,589   79.96   59.33      90.5
$150,001 - $200,000                          143      25,213,048    16.53   7.873      658    176,315   79.08   42.77     89.55
$200,001 - $250,000                          103      23,076,689    15.13   7.541      656    224,046   78.16   49.49      93.2
$250,001 - $300,000                           89      24,221,196    15.88   7.333      663    272,148   77.54   42.81     95.55
$300,001 - $350,000                           57      18,468,935    12.11   7.229      666    324,016   79.01   33.09       100
$350,001 - $400,000                           35      13,137,197     8.61   7.094      662    375,348   77.62   41.63     97.25
$400,001 - $450,000                           18       7,685,088     5.04   6.862      690    426,949   79.73   27.63       100
$450,001 - $500,000                           15       7,098,702     4.65   7.175      677    473,247   79.98    66.9       100
$500,001 - $550,000                            8       4,165,787     2.73   7.783      729    520,723   83.78   25.19       100
$550,001 - $600,000                           10       5,677,400     3.72   6.854      679    567,740   79.18      70       100
$600,001 - $650,000                            3       1,897,700     1.24   8.302      647    632,567   72.51    32.8       100
$700,001 & Above                               1         950,000     0.62   6.725      601    950,000   79.17     100       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


3. Current Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Current Rate                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
5.50 - 5.99                                   17      $5,111,707    3.35%   5.84%      700   $300,689  76.00%  72.83%    96.01%
6.00 - 6.49                                   37      11,071,771     7.26   6.316      670    299,237   75.07   69.13       100
6.50 - 6.99                                  132      37,857,643    24.82   6.767      670    286,800   76.95   58.15     99.37
7.00 - 7.49                                  122      27,498,069    18.03   7.249      656    225,394   78.13   51.07     98.93
7.50 - 7.99                                  159      34,750,165    22.78   7.721      655    218,554   78.57   43.17     94.35
8.00 - 8.49                                   76      14,359,340     9.41   8.222      667    188,939   80.93   21.21        91
8.50 - 8.99                                   69      12,188,557     7.99   8.752      666    176,646    82.7   21.99     81.74
9.00 & Above                                  61       9,682,183     6.35   9.636      674    158,724    86.5   21.39     70.78
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


4. Credit Score

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Credit Score                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
740 & Above                                   56     $13,804,082    9.05%   7.63%      759   $246,501  83.54%  28.14%    85.42%
720 - 739                                     32       8,242,759      5.4   6.935      728    257,586   80.11   49.11     95.55
700 - 719                                     63      15,539,013    10.19   7.282      708    246,651   79.07    38.8     92.15
680 - 699                                     73      16,658,445    10.92   7.471      689    228,198   80.41   33.88     93.71
660 - 679                                     91      20,975,007    13.75    7.51      670    230,495   79.64   39.61      93.5
640 - 659                                    123      26,990,946     17.7   7.602      649    219,439   79.67   40.05      95.5
620 - 639                                    108      22,219,584    14.57   7.649      630    205,737   78.19   44.24     96.66
600 - 619                                     84      17,190,280    11.27   7.508      609    204,646   74.83   69.65     93.71
580 - 599                                     35       8,738,146     5.73   7.275      590    249,661   74.03   90.66       100
560 - 579                                      7       1,945,174     1.28   7.442      568    277,882   66.44   80.69       100
540 - 559                                      1         216,000     0.14    7.85      558    216,000      75     100       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


5. Lien

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Lien                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                            659    $151,807,986   99.53%   7.47%      665   $230,361  78.71%  46.16%    94.19%
2                                             14         711,450     0.47  11.752      709     50,818   99.35    21.9     68.25
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


6. Combined Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Combined Original LTV                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                  39      $7,856,760    5.15%   7.19%      638   $201,455  50.82%  38.27%    90.69%
60.01 - 70.00                                 38      10,351,086     6.79   7.097      630    272,397   67.24   56.94     97.67
70.01 - 80.00                                492     114,857,243    75.31    7.37      667    233,450   79.53   45.51     98.23
80.01 - 85.00                                 16       3,918,155     2.57   8.169      655    244,885   83.67    17.1     90.13
85.01 - 90.00                                 35       7,010,253      4.6   8.204      651    200,293   89.69   53.46     81.99
90.01 - 95.00                                 16       3,861,484     2.53   8.918      699    241,343   94.88   36.21     58.13
95.01 - 100.00                                37       4,664,455     3.06   8.835      721    126,066     100   69.67     40.45
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


7. Original LTV

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Original LTV                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.01 - 60.00                                  53      $8,568,210    5.62%   7.57%      644   $161,664  54.85%  36.91%    88.83%
60.01 - 70.00                                 38      10,351,086     6.79   7.097      630    272,397   67.24   56.94     97.67
70.01 - 80.00                                492     114,857,243    75.31    7.37      667    233,450   79.53   45.51     98.23
80.01 - 85.00                                 16       3,918,155     2.57   8.169      655    244,885   83.67    17.1     90.13
85.01 - 90.00                                 34       6,963,753     4.57   8.189      650    204,816   89.69   53.82     81.87
90.01 - 95.00                                 16       3,861,484     2.53   8.918      699    241,343   94.88   36.21     58.13
95.01 - 100.00                                24       3,999,505     2.62   8.336      723    166,646     100   77.36      36.2
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


8. Documentation

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Documentation                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
FULL DOC                                     327     $70,233,980   46.05%   7.19%      652   $214,783  78.86% 100.00%    91.29%
LIMITED                                        8       2,064,700     1.35   7.498      673    258,088   86.14       0     87.76
STATED                                       329      78,539,797    51.49   7.719      675    238,723   78.59       0      96.9
NO DOC                                         9       1,680,959      1.1    8.95      705    186,773   77.15       0     85.63
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


9. Purpose

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Purpose                                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
PURCHASE                                     458    $102,809,257   67.41%   7.51%      674   $224,474  80.72%  43.73%    92.62%
CASHOUT REFI                                 190      43,891,359    28.78   7.444      645    231,007   74.46   50.99     96.67
RATE/TERM REFI                                25       5,818,820     3.82   7.353      652    232,753   77.65   49.82       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


10. Occupancy

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Occupancy                                 Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
OWNER OCCUPIED                               610    $143,472,241   94.07%   7.42%      663   $235,200  78.26%  44.69%   100.00%
INVESTOR                                      30       4,760,560     3.12   8.864      693    158,685    86.4   67.45         0
SECOND HOME                                   33       4,286,635     2.81    8.32      676    129,898   88.65   67.73         0
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


11. Property Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Property Type                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
SINGLE FAMILY                                427     $96,101,934   63.01%   7.44%      664   $225,063  78.37%  47.41%    94.75%
PUD                                          147      32,586,862    21.37   7.597      656    221,679   80.17   49.83     96.42
CONDO                                         71      14,642,821      9.6    7.57      678    206,237   79.85   44.48     87.68
2 FAMILY                                      23       7,796,093     5.11   7.262      680    338,961   74.76   24.63     86.77
TOWNHOUSE                                      2         744,000     0.49   9.277      723    372,000   93.64       0       100
3-4 FAMILY                                     3         647,725     0.42   7.732      752    215,908   81.21       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


12. State

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
State                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
CA                                           203     $66,120,284   43.35%   6.96%      668   $325,716  76.59%  49.02%    99.19%
FL                                            96      19,317,608    12.67   8.051      664    201,225   81.63   30.21     87.02
AZ                                            44       9,748,834     6.39   7.494      654    221,564   78.89   46.89       100
NV                                            40       9,060,104     5.94   7.622      658    226,503   78.06   37.79     96.26
GA                                            63       8,547,357      5.6    8.29      671    135,672   83.76   52.61     62.83
VA                                            18       4,729,266      3.1   7.979      679    262,737   83.48   46.12     92.35
MN                                            23       3,905,624     2.56   8.104      662    169,810   83.18   45.97     87.66
IL                                            18       3,500,685      2.3   8.045      658    194,482   73.33   35.71     96.44
TN                                            23       3,055,081        2   8.266      649    132,830   81.91   57.51     91.79
TX                                            22       3,031,373     1.99   7.824      653    137,790   80.97   55.93       100
Other                                        123      21,503,220     14.1   7.746      663    174,823   79.69   50.28      94.1
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


13. Zip

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Zip                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
89031                                          4      $1,026,100    0.67%   7.58%      620   $256,525  79.36%  69.68%   100.00%
85242                                          4         992,269     0.65   7.361      644    248,067      80   53.35       100
95111                                          2         981,500     0.64    6.82      727    490,750   77.36     100       100
90005                                          1         950,000     0.62   6.725      601    950,000   79.17     100       100
95476                                          2         884,800     0.58   6.879      706    442,400      80       0       100
91331                                          3         874,500     0.57   6.516      618    291,500   66.11   40.25       100
89121                                          4         862,410     0.57   7.849      630    215,602   79.13   47.02       100
92392                                          3         857,900     0.56   6.686      757    285,967   76.72       0       100
90631                                          2         839,000     0.55    7.76      665    419,500   81.08       0       100
90650                                          2         816,000     0.54   6.721      745    408,000      80    59.8       100
Other                                        646     143,434,957    94.04    7.51      664    222,036   78.86   45.88     93.69
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


14. Remaining Months to Maturity

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Remaining Months to Maturity              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
241 - 360                                    673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


15. Amortization Type

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Amortization Type                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
2 YR ARM IO                                  562    $131,605,719   86.29%   7.49%      665   $234,174  79.05%  44.39%    94.04%
3 YR ARM IO                                   55      10,826,979      7.1   7.188      659    196,854   76.14    61.2     93.31
30 YR FIXED IO                                37       5,894,510     3.86   8.162      669    159,311   76.46   51.01     93.51
5 YR ARM IO                                   19       4,192,229     2.75   7.297      673    220,644    81.2   52.18     97.61
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


16. Initial Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Initial Periodic Cap                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00                                       37      $5,894,510    3.86%   8.16%      669   $159,311  76.46%  51.01%    93.51%
1.01 - 1.50                                   77      21,604,076    14.16   6.699      672    280,572   76.09   59.71     99.06
1.51 - 2.00                                  249      55,226,921    36.21   7.688      671    221,795   80.32   44.58     90.52
2.51 - 3.00                                  310      69,793,929    45.76   7.511      657    225,142   78.64   42.57     95.38
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


17. Periodic Cap

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Periodic Cap                              Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00                                       37      $5,894,510    3.86%   8.16%      669   $159,311  76.46%  51.01%    93.51%
0.51 - 1.00                                  492     103,736,005    68.01   7.702      660    210,846   79.91   43.08     91.84
1.01 - 1.50                                   76      21,484,883    14.09   6.694      672    282,696   76.07   59.49     99.05
1.51 - 2.00                                   68      21,404,038    14.03   7.041      679    314,765   76.84   45.58       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


18. Months to Rate Reset

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Months to Rate Reset                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0                                          37      $5,894,510    3.86%   8.16%      669   $159,311  76.46%  51.01%    93.51%
13 - 24                                      562     131,605,719    86.29   7.485      665    234,174   79.05   44.39     94.04
25 - 36                                       55      10,826,979      7.1   7.188      659    196,854   76.14    61.2     93.31
49 >=                                         19       4,192,229     2.75   7.297      673    220,644    81.2   52.18     97.61
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


19. Life Maximum Rate

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Life Maximum Rate                         Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
9.00 & Below                                  37      $5,894,510    3.86%   8.16%      669   $159,311  76.46%  51.01%    93.51%
9.51 - 10.00                                   1         165,750     0.11   9.675      665    165,750      85       0         0
11.01 - 11.50                                  1         252,000     0.17     6.4      693    252,000      80     100       100
11.51 - 12.00                                  5       1,059,276     0.69   6.673      655    211,855   76.92   43.05       100
12.01 - 12.50                                 22       6,207,984     4.07   6.808      654    282,181   78.49   60.97       100
12.51 - 13.00                                 77      20,778,291    13.62    6.64      681    269,848   78.78   56.97      96.9
13.01 - 13.50                                123      28,327,804    18.57   6.974      670    230,307   77.96   57.69     97.59
13.51 - 14.00                                161      39,434,248    25.86    7.26      656    244,933   77.52   55.17      95.9
14.01 - 14.50                                 82      17,548,107    11.51   7.815      654    214,001   77.17   25.76     94.03
14.51 - 15.00                                 87      18,283,351    11.99   8.242      663    210,153   81.15   27.44     88.69
15.01 & Above                                 77      14,568,115     9.55   9.015      673    189,196   84.09   22.38     83.27
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


20. Margin

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Margin                                    Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
0.99 & Below                                  37      $5,894,510    3.86%   8.16%      669   $159,311  76.46%  51.01%    93.51%
2.00 - 2.49                                    3         700,999     0.46    7.55      693    233,666    87.4   38.52       100
2.50 - 2.99                                    1         408,989     0.27    5.75      682    408,989      80       0       100
3.00 - 3.49                                    1         440,000     0.29     7.6      785    440,000      80       0       100
3.50 - 3.99                                    3         896,422     0.59   7.312      651    298,807   75.49   40.65       100
4.00 - 4.49                                   11       2,439,158      1.6   6.695      631    221,742   71.66   72.79       100
4.50 - 4.99                                   13       3,271,854     2.15   6.873      676    251,681   78.82   55.49       100
5.00 - 5.49                                   60      18,661,154    12.24   7.184      687    311,019   80.77    49.6       100
5.50 - 5.99                                  105      27,507,669    18.04   6.984      658    261,978   75.51   48.12     98.06
6.00 - 6.49                                  158      37,928,857    24.87   7.028      670    240,056   77.34   56.15     98.69
6.50 - 6.99                                  113      23,403,840    15.34   7.692      650    207,114   79.75    47.4     95.29
7.00 - 7.49                                   78      14,441,978     9.47   8.089      654    185,154   80.73   27.82     89.43
7.50 - 7.99                                   53       9,653,644     6.33   8.713      663    182,144   82.89   23.66     75.69
8.00 - 8.49                                   29       5,613,772     3.68   9.117      672    193,578   84.25   29.74      66.5
8.50 - 8.99                                    7       1,058,990     0.69    9.66      669    151,284   91.05   13.69     26.69
10.00 - 10.49                                  1         197,600     0.13   10.55      687    197,600      95       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


21. Interest Only

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only                             Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Y                                            673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


22. Interest Only Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Interest Only Term                        Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
24                                           133     $32,318,888   21.19%   7.28%      673   $242,999  78.88%  51.73%    93.23%
36                                             9       1,749,558     1.15   7.285      668    194,395    78.8   54.05     88.28
60                                           508     113,133,153    74.18   7.548      663    222,703   78.68   44.86     94.51
84                                             1         279,185     0.18    7.25      670    279,185      80       0       100
120                                           22       5,038,652      3.3   7.458      651    229,030   80.85   36.07     91.16
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


23. UNITS

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
UNITS                                     Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
1                                            647    $144,075,617   94.46%   7.50%      664   $222,683  79.01%  47.42%    94.44%
2                                             23       7,796,093     5.11   7.262      680    338,961   74.76   24.63     86.77
3                                              1         313,600     0.21   6.975      749    313,600      80       0       100
4                                              2         334,125     0.22   8.442      755    167,063   82.34       0       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


24. CITY

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
CITY                                      Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
LAS VEGAS                                     22      $4,751,078    3.12%   7.62%      651   $215,958  76.45%  32.32%    92.86%
LOS ANGELES                                   13       5,955,947     3.91   6.847      646    458,150   77.09   52.58     95.05
MIAMI                                         11       3,139,999     2.06   8.229      690    285,454   82.08   11.15     92.31
ORLANDO                                       11       2,186,609     1.43   7.469      656    198,783   77.37   38.85       100
CHICAGO                                        9       1,625,265     1.07   8.127      638    180,585   64.53   24.41     92.33
Other                                        607     134,860,538    88.42   7.484      666    222,176   79.08   47.43     94.03
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


25. DTI

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
DTI                                       Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0.00000                                    10      $1,922,214    1.26%   9.04%      730   $192,221  78.15%   0.00%    84.21%
0.00001 - 5.00000                              1         144,000     0.09   7.025      671    144,000      80       0       100
5.00001 - 10.00000                             1         229,500     0.15    9.45      704    229,500      90       0         0
10.00001 - 15.00000                            1         481,680     0.32     6.9      724    481,680      80     100       100
15.00001 - 20.00000                            4         451,250      0.3   7.363      649    112,813   72.06   82.64     82.64
20.00001 - 25.00000                           12       2,153,065     1.41   6.915      639    179,422   75.93   89.04     97.08
25.00001 - 30.00000                           32       5,840,026     3.83   7.337      647    182,501   74.54   67.47     91.04
30.00001 - 35.00000                           64      12,288,966     8.06    7.35      658    192,015   77.86   65.92     95.07
35.00001 - 40.00000                          122      27,202,087    17.84   7.345      658    222,968   77.77   48.63     95.85
40.00001 - 45.00000                          153      35,661,004    23.38   7.493      673    233,078   79.66   38.59     93.72
45.00001 - 50.00000                          237      58,832,605    38.57   7.569      666    248,239   79.35   39.23     94.87
50.00001 - 55.00000                           32       6,295,819     4.13   7.427      648    196,744   80.12   78.39     86.38
55.00001 - 60.00000                            4       1,017,220     0.67   7.207      652    254,305   79.01   41.18       100
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%


26. Prepayment Penalty Term

                                                                   Pct.
                                                                    Of      Wt.      Wt
                                          Number                   Pool     Avg.    Avg.      Avg.              Pct.     Pct.
                                            of      Principal       By     Gross   Current  Principal   Comb    Full    Owner
Prepayment Penalty Term                   Loans      Balance      Balance  Coupon   FICO     Balance    LTV     Doc    Occupied
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
<= 0                                          56      $9,743,723    6.39%   8.30%      687   $173,995  77.28%  44.94%    91.13%
1 - 12                                        47      11,877,663     7.79   7.808      677    252,716   78.98   34.01     91.97
13 - 24                                      448     104,800,713    68.71   7.401      663    233,930   79.18   46.52     94.02
25 - 36                                      122      26,097,336    17.11   7.372      658    213,913   77.75   50.06      96.3
----------------------------------------  ------  --------------  -------  ------  -------  ---------  ------  ------  --------
Total:                                       673    $152,519,436  100.00%   7.49%      665   $226,626  78.80%  46.05%    94.07%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            GSAMP 2006-HE2 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $595,196,000
                                  (Approximate)
                                 GSAMP 2006-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                                                           Initial                                             Expected
               Approximate Principal   Expected Credit   Pass-Through   Estimated Avg.   Principal Payment   S&P/ Moody's
Certificates      Balance(1) (4)           Support         Rate(5)      Life (yrs)(2)      Window(2)(3)       Ratings(6)
------------   ---------------------   ---------------   ------------   --------------   -----------------   ------------
A-1                      290,249,000             22.85%  LIBOR + [ ]%             1.00     04/06 - 02/08       AAA/Aaa
A-2                      186,944,000             22.85%  LIBOR + [ ]%             3.00     02/08 - 03/12       AAA/Aaa
A-3                       21,659,000             22.85%  LIBOR + [ ]%             5.97     03/12 - 03/12       AAA/Aaa
M-1                       24,894,000             19.00%  LIBOR + [ ]%             4.75     04/10 - 03/12       AAA/Aa1
M-2                       22,955,000             15.45%  LIBOR + [ ]%             4.52     12/09 - 03/12       AA+/Aa2
M-3                       13,578,000             13.35%  LIBOR + [ ]%             4.40     10/09 - 03/12       AA+/Aa3
M-4                       12,609,000             11.40%  LIBOR + [ ]%             4.34     09/09 - 03/12        AA/A1
M-5                       11,639,000              9.60%  LIBOR + [ ]%             4.30     08/09 - 03/12        AA/A2
M-6                       10,669,000              7.95%  LIBOR + [ ]%             4.26     07/09 - 03/12        AA-/A3
------------   ---------------------   ---------------   ------------   --------------   -----------------   ------------
Total                    595,196,000

Non-Offered Certificates

B-1                       11,962,000             6.100%          6.50%       N/A                N/A              N/A
B-2                       10,669,000             4.450%          6.50%       N/A                N/A              N/A
B-3                        7,759,000             3.250%          6.50%       N/A                N/A              N/A
B-4                        7,436,000             2.100%          6.50%       N/A                N/A              N/A
B-5                        6,466,000             1.100%          6.50%       N/A                N/A              N/A

(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The rated final distribution date for the certificates is the Distribution Date in March 2036 and the last scheduled distribution date for the certificates is the Distribution Date in March 2046.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.

(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data (7)

                                                  Adjustable Rate        Fixed Rate          Aggregate
-----------------------------------------------   ----------------    ----------------    ----------------
Average Scheduled Principal Balance:                  $539,231,109        $107,369,963        $646,601,072
Number of Mortgage Loans                                     2,897                 833               3,730
Average Scheduled Principal Balance                       $186,134            $128,896            $173,351
Weighted Average Gross Coupon:                               7.819%              7.989%              7.847%
Weighted Average Net Coupon (8):                             7.315%              7.485%              7.343%
Weighted Average Current FICO Score:                           636                 636                 636
Weighted Average Original LTV Ratio:                         78.44%              68.56%              76.80%
Weighted Average Combined LTV:                               78.44%              74.55%              77.80%
Weighted Average Std. Remaining Term (months):                 360                 346                 358
Weighted Average Seasoning (months):                             3                   3                   3
Weighted Average Months to Roll (9):                            23                 N/A                  23
Weighted Average Gross Margin (9):                            6.40%                N/A                6.40%
Weighted Average Initial Rate Cap (9):                        2.53%                N/A                2.53%
Weighted Average Periodic Rate Cap (9):                       1.23%                N/A                1.23%
Weighted Average Gross Max. Lifetime Rate (9):               14.26%                N/A               14.26%
Weighted Average DTI%:                                       42.46%              40.85%              42.19%
Weighted Average % of Loans with MI:                          0.00%               0.00%               0.00%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

|X| The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by SouthStar (32.50%), Encore Credit Corp (16.39%), MILA (14.39%) and 27 other originators (36.72%) and subsequently acquired by Credit-Based Asset Servicing and Securitization LLC ("C-BASS").

|X| Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.10%, and excess spread.

|X|   The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

|X| None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

|X| The transaction will be modeled on INTEX as "GSA06HE2" and on Bloomberg as "GSAMP 06-HE2".

|X| This transaction will contain a swap agreement with an initial swap notional amount of approximately $594,549,686. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.10% (on an actual/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the Swap Provider.

|X| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        April 6, 2006

Cut-off Date:                 March 1, 2006

Expected Pricing Date:        Week of March 27, 2006

First Distribution Date:      April 25, 2006

Key Terms

Offered Certificates:         Class A, Class M Certificates

Non-Offered Certificates:     Class B-1, Class B-2, Class B-3, Class B-4, Class
                              B-5, Class R, Class R-X, Class CE and Class P
                              Certificates

Class A Certificates:         Class A-1, Class A-2 and Class A-3 Certificates

Class M Certificates:         Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5 and Class M-6 Certificates

Class B Certificates:         Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates

Residual Certificates:        Class R and Class R-X Certificates

LIBOR Certificates:           Class A and Class M Certificates

Fixed Rate Certificates:      Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates

Principal Certificates:       LIBOR Certificates and Fixed Rate Certificates

Depositor:                    GS Mortgage Securities Corp.

Sponsor:                      Credit-Based Asset Servicing and Securitization
                              LLC

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Litton Loan Servicing LP

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee:                      U.S. Bank, National Association

Custodian:                    Bank of New York

Swap Provider:                TBD

Servicing Fee Rate:           50 bps

Trustee Fee Rate:             No more than 0.40 bp

Expense Fee Rate:             The aggregate of the Servicing Fee Rate and the
                              Trustee Fee Rate

Expense Fee:                  The aggregate of the servicing fee at the
                              Servicing Fee Rate and trustee fee at the Trustee
                              Fee Rate

Distribution Date:            25th day of the month or the following business
                              day

Record Date:                  For any Distribution Date, the last business day
                              of the related Interest Accrual Period

Delay Days:                   0 day delay on the LIBOR Certificates

                              24 day delay on the Fixed Rate Certificates

Prepayment Period:            With respect to any Distribution Date, the period
                              commencing the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or in the case of the first distribution date, from March 1, 2006) and ending on the 15th day of the calendar month in which such Distribution Date occurs.

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis for the LIBOR Certificates

                              30/360 basis for the Fixed Rate Certificates

Interest Accrual Period:      For the LIBOR Certificates from the prior
                              Distribution Date to the day prior to the current
                              Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates from and including the first day of the month prior to the month in which the current Distribution Date occurs to and including the last day of such month.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: CPR starting at 5%
                              CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 30% CPR in month 12
                              (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35%
                              CPR thereafter.

                              Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:               The trust will consist of sub-prime, first and
                              second lien, fixed rate and adjustable rate residential mortgage loans.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off
                              Date:

                              Initial Gross WAC(1):                       7.8474
                                Less Fees & Expenses(2):                  0.5100
                                                                          ------
                              Net WAC(1):                                 7.3374
                                Less Initial Principal Certificate Coupon
                                (Approx.)(3):                             5.0565
                                Less Initial Net Swap Outflow(3):         0.2262
                                                                          ------
                              Initial Excess Spread(1):                   2.0547


                              (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                              (2)   Assumes a fee of 51 bps.

                              (3)   Assumes 1-month LIBOR equal to 4.854%,
                                    initial marketing spreads and a 30-day
                                    month. This amount will vary on each
                                    Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicer Advancing:           The Servicer will make certain advances of
                              principal and interest, subject to recoverability.
                              Servicer will not advance principal on REO properties and is not required to make principal advances with respect to second lien mortgage loans. Servicer will only make limited advances on defaulted balloon payments. The Serivcer is not obligated to make advances with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or similar state laws.

Compensating Interest:        The Servicer will pay compensating interest equal
                              to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans for the related Distribution Date resulting from voluntary Principal Prepayments in full on the Mortgage Loans during the related Prepayment
                              Period and (B) one-half the Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc. and Moody's
                              Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to the Class A Certificates
                              and $100,000 with regard to the Class M
                              Certificates.

Legal Investment:             It is anticipated that the Principal Certificates
                              will not be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              the Offered Certificates. However, in addition, for so long as the swap ==== agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                Portions of the trust will be treated as multiple
                              real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                              The Principal Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement
and Prospectus:               This term sheet does not contain all information
                              that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                              The Depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                              The registration statement referred to above
                              (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                              http://sec.gov/Archives/edgar/data/807641/
                              000091412105002050/0000914121-05-002050.txt

Risk Factors:                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                              INCLUDED IN THE REGISTRATION STATEMENT FOR A
                              DESCRIPTION OF INFORMATION THAT SHOULD BE
                              CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE
                              PRINCIPAL CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to a maximum rate equal to the WAC Cap as described below. Interest will be paid monthly, on all Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the Principal Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.10% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 45.70%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
A                                          22.85%                     45.70%
M-1                                        19.00%                     38.00%
M-2                                        15.45%                     30.90%
M-3                                        13.35%                     26.70%
M-4                                        11.40%                     22.80%
M-5                                         9.60%                     19.20%
M-6                                         7.95%                     15.90%
B-1                                         6.10%                     12.20%
B-2                                         4.45%                      8.90%
B-3                                         3.25%                      6.50%
B-4                                         2.10%                      4.20%
B-5                                         1.10%                      2.20%

(1) Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

Distribution Dates                      Cumulative Realized Loss Percentage
-------------------------   ------------------------------------------------------------
April 2008 - March 2009                      1.35% for the first month,
                            plus an additional 1/12th of 1.70% for each month thereafter
April 2009 - March 2010                      3.05% for the first month,
                            plus an additional 1/12th of 1.70% for each month thereafter
April 2010 - March 2011                      4.75% for the first month,
                            plus an additional 1/12th of 0.75% for each month thereafter
April 2011 - March 2012                      5.50% for the first month,
                            plus an additional 1/12th of 0.50% for each month thereafter
April 2012 and thereafter                               6.00%

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For the Principal Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-5 Pass-Through Rate. The Class B-5 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R and Class R-X Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) (x) with respect to the LIBOR Certificates, 30 divided by the actual number of days in the applicable Interest Accrual Period and (y) with respect to the Fixed Rate Certificates, 1, and (ii) (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, (B) less, solely with respect to calculating the WAC Cap for the LIBOR Certificates, net swap payments out of the trust, if any, and certain swap termination payments owed to the Swap Provider, if any, divided by the class certificate balance of the LIBOR Certificates at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Principal Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any interest received or advanced on the Mortgage Loans less (x) the Expense Fee, (y) net swap payments out of the trust, if any, and (z) certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (ii) of "Supplemental Interest Trust" below), and less (B) net swap payments out of the trust, if any) and available for distribution on such Distribution Date, over
(y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the related prepayment period,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 54.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 69.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) from the Interest Remittance Amount, to the Class A Certificates, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i) to the Class A Certificates, sequentially, in ascending numerical order, until the class certificate balances thereof have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, sequentially, in ascending numerical order, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until their respective class certificate balances have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xii) to the Class B-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after distribution thereof to the Class A Certificates will be included as part of the distributions pursuant to clause
(ii) through (xii) above. Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class CE certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A Certificates, any Basis Risk Carry Forward Amounts for such classes, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates any Basis Risk Carry Forward Amount for such classes,

(v)      certain swap termination payments to the Supplemental Interest Trust,

(vi) if a 40-Year Trigger Event is in effect, then any remaining amounts, with the exception of remaining net swap receipts, will be distributed sequentially, to the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates until their respective class certificate balances have been reduced to zero,

(vii)    to the holders of the Class CE certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receipts from

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iii) to the Class A and Class M certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid,

(iv) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(v)      to the holders of the Class CE certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the Principal Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-5 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

                                                    1-12          13-24          25-36        37-48      49-60
                                   No Penalty      Months         Months         Months      Months      Months        Total
--------------------------------   -----------   -----------   ------------   ------------   -------   ----------   ------------
1 YR ARM                            $1,550,919      $659,646     $1,481,977             $0        $0           $0     $3,692,542
10 YR FIXED                                  0             0         70,651         63,867         0            0        134,518
15 YR FIXED                            830,194       206,913        124,295      2,252,711         0            0      3,414,112
2 YR ARM                            28,569,567    16,453,522    167,368,455     16,804,474         0      437,230    229,633,249
2 YR ARM 40 YR TERM                    962,820       783,015     12,968,306        147,917         0            0     14,862,057
2 YR ARM 40/30 DUAL AMORTIZATION     1,603,749     3,037,498     29,709,742      5,649,354         0            0     40,000,344
2 YR ARM BALLOON 40/30               6,525,676     4,145,963     14,835,858      2,139,881         0      508,289     28,155,668
2 YR ARM IO                          7,141,260    11,354,563    103,110,613      9,999,282         0            0    131,605,719
20 YR FIXED                            306,560             0        173,603        509,823         0            0        989,986
3 YR ARM                             8,964,404       823,411         83,819     15,499,823         0            0     25,371,458
3 YR ARM BALLOON 40/30                 639,639       590,220              0      7,581,022         0            0      8,810,880
3 YR ARM BALLOON 45/30                 167,931     1,116,182      2,934,415     28,291,607         0            0     32,510,134
3 YR ARM IO                          1,526,513             0        551,200      8,749,266         0            0     10,826,979
30 YR FIXED                         11,491,251     4,029,822      4,305,202     53,288,519    94,611    1,476,222     74,685,628
30 YR FIXED IO                       1,075,950       391,200        597,800      3,829,560         0            0      5,894,510
40 YR FIXED                            313,855             0        269,734      1,829,414         0            0      2,413,004
5 YR ARM                             1,131,137       111,954              0      2,671,888         0            0      3,914,980
5 YR ARM 40 YR TERM                          0             0        264,652        207,874         0            0        472,526
5 YR ARM BALLOON 45/30                       0             0              0      1,747,946         0            0      1,747,946
5 YR ARM IO                                  0       131,900        541,100      3,519,229         0            0      4,192,229
6 MO ARM                               429,366     1,323,516      1,096,379        118,843         0            0      2,968,104
7 YR ARM BALLOON 45/30                       0             0              0        466,296         0            0        466,296
FIXED BALLOON 30/15                  1,334,997             0      1,538,430        801,966         0            0      3,675,392
FIXED BALLOON 40/30                    454,573       401,184        373,206     11,168,639         0            0     12,397,601
FIXED BALLOON 45/30                          0       171,972              0      3,593,240         0            0      3,765,212
--------------------------------   -----------   -----------   ------------   ------------   -------   ----------   ------------
Total:                             $75,020,361   $45,732,482   $342,399,438   $180,932,439   $94,611   $2,421,741   $646,601,072

                                                  1-12     13-24     25-36     37-48     49-60
                                   No Penalty    Months    Months    Months    Months    Months
--------------------------------   ----------    ------    ------    ------    ------    ------
1 YR ARM                                 0.24%     0.10%     0.23%     0.00%     0.00%     0.00%
10 YR FIXED                                 0         0      0.01      0.01         0         0
15 YR FIXED                              0.13      0.03      0.02      0.35         0         0
2 YR ARM                                 4.42      2.54     25.88      2.60         0      0.07
2 YR ARM 40 YR TERM                      0.15      0.12      2.01      0.02         0         0
2 YR ARM 40/30 DUAL AMORTIZATION         0.25      0.47      4.59      0.87         0         0
2 YR ARM BALLOON 40/30                   1.01      0.64      2.29      0.33         0      0.08
2 YR ARM IO                              1.10      1.76     15.95      1.55         0         0
20 YR FIXED                              0.05         0      0.03      0.08         0         0
3 YR ARM                                 1.39      0.13      0.01      2.40         0         0
3 YR ARM BALLOON 40/30                   0.10      0.09         0      1.17         0         0
3 YR ARM BALLOON 45/30                   0.03      0.17      0.45      4.38         0         0
3 YR ARM IO                              0.24         0      0.09      1.35         0         0
30 YR FIXED                              1.78      0.62      0.67      8.24      0.01      0.23
30 YR FIXED IO                           0.17      0.06      0.09      0.59         0         0
40 YR FIXED                              0.05         0      0.04      0.28         0         0
5 YR ARM                                 0.17      0.02         0      0.41         0         0
5 YR ARM 40 YR TERM                         0         0      0.04      0.03         0         0
5 YR ARM BALLOON 45/30                      0         0         0      0.27         0         0
5 YR ARM IO                                 0      0.02      0.08      0.54         0         0
6 MO ARM                                 0.07      0.20      0.17      0.02         0         0
7 YR ARM BALLOON 45/30                      0         0         0      0.07         0         0
FIXED BALLOON 30/15                      0.21         0      0.24      0.12         0         0
FIXED BALLOON 40/30                      0.07      0.06      0.06      1.73         0         0
FIXED BALLOON 45/30                         0      0.03         0      0.56         0         0
--------------------------------   ----------    ------    ------    ------    ------    ------
Total:                                  11.60%     7.07%    52.95%    27.98%     0.01%     0.37%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

              Breakeven CDR Table for the Subordinate Certificates

      The assumptions for the breakeven CDR table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X| 1-month and 6-month Forward LIBOR curves (as of close on March 23, 2006) are used

|X|   40% loss severity

|X|   There is a 6 month lag in recoveries

|X|   100% P&I advancing

|X| Priced to call with collateral losses calculated through the life of the applicable bond

|X|   The Offered certificates are priced at par

|X|   Assumes bonds pay on 25th of month

                                             First Dollar of Loss                  LIBOR Flat                   0% Return
---------   -------------------------   -------------------------   -------------------------   -------------------------
Class M-1   CDR (%)                                         37.82                       37.91                       39.46
            Yield (%)                                      5.4263                      5.0848                      0.0257
            WAL (years)                                      2.97                        2.97                        2.87
            Modified Duration (years)                       2.713                       2.716                        2.71
            Principal Window                        Mar09 - Mar09               Mar09 - Mar09               Feb09 - Feb09
            Principal Writedown                $13,205.45 (0.05%)         $282,942.02 (1.14%)      $3,890,415.35 (15.63%)
            Total Collat Loss            $138,393,128.13 (21.40%)    $138,641,999.71 (21.44%)    $141,628,611.67 (21.90%)
Class M-2   CDR (%)                                         29.42                       29.50                       30.82
            Yield (%)                                      5.4450                      5.1173                      0.0254
            WAL (years)                                      3.39                        3.39                        3.27
            Modified Duration (years)                        3.06                        3.06                       3.054
            Principal Window                        Aug09 - Aug09               Aug09 - Aug09               Jul09 - Jul09
            Principal Writedown                $18,454.78 (0.08%)         $293,972.58 (1.28%)      $4,098,733.43 (17.86%)
            Total Collat Loss            $118,879,938.20 (18.39%)    $119,131,678.83 (18.42%)    $122,310,052.85 (18.92%)
Class M-3   CDR (%)                                         25.15                       25.20                       25.87
            Yield (%)                                      5.4587                      5.1119                      0.0212
            WAL (years)                                      3.64                        3.64                        3.60
            Modified Duration (years)                       3.265                       3.269                       3.331
            Principal Window                        Nov09 - Nov09               Nov09 - Nov09               Nov09 - Nov09
            Principal Writedown                $11,602.66 (0.09%)         $198,120.05 (1.46%)      $2,682,710.70 (19.76%)
            Total Collat Loss            $107,383,638.80 (16.61%)    $107,553,475.08 (16.63%)    $109,814,305.83 (16.98%)
Class M-4   CDR (%)                                         21.55                       21.62                       22.31
            Yield (%)                                      5.5837                      5.0604                      0.0672
            WAL (years)                                      3.89                        3.89                        3.76
            Modified Duration (years)                       3.459                        3.47                       3.458
            Principal Window                        Feb10 - Feb10               Feb10 - Feb10               Jan10 - Jan10
            Principal Writedown                 $1,486.79 (0.01%)         $282,570.34 (2.24%)      $2,629,179.52 (20.85%)
            Total Collat Loss             $96,765,930.63 (14.97%)     $97,021,030.23 (15.00%)     $98,874,486.98 (15.29%)
Class M-5   CDR (%)                                         18.59                       18.65                       19.19
            Yield (%)                                      5.5488                      5.0544                      0.0788
            WAL (years)                                      4.05                        4.05                        3.99
            Modified Duration (years)                       3.586                       3.592                        3.65
            Principal Window                        Apr10 - Apr10               Apr10 - Apr10               Apr10 - Apr10
            Principal Writedown                $31,460.79 (0.27%)         $287,573.32 (2.47%)      $2,580,425.67 (22.17%)
            Total Collat Loss             $86,800,494.08 (13.42%)     $87,033,009.15 (13.46%)     $89,113,180.50 (13.78%)
Class M-6   CDR (%)                                         15.99                       16.05                       16.59
            Yield (%)                                      5.6148                      5.0825                      0.0308
            WAL (years)                                      4.30                        4.30                        4.14
            Modified Duration (years)                       3.774                        3.78                       3.776
            Principal Window                        Jul10 - Jul10               Jul10 - Jul10               Jun10 - Jun10
            Principal Writedown                $40,780.19 (0.38%)         $310,403.30 (2.91%)      $2,507,324.81 (23.50%)
            Total Collat Loss             $77,896,331.33 (12.05%)     $78,143,105.32 (12.09%)     $79,886,727.61 (12.35%)

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X|   1-month and 6-month LIBOR remain static

|X|   10% Clean Up Call is not exercised

                                     50% PPA   75% PPA   100% PPA   125% PPA   150% PPA   175% PPA
---------   ----------------------   -------   -------   --------   --------   --------   --------
Class A-1   WAL (years)                 1.74      1.25       1.00       0.83       0.70       0.61
            First Prin Pay (month)         1      .             1          1          1          1
            Last Prin Pay (month)         42        28         23         19         16         14

Class A-2   WAL (years)                 7.04      4.61       3.04       2.03       1.74       1.54
            First Prin Pay (month)        42        28         23         19         16         14
            Last Prin Pay (month)        180       120         87         33         26         24

Class A-3   WAL (years)                19.08     13.07       9.58       2.83       2.24       1.99
            First Prin Pay (month)       180       120         87         33         26         24
            Last Prin Pay (month)        310       225        168         36         29         25

Class M-1   WAL (years)                 9.11      6.11       5.22       7.31       5.80       4.79
            First Prin Pay (month)        48        40         49         66         53         44
            Last Prin Pay (month)        276       193        142        130        104         86

Class M-2   WAL (years)                 9.09      6.08       4.97       5.19       4.10       3.43
            First Prin Pay (month)        48        39         45         54         42         36
            Last Prin Pay (month)        266       185        136        105         83         69

Class M-3   WAL (years)                 9.06      6.05       4.84       4.64       3.67       3.09
            First Prin Pay (month)        48        38         43         49         39         33
            Last Prin Pay (month)        256       176        130        100         79         65

Class M-4   WAL (years)                 9.04      6.03       4.76       4.39       3.48       2.94
            First Prin Pay (month)        48        38         42         46         36         31
            Last Prin Pay (month)        248       171        125         96         76         63

Class M-5   WAL (years)                 9.00      6.00       4.70       4.22       3.34       2.83
            First Prin Pay (month)        48        38         41         44         35         30
            Last Prin Pay (month)        240       164        120         92         73         60

Class M-6   WAL (years)                 8.96      5.97       4.64       4.08       3.23       2.75
            First Prin Pay (month)        48        37         40         42         33         29
            Last Prin Pay (month)        230       157        114         88         70         58

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X|   1-month and 6-month LIBOR remain static

|X|   10% Clean Up Call is exercised on the first date possible

                                     50% PPA   75% PPA   100% PPA   125% PPA   150% PPA   175% PPA
---------   ----------------------   -------   -------   --------   --------   --------   --------
Class A-1   WAL (years)                 1.74      1.25       1.00       0.83       0.70       0.61
            First Prin Pay (month)         1         1          1          1          1          1
            Last Prin Pay (month)         42        28         23         19         16         14

Class A-2   WAL (years)                 6.96      4.55       3.00       2.03       1.74       1.54
            First Prin Pay (month)        42        28         23         19         16         14
            Last Prin Pay (month)        151       100         72         33         26         24

Class A-3   WAL (years)                12.55      8.30       5.97       2.83       2.24       1.99
            First Prin Pay (month)       151       100         72         33         26         24
            Last Prin Pay (month)        151       100         72         36         29         25

Class M-1   WAL (years)                 8.26      5.50       4.75       4.55       3.64       3.05
            First Prin Pay (month)        48        40         49         55         44         37
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-2   WAL (years)                 8.26      5.49       4.52       4.55       3.63       3.05
            First Prin Pay (month)        48        39         45         54         42         36
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-3   WAL (years)                 8.26      5.48       4.40       4.30       3.41       2.88
            First Prin Pay (month)        48        38         43         49         39         33
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-4   WAL (years)                 8.26      5.47       4.34       4.07       3.23       2.74
            First Prin Pay (month)        48        38         42         46         36         31
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-5   WAL (years)                 8.26      5.47       4.30       3.91       3.10       2.64
            First Prin Pay (month)        48        38         41         44         35         30
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-6   WAL (years)                 8.26      5.47       4.26       3.79       3.01       2.57
            First Prin Pay (month)        48        37         40         42         33         29
            Last Prin Pay (month)        151       100         72         55         44         37

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One- and Six-month LIBOR are in accordance with the LIBOR Forward Curves as of the close on March 23, 2006, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Period   Distribution Date   Excess Spread (%)
------   -----------------   -----------------
     1        Apr-06                      3.83
     2        May-06                      2.05
     3        Jun-06                      1.89
     4        Jul-06                      2.05
     5        Aug-06                      1.89
     6        Sep-06                      1.89
     7        Oct-06                      2.05
     8        Nov-06                      1.88
     9        Dec-06                      2.04
    10        Jan-07                      1.88
    11        Feb-07                      1.89
    12        Mar-07                      2.36
    13        Apr-07                      1.88
    14        May-07                      2.04
    15        Jun-07                      1.88
    16        Jul-07                      2.04
    17        Aug-07                      1.89
    18        Sep-07                      1.88
    19        Oct-07                      2.04
    20        Nov-07                      1.92
    21        Dec-07                      2.16
    22        Jan-08                      3.42
    23        Feb-08                      3.55
    24        Mar-08                      3.83
    25        Apr-08                      3.51
    26        May-08                      3.69
    27        Jun-08                      3.59
    28        Jul-08                      4.11
    29        Aug-08                      4.00
    30        Sep-08                      3.99
    31        Oct-08                      4.12
    32        Nov-08                      4.00
    33        Dec-08                      4.24
    34        Jan-09                      4.24
    35        Feb-09                      4.28
    36        Mar-09                      4.82
    37        Apr-09                      4.39
    38        May-09                      4.47
    39        Jun-09                      4.39
    40        Jul-09                      4.60
    41        Aug-09                      4.45
    42        Sep-09                      4.50
    43        Oct-09                      4.64
    44        Nov-09                      4.49
    45        Dec-09                      4.64
    46        Jan-10                      4.49
    47        Feb-10                      4.50
    48        Mar-10                      4.96
    49        Apr-10                      4.50
    50        May-10                      4.65
    51        Jun-10                      4.50
    52        Jul-10                      4.65
    53        Aug-10                      4.50
    54        Sep-10                      4.50
    55        Oct-10                      4.65
    56        Nov-10                      4.49
    57        Dec-10                      4.65
    58        Jan-11                      4.50
    59        Feb-11                      4.52
    60        Mar-11                      4.97
    61        Apr-11                      4.50
    62        May-11                      4.65
    63        Jun-11                      4.49
    64        Jul-11                      4.65
    65        Aug-11                      4.50
    66        Sep-11                      4.50
    67        Oct-11                      4.65
    68        Nov-11                      4.49
    69        Dec-11                      4.64
    70        Jan-12                      4.47
    71        Feb-12                      4.50
    72        Mar-12                      4.80
    73        Apr-12                      4.25
    74        May-12                      4.41
    75        Jun-12                      4.25
    76        Jul-12                      4.41
    77        Aug-12                      4.25
    78        Sep-12                      4.25
    79        Oct-12                      4.41
    80        Nov-12                      4.25
    81        Dec-12                      4.41
    82        Jan-13                      4.24
    83        Feb-13                      4.25
    84        Mar-13                      4.74
    85        Apr-13                      4.26
    86        May-13                      4.42
    87        Jun-13                      4.26
    88        Jul-13                      4.44
    89        Aug-13                      4.28
    90        Sep-13                      4.29
    91        Oct-13                      4.46
    92        Nov-13                      4.30
    93        Dec-13                      4.48
    94        Jan-14                      4.32
    95        Feb-14                      4.34
    96        Mar-14                      4.84
    97        Apr-14                      4.36
    98        May-14                      4.54
    99        Jun-14                      4.39
   100        Jul-14                      4.57
   101        Aug-14                      4.42
   102        Sep-14                      4.44
   103        Oct-14                      4.62
   104        Nov-14                      4.47
   105        Dec-14                      4.65
   106        Jan-15                      4.50
   107        Feb-15                      4.54
   108        Mar-15                      5.05
   109        Apr-15                      4.58
   110        May-15                      4.76
   111        Jun-15                      4.62
   112        Jul-15                      4.81
   113        Aug-15                      4.67
   114        Sep-15                      4.69
   115        Oct-15                      4.87
   116        Nov-15                      4.74
   117        Dec-15                      4.92
   118        Jan-16                      4.80
   119        Feb-16                      4.83
   120        Mar-16                      5.16

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Effective WAC Cap . The information in the following table has been prepared in accordance with the following assumptions (i) one- and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and
(iv) net swap receipts, if any, are included in the Effective WAC Cap calculation and weighted by the class certificate balance of the LIBOR Certificates. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                               Effective
                                WAC Cap
Period   Distribution Date        (%)
------   -----------------   -------------
     1        Apr-06                 26.47
     2        May-06                 22.13
     3        Jun-06                 21.78
     4        Jul-06                 21.88
     5        Aug-06                 21.49
     6        Sep-06                 21.31
     7        Oct-06                 21.34
     8        Nov-06                 20.87
     9        Dec-06                 20.84
    10        Jan-07                 20.33
    11        Feb-07                 20.05
    12        Mar-07                 20.53
    13        Apr-07                 19.48
    14        May-07                 19.45
    15        Jun-07                 18.94
    16        Jul-07                 18.91
    17        Aug-07                 18.41
    18        Sep-07                 18.15
    19        Oct-07                 18.12
    20        Nov-07                 17.66
    21        Dec-07                 17.76
    22        Jan-08                 18.48
    23        Feb-08                 17.50
    24        Mar-08                 17.10
    25        Apr-08                 15.62
    26        May-08                 15.65
    27        Jun-08                 15.10
    28        Jul-08                 15.93
    29        Aug-08                 15.94
    30        Sep-08                 16.21
    31        Oct-08                 16.81
    32        Nov-08                 16.82
    33        Dec-08                 17.33
    34        Jan-09                 17.57
    35        Feb-09                 17.55
    36        Mar-09                 18.74
    37        Apr-09                 17.53
    38        May-09                 17.54
    39        Jun-09                 16.94
    40        Jul-09                 17.48
    41        Aug-09                 16.98
    42        Sep-09                 16.90
    43        Oct-09                 17.15
    44        Nov-09                 16.68
    45        Dec-09                 17.01
    46        Jan-10                 16.67
    47        Feb-10                 16.60
    48        Mar-10                 17.76
    49        Apr-10                 16.42
    50        May-10                 16.70
    51        Jun-10                 16.26
    52        Jul-10                 16.56
    53        Aug-10                 16.08
    54        Sep-10                 16.02
    55        Oct-10                 16.31
    56        Nov-10                 15.83
    57        Dec-10                 16.15
    58        Jan-11                 15.70
    59        Feb-11                 15.62
    60        Mar-11                 16.77
    61        Apr-11                 11.51
    62        May-11                 11.87
    63        Jun-11                 11.48
    64        Jul-11                 11.85
    65        Aug-11                 11.46
    66        Sep-11                 11.44
    67        Oct-11                 11.81
    68        Nov-11                 11.41
    69        Dec-11                 11.78
    70        Jan-12                 11.39
    71        Feb-12                 11.38
    72        Mar-12                 12.15
    73        Apr-12                 11.35
    74        May-12                 11.71
    75        Jun-12                 11.32
    76        Jul-12                 11.69
    77        Aug-12                 11.30
    78        Sep-12                 11.28
    79        Oct-12                 11.64
    80        Nov-12                 11.25
    81        Dec-12                 11.61
    82        Jan-13                 11.22
    83        Feb-13                 11.21
    84        Mar-13                 12.39
    85        Apr-13                 11.17
    86        May-13                 11.53
    87        Jun-13                 11.14
    88        Jul-13                 11.49
    89        Aug-13                 11.11
    90        Sep-13                 11.09
    91        Oct-13                 11.44
    92        Nov-13                 11.06
    93        Dec-13                 11.41
    94        Jan-14                 11.02
    95        Feb-14                 11.01
    96        Mar-14                 12.17
    97        Apr-14                 10.97
    98        May-14                 11.32
    99        Jun-14                 10.94
   100        Jul-14                 11.28
   101        Aug-14                 10.90
   102        Sep-14                 10.89
   103        Oct-14                 11.23
   104        Nov-14                 10.85
   105        Dec-14                 11.20
   106        Jan-15                 10.82
   107        Feb-15                 10.80
   108        Mar-15                 11.94
   109        Apr-15                 10.76
   110        May-15                 11.11
   111        Jun-15                 10.73
   112        Jul-15                 11.07
   113        Aug-15                 10.69
   114        Sep-15                 10.68
   115        Oct-15                 11.01
   116        Nov-15                 10.64
   117        Dec-15                 10.98
   118        Jan-16                 10.61
   119        Feb-16                 10.59
   120        Mar-16                 11.30

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $594,549,686. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.10% (on an actual/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

             Swap Schedule

                             Swap Notional
Period   Distribution Date    Amount ($)
------   -----------------   -------------
     1        Apr-06           594,549,686
     2        May-06           583,972,433
     3        Jun-06           571,458,486
     4        Jul-06           557,042,539
     5        Aug-06           540,777,250
     6        Sep-06           522,731,955
     7        Oct-06           502,994,360
     8        Nov-06           481,670,949
     9        Dec-06           458,884,742
    10        Jan-07           435,177,398
    11        Feb-07           412,432,695
    12        Mar-07           390,636,687
    13        Apr-07           369,871,377
    14        May-07           350,087,714
    15        Jun-07           331,238,990
    16        Jul-07           313,280,733
    17        Aug-07           296,170,928
    18        Sep-07           279,868,892
    19        Oct-07           264,336,233
    20        Nov-07           249,521,057
    21        Dec-07           235,407,313
    22        Jan-08           216,943,722
    23        Feb-08           179,253,814
    24        Mar-08           147,694,288
    25        Apr-08           122,188,252
    26        May-08           111,459,498
    27        Jun-08           101,610,869
    28        Jul-08            96,020,259
    29        Aug-08            96,020,259
    30        Sep-08            96,020,259
    31        Oct-08            96,020,259
    32        Nov-08            96,020,259
    33        Dec-08            92,722,765
    34        Jan-09            87,805,949
    35        Feb-09            83,160,301
    36        Mar-09            78,770,416
    37        Apr-09            74,622,406
    38        May-09            70,701,905
    39        Jun-09            66,996,040
    40        Jul-09            63,492,870
    41        Aug-09            60,180,847
    42        Sep-09            57,049,107
    43        Oct-09            54,087,588
    44        Nov-09            51,286,641
    45        Dec-09            48,637,257
    46        Jan-10            46,130,946
    47        Feb-10            43,759,739
    48        Mar-10            41,516,056
    49        Apr-10            39,392,788
    50        May-10            37,383,230
    51        Jun-10            35,481,062
    52        Jul-10            33,680,325
    53        Aug-10            31,975,401
    54        Sep-10            30,360,990
    55        Oct-10            28,832,095
    56        Nov-10            27,384,003
    57        Dec-10            26,012,268
    58        Jan-11            24,712,567
    59        Feb-11            23,479,173
    60        Mar-11            22,310,425
    61        Apr-11                     0

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Mortgage Loans - Aggregate(1)



Average Scheduled Principal Balance:                                $646,601,072
Number of Mortgage Loans                                                   3,730
Average Scheduled Principal Balance                                     $173,351
Weighted Average Gross Coupon:                                            7.847%
Weighted Average Net Coupon(2):                                           7.343%
Weighted Average Current FICO Score:                                         636
Weighted Average Original LTV Ratio:                                      76.80%
Weighted Average Combined LTV:                                            77.80%
Weighted Average Std. Remaining Term (months):                               358
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll(3):                                           23
Weighted Average Gross Margin(3):                                          6.40%
Weighted Average Initial Rate Cap(3):                                      2.53%
Weighted Average Periodic Rate Cap(3):                                     1.23%
Weighted Average Gross Max. Lifetime Rate(3):                             14.26%
Weighted Average Debt To Income%:                                         42.19%
Weighted Average % of Loans with Mortgage Insurance:                       0.00%

      (1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Current Principal      Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Balance                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
$50,000 & Below              211    $7,773,057       1.20%      10.976%       657    $36,839     93.72%      43.35%     88.54%
$50,001 - $75,000            244    15,494,119       2.40        8.674        635     63,500     78.11       68.85      89.57
$75,001 - $100,000           483    42,843,449       6.63        8.295        627     88,703     77.33       64.00      90.34
$100,001 - $125,000          536    60,273,697       9.32        8.156        626    112,451     79.04       65.39      91.74
$125,001 - $150,000          430    59,363,968       9.18        8.109        625    138,056     79.63       58.15      91.19
$150,001 - $200,000          689   119,946,052      18.55        7.996        626    174,087     77.34       49.03      92.88
$200,001 - $250,000          405    90,683,600      14.02        7.767        630    223,910     77.20       49.11      91.36
$250,001 - $300,000          319    86,917,440      13.44        7.674        628    272,468     77.07       47.64      93.80
$300,001 - $350,000          168    54,134,414       8.37        7.494        646    322,229     77.83       37.88      96.47
$350,001 - $400,000           95    35,387,802       5.47        7.218        653    372,503     77.26       47.97      95.89
$400,001 & Above             150    73,783,473      11.41        7.243        671    491,890     76.40       45.63      96.07
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Current Rate             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
5.00 - 5.49%                   2      $395,619       0.06%       5.429%       651   $197,809     59.41%     100.00%    100.00%
5.50 - 5.99%                  38    10,046,042       1.55        5.844        672    264,370     69.94       68.25      97.97
6.00 - 6.49%                 146    37,665,754       5.83        6.300        663    257,985     71.49       72.03      98.88
6.50 - 6.99%                 487   111,340,980      17.22        6.782        655    228,626     74.16       66.85      98.09
7.00 - 7.49%                 484    99,305,957      15.36        7.266        647    205,178     76.89       56.33      96.50
7.50 - 7.99%                 753   137,826,432      21.32        7.738        637    183,036     77.41       47.36      93.78
8.00 - 8.49%                 512    79,978,812      12.37        8.246        624    156,209     79.33       43.76      89.08
8.50 - 8.99%                 529    79,415,643      12.28        8.723        617    150,124     80.56       38.49      88.60
9.00% & Above                779    90,625,834      14.02        9.715        609    116,336     83.65       39.40      86.44
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Credit Score             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
740 & Above                  210   $42,188,756       6.52%       7.577%       760   $200,899     81.89%      32.20%     82.41%
720 - 739                    129    27,074,796       4.19        7.348        729    209,882     81.66       37.67      89.95
700 - 719                    176    35,159,006       5.44        7.411        709    199,767     79.63       41.77      84.64
680 - 699                    238    44,386,946       6.86        7.521        689    186,500     80.02       38.11      90.96
660 - 679                    310    56,490,887       8.74        7.616        670    182,229     79.57       43.77      92.07
640 - 659                    486    83,837,090      12.97        7.686        649    172,504     79.28       42.52      92.45
620 - 639                    566    93,069,988      14.39        7.883        629    164,435     79.13       43.78      93.85
600 - 619                    517    82,815,917      12.81        7.901        610    160,186     76.99       59.32      94.39
580 - 599                    485    75,075,504      11.61        8.035        589    154,795     76.75       70.85      98.11
560 - 579                    259    40,313,271       6.23        8.439        569    155,650     75.48       70.06      98.41
540 - 559                    172    30,217,414       4.67        8.263        550    175,683     71.96       62.74      97.56
520 - 539                    100    18,158,481       2.81        8.422        529    181,585     67.41       61.51      96.78
500 - 519                     80    17,604,428       2.72        8.542        510    220,055     67.49       78.89      95.62
1 - 499                        1       159,892       0.02        9.815        492    159,892     59.26      100.00     100.00
N/A                            1        48,697       0.01       10.990          0     48,697     65.00      100.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Lien                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1                          3,520  $638,554,286      98.76%       7.804%       635   $181,407     77.52%      51.40%     93.11%
2                            210     8,046,787       1.24       11.305        671     38,318     99.76       38.00      88.68
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Combined               Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               318   $55,576,690       8.60%       7.489%       601   $174,769     49.72%      49.81%     92.09%
60.01 - 70.00%               318    64,380,856       9.96        7.597        593    202,456     66.15       53.42      95.60
70.01 - 80.00%             2,100   383,117,719      59.25        7.646        648    182,437     79.01       50.66      97.00
80.01 - 85.00%               186    33,817,768       5.23        8.402        604    181,816     84.43       49.75      84.47
85.01 - 90.00%               379    65,253,680      10.09        8.492        631    172,173     89.56       47.70      83.57
90.01 - 95.00%               136    23,828,828       3.69        8.525        654    175,212     94.50       60.72      79.61
95.01 - 100.00%              293    20,625,531       3.19        9.602        685     70,394     99.97       61.55      74.15
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               528   $63,623,477       9.84%       7.972%       609   $120,499     56.05%      48.32%     91.66%
60.01 - 70.00%               318    64,380,856       9.96        7.597        593    202,456     66.15       53.42      95.60
70.01 - 80.00%             2,100   383,117,719      59.25        7.646        648    182,437     79.01       50.66      97.00
80.01 - 85.00%               186    33,817,768       5.23        8.402        604    181,816     84.43       49.75      84.47
85.01 - 90.00%               375    65,148,192      10.08        8.489        631    173,729     89.56       47.73      83.54
90.01 - 95.00%               131    23,682,441       3.66        8.510        654    180,782     94.50       60.88      79.58
95.01 - 100.00%               92    12,830,620       1.98        8.558        694    139,463     99.96       75.76      65.36
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                            Distribution by Doc Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Doc Type                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Full Doc                   2,039  $331,292,238      51.24%       7.638%       622   $162,478     77.64%     100.00%     93.80%
Limited                       74    15,437,410       2.39        7.825        637    208,614     80.92        0.00      87.59
Stated                     1,552   289,824,497      44.82        8.055        650    186,743     77.79        0.00      92.51
No Doc                        65    10,046,927       1.55        8.821        688    154,568     78.42        0.00      92.70
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Purpose                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Purchase                   2,117  $345,923,204      53.50%       7.873%       656   $163,403     81.25%      48.29%     92.17%
Cashout Refinance          1,427   269,920,456      41.74        7.818        611    189,152     73.49       54.40      93.81
Rate/term Refinance          186    30,757,413       4.76        7.820        624    165,362     76.79       56.65      96.53
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Occupancy                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Owner Occupied             3,428  $601,715,478      93.06%       7.803%       633   $175,530     77.45%      51.65%    100.00%
Investor                     178    28,025,398       4.33        8.444        672    157,446     81.32       48.53       0.00
Second Home                  124    16,860,196       2.61        8.441        665    135,969     84.48       41.08       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Property Type            Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Single Family              2,634  $439,747,324      68.01%       7.836%       631   $166,950     77.21%      54.65%     94.17%
PUD                          702   126,062,888      19.50        7.912        634    179,577     79.47       48.87      93.93
Condo                        225    39,872,036       6.17        7.761        658    177,209     79.24       48.84      85.12
2 Family                      97    23,390,533       3.62        7.739        661    241,140     75.84       23.03      84.71
3-4 Family                    60    14,957,090       2.31        7.923        683    249,285     78.85       23.96      89.20
Townhouse                      9     1,855,353       0.29        8.813        637    206,150     85.87       21.92      86.91
Condo Hi-rise                  3       715,848       0.11        7.704        626    238,616     81.86       72.13      66.86
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
State                    Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
CA                           609  $176,330,893      27.27%       7.173%       645   $289,542     73.10%      52.69%     96.59%
FL                           526    89,589,196      13.86        8.070        628    170,322     79.05       39.49      88.94
TX                           421    47,070,450       7.28        8.315        628    111,806     81.41       48.12      95.33
AZ                           160    31,504,850       4.87        7.732        626    196,905     78.90       49.51      94.58
GA                           236    29,479,320       4.56        8.238        639    124,912     82.25       59.46      81.14
TN                           168    20,599,953       3.19        8.279        636    122,619     81.28       61.61      90.34
IL                           109    19,588,060       3.03        8.137        649    179,707     77.43       35.93      95.72
VA                            90    18,167,124       2.81        7.995        637    201,857     78.53       50.78      90.28
WA                            89    17,255,591       2.67        7.348        651    193,883     78.03       83.11      96.64
NV                            79    16,313,472       2.52        7.697        646    206,500     77.37       36.76      95.49
Other                      1,243   180,702,165      27.95        8.195        630    145,376     79.48       54.20      92.48
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Zip                      Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
85242                          8    $2,011,204       0.31%       7.581%       643   $251,401     79.77%      33.42%    100.00%
78045                         18     1,940,056       0.30        7.555        636    107,781     81.43       46.65     100.00
92392                          8     1,864,002       0.29        6.772        711    233,000     72.79       19.95     100.00
91331                          6     1,741,620       0.27        6.882        585    290,270     68.56       70.00     100.00
92553                          6     1,719,834       0.27        6.610        669    286,639     82.86       56.70      57.34
90044                          6     1,653,116       0.26        7.295        625    275,519     71.49       42.04      81.68
90003                          5     1,492,977       0.23        7.530        656    298,595     81.50        8.30      80.12
90006                          3     1,457,087       0.23        6.900        670    485,696     69.46       32.00      68.00
93536                          4     1,426,388       0.22        6.728        654    356,597     81.96       50.60     100.00
90650                          4     1,405,996       0.22        6.906        674    351,499     74.31       34.71     100.00
Other                      3,662   629,888,791      97.42        7.867        635    172,007     77.83       51.54      93.16
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
Remaining                                        Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Maturity                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 180                      132    $7,224,022       1.12%       9.524%       648    $54,727     85.42%      58.84%     93.47%
181 - 240                     10       989,986       0.15        7.552        626     98,999     63.46       83.36     100.00
241 - 360                  3,488   620,639,477      95.98        7.822        635    177,936     77.66       51.40      93.02
421 - 480                    100    17,747,587       2.74        8.074        641    177,476     80.11       40.63      93.81
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Amortization Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 YR ARM                      15    $3,692,542       0.57%       7.683%       634   $246,169     77.81%      14.50%     88.44%
10 YR FIXED                    2       134,518       0.02        7.460        682     67,259     69.30      100.00     100.00
15 YR FIXED                   37     3,414,112       0.53        7.950        632     92,273     71.62       80.10      89.35
2 YR ARM                   1,548   229,633,249      35.51        8.193        618    148,342     79.16       49.88      91.50
2 YR ARM 40 YR TERM           82    14,862,057       2.30        8.130        639    181,245     81.27       38.48      93.06
2 YR ARM 40/30 DUAL AMO      152    40,000,344       6.19        7.589        605    263,160     73.49       41.36      96.05
2 YR ARM BALLOON 40/30       119    28,155,668       4.35        7.752        640    236,602     80.46       40.60      88.34
2 YR ARM IO                  562   131,605,719      20.35        7.485        665    234,174     79.05       44.39      94.04
20 YR FIXED                   10       989,986       0.15        7.552        626     98,999     63.46       83.36     100.00
3 YR ARM                     154    25,371,458       3.92        7.990        619    164,750     77.49       48.59      90.63
3 YR ARM BALLOON 40/30        35     8,810,880       1.36        7.210        626    251,739     80.49       75.85      87.25
3 YR ARM BALLOON 45/30       114    32,510,134       5.03        7.199        673    285,177     76.09       80.95      99.33
3 YR ARM IO                   55    10,826,979       1.67        7.188        659    196,854     76.14       61.20      93.31
30 YR FIXED                  568    74,685,628      11.55        7.995        630    131,489     74.87       61.53      94.33
30 YR FIXED IO                37     5,894,510       0.91        8.162        669    159,311     76.46       51.01      93.51
40 YR FIXED                   16     2,413,004       0.37        7.881        656    150,813     75.40       50.87      97.18
5 YR ARM                      24     3,914,980       0.61        7.427        657    163,124     74.30       47.43      84.72
5 YR ARM 40 YR TERM            2       472,526       0.07        7.284        638    236,263     67.65       56.01     100.00
5 YR ARM BALLOON 45/30         5     1,747,946       0.27        6.796        660    349,589     74.72      100.00     100.00
5 YR ARM IO                   19     4,192,229       0.65        7.297        673    220,644     81.20       52.18      97.61
6 MO ARM                      10     2,968,104       0.46        7.487        652    296,810     75.41        0.00      91.11
7 YR ARM BALLOON 45/30         1       466,296       0.07        7.500        714    466,296     57.59      100.00       0.00
FIXED BALLOON 30/15           93     3,675,392       0.57       11.062        662     39,520     98.83       37.60      97.07
FIXED BALLOON 40/30           54    12,397,601       1.92        7.051        650    229,585     65.54       54.65      98.59
FIXED BALLOON 45/30           16     3,765,212       0.58        7.923        620    235,326     76.44       95.60     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                      Distribution by Initial Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Initial                Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.51 - 1.00%                  25    $6,025,868       0.93%       7.131%       669   $241,035     77.13%      33.17%     93.76%
1.01 - 1.50%                 292    68,129,052      10.54        7.389        639    233,319     77.47       52.95      91.22
1.51 - 2.00%                 788   140,669,386      21.76        7.980        646    178,514     80.46       45.88      90.12
2.51 - 3.00%               1,791   324,281,130      50.15        7.852        630    181,061     77.79       50.28      94.09
4.51 - 5.00%                   1       125,674       0.02        8.375        782    125,674     90.00        0.00       0.00
N/A                          833   107,369,963      16.61        7.989        636    128,896     74.55       61.14      95.04
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                          Distribution by Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1.00%                      2,244  $379,734,572      58.73%       7.953%       640   $169,222     79.95%      49.81%     92.14%
1.50%                        301    70,300,765      10.87        7.399        638    233,557     77.23       51.73      90.88
2.00%                        352    89,195,772      13.79        7.582        615    253,397     73.00       45.00      96.30
N/A                          833   107,369,963      16.61        7.989        636    128,896     74.55       61.14      95.04
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Rate Reset               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 12                        25    $6,660,646       1.03%       7.596%       642   $266,426     76.74%       8.04%     89.63%
13 - 24                    2,463   444,257,036      68.71        7.899        633    180,372     78.77       46.51      92.51
25 - 36                      358    77,519,451      11.99        7.458        648    216,535     77.06       67.02      94.27
49 & Above                    51    10,793,977       1.67        7.271        665    211,647     76.03       60.43      89.21
N/A                          833   107,369,963      16.61        7.989        636    128,896     74.55       61.14      95.04
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                       Distribution by Life Maximum Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Life Maximum Rate        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.01% & Below                833  $107,369,963      16.61%       7.989%       636   $128,896     74.55%      61.14%     95.04%
0.00 - 11.99%                 11     1,955,064       0.30        6.674        677    177,733     74.47       84.76      91.52
12.00 - 12.49%                57    13,928,992       2.15        6.610        663    244,368     78.80       66.94      99.46
12.50 - 12.99%               264    61,017,568       9.44        6.710        668    231,127     76.85       71.30      98.20
13.00 - 13.49%               316    67,138,649      10.38        6.995        655    212,464     76.85       65.35      97.43
13.50 - 13.99%               540   108,308,964      16.75        7.345        644    200,572     76.62       50.51      93.97
14.00 - 14.49%               395    72,439,814      11.20        7.809        637    183,392     78.04       42.00      89.19
14.50 - 14.99%               458    80,893,617      12.51        8.166        629    176,624     79.00       37.95      91.62
15.00 - 15.49%               304    50,016,455       7.74        8.643        620    164,528     81.96       37.49      85.14
15.50 - 15.99%               272    41,612,447       6.44        8.948        606    152,987     81.85       39.32      85.90
16.00% & Above               280    41,919,539       6.48        9.677        585    149,713     80.15       38.97      95.09
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                             Distribution by Margin

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Margin                   Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.01% & Below                833  $107,369,963      16.61%       7.989%       636   $128,896     74.55%      61.14%     95.04%
0.00 - 4.99%                  97    19,647,286       3.04        6.847        667    202,549     75.21       49.21      98.88
5.00 - 5.49%                 254    61,491,229       9.51        7.362        657    242,091     78.96       42.34      96.06
5.50 - 5.99%                 592   131,585,528      20.35        7.341        629    222,273     74.48       57.11      96.04
6.00 - 6.49%                 493    99,539,154      15.39        7.383        649    201,905     78.30       54.79      95.55
6.50 - 6.99%                 523    87,567,240      13.54        7.997        626    167,433     79.24       49.04      93.15
7.00 - 7.49%                 442    65,401,557      10.11        8.409        626    147,967     80.42       46.51      89.15
7.50 - 7.99%                 242    34,970,436       5.41        8.862        623    144,506     82.16       41.56      85.76
8.00 - 8.49%                 190    29,423,792       4.55        9.300        624    154,862     84.14       32.53      76.92
8.50 - 8.99%                  42     6,528,709       1.01        9.815        619    155,445     86.50       21.82      70.24
9.00 - 9.49%                  20     2,798,662       0.43        9.804        610    139,933     85.65       45.99      83.52
9.50% & Above                  2       277,516       0.04       10.716        642    138,758     75.30       28.80     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                       Distribution by Interest Only Term

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Interest Only          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Term                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0                          3,057  $494,081,637      76.41%       7.959%       627   $161,623     77.49%      52.84%     92.75%
24                           133    32,318,888       5.00        7.282        673    242,999     78.88       51.73      93.23
36                             9     1,749,558       0.27        7.285        668    194,395     78.80       54.05      88.28
60                           508   113,133,153      17.50        7.548        663    222,703     78.68       44.86      94.51
84                             1       279,185       0.04        7.250        670    279,185     80.00        0.00     100.00
120                           22     5,038,652       0.78        7.458        651    229,030     80.85       36.07      91.16
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Mortgage Loans - Adjustable Rate



Scheduled Principal Balance:                                        $539,231,109
Number of Mortgage Loans:                                                  2,897
Average Scheduled Principal Balance:                                    $186,134
Weighted Average Gross Coupon:                                            7.819%
Weighted Average Net Coupon:  (1)                                         7.315%
Weighted Average Current FICO Score:                                         636
Weighted Average Original LTV Ratio:                                      78.44%
Weighted Average Combined Original LTV Ratio:                             78.44%
Weighted Average Stated Remaining Term (months):                             360
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll:  (2)                                         23
Weighted Average Gross Margin:  (2)                                        6.40%
Weighted Average Initial Rate Cap:  (2)                                    2.53%
Weighted Average Periodic Rate Cap:  (2)                                   1.23%
Weighted Average Gross Maximum Lifetime Rate:  (2)                        14.26%
Weighted Average Back-Debt to Income Ratio:                               42.46%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

      (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

      (2) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Current Principal      Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Balance                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
$50,000 & Below               13      $599,594       0.11%       8.976%       607    $46,123     61.91%      44.48%     91.67%
$50,001 - $75,000            158    10,258,594       1.90        8.540        623     64,928     78.17       73.06      90.91
$75,001 - $100,000           376    33,351,537       6.19        8.334        627     88,701     79.27       61.93      89.19
$100,001 - $125,000          430    48,446,546       8.98        8.173        626    112,666     79.76       63.88      90.89
$125,001 - $150,000          361    49,817,943       9.24        8.127        624    138,000     80.48       56.19      90.03
$150,001 - $200,000          563    98,401,994      18.25        8.060        625    174,782     78.26       45.51      91.81
$200,001 - $250,000          350    78,472,191      14.55        7.820        631    224,206     78.06       47.12      90.32
$250,001 - $300,000          280    76,341,152      14.16        7.700        629    272,647     77.91       45.76      94.35
$300,001 - $350,000          153    49,341,478       9.15        7.506        645    322,493     78.18       33.78      96.13
$350,001 - $400,000           85    31,597,123       5.86        7.203        650    371,731     77.25       46.54      95.40
$400,001 & Above             128    62,602,957      11.61        7.219        675    489,086     77.79       48.29      96.40
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Current Rate             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
5.00 - 5.49%                   2      $395,619       0.07%       5.429%       651   $197,809     59.41%     100.00%    100.00%
5.50 - 5.99%                  35     9,177,167       1.70        5.830        679    262,205     72.83       66.15      97.78
6.00 - 6.49%                 110    28,891,820       5.36        6.298        664    262,653     74.47       73.00      99.41
6.50 - 6.99%                 393    93,753,396      17.39        6.782        658    238,558     75.19       64.73      97.98
7.00 - 7.49%                 398    84,979,655      15.76        7.266        648    213,517     77.49       54.33      96.06
7.50 - 7.99%                 598   112,847,118      20.93        7.738        637    188,708     78.00       44.56      93.34
8.00 - 8.49%                 434    69,735,226      12.93        8.244        625    160,680     80.03       40.59      88.34
8.50 - 8.99%                 441    67,116,753      12.45        8.731        616    152,192     81.52       37.30      88.67
9.00% & Above                486    72,334,355      13.41        9.557        602    148,836     82.50       38.17      85.21
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Credit Score             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
740 & Above                  152   $34,735,500       6.44%       7.510%       760   $228,523     82.44%      30.05%     81.52%
720 - 739                     95    22,805,488       4.23        7.268        729    240,058     81.68       38.49      89.09
700 - 719                    130    30,200,634       5.60        7.291        709    232,313     79.62       42.69      85.59
680 - 699                    181    38,034,447       7.05        7.447        689    210,135     80.39       36.45      90.60
660 - 679                    229    46,169,095       8.56        7.571        670    201,612     79.63       39.24      90.84
640 - 659                    371    70,771,598      13.12        7.631        649    190,759     79.45       40.48      91.57
620 - 639                    449    78,973,822      14.65        7.861        629    175,888     80.05       41.11      93.62
600 - 619                    392    64,930,742      12.04        7.848        610    165,640     77.80       59.38      94.28
580 - 599                    392    62,577,936      11.61        8.076        589    159,638     78.28       68.35      97.73
560 - 579                    214    33,114,718       6.14        8.519        569    154,742     77.33       68.37      98.06
540 - 559                    138    25,287,847       4.69        8.257        550    183,245     72.27       58.62      98.61
520 - 539                     85    15,540,994       2.88        8.466        529    182,835     67.65       58.94      96.24
500 - 519                     68    15,928,397       2.95        8.596        510    234,241     68.45       77.42      95.16
1 - 499                        1       159,892       0.03        9.815        492    159,892     59.26      100.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Lien                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1                          2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Combined               Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               204   $38,088,604       7.06%       7.557%       593   $186,709     50.58%      44.72%     92.17%
60.01 - 70.00%               219    45,876,148       8.51        7.653        586    209,480     66.40       50.24      94.99
70.01 - 80.00%             1,810   337,247,637      62.54        7.630        648    186,325     79.08       49.23      96.82
80.01 - 85.00%               149    28,020,778       5.20        8.441        602    188,059     84.47       46.42      82.65
85.01 - 90.00%               319    57,016,014      10.57        8.529        628    178,734     89.63       43.87      82.60
90.01 - 95.00%               117    21,778,381       4.04        8.525        654    186,140     94.56       58.11      78.63
95.01 - 100.00%               79    11,203,547       2.08        8.556        692    141,817     99.98       79.12      63.29
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               204   $38,088,604       7.06%       7.557%       593   $186,709     50.58%      44.72%     92.17%
60.01 - 70.00%               219    45,876,148       8.51        7.653        586    209,480     66.40       50.24      94.99
70.01 - 80.00%             1,810   337,247,637      62.54        7.630        648    186,325     79.08       49.23      96.82
80.01 - 85.00%               149    28,020,778       5.20        8.441        602    188,059     84.47       46.42      82.65
85.01 - 90.00%               319    57,016,014      10.57        8.529        628    178,734     89.63       43.87      82.60
90.01 - 95.00%               117    21,778,381       4.04        8.525        654    186,140     94.56       58.11      78.63
95.01 - 100.00%               79    11,203,547       2.08        8.556        692    141,817     99.98       79.12      63.29
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Doc Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Doc Type                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Full Doc                   1,537  $265,650,394      49.26%       7.615%       621   $172,837     78.55%     100.00%     93.24%
Limited                       55    11,866,860       2.20        7.827        645    215,761     82.04        0.00      86.07
Stated                     1,263   253,623,274      47.03        8.007        649    200,810     78.19        0.00      92.42
No Doc                        42     8,090,580       1.50        8.616        686    192,633     77.62        0.00      90.94
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Purpose                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Purchase                   1,733  $308,311,268      57.18%       7.792%       655   $177,906     81.01%      47.54%     91.95%
Cashout Refinance          1,034   208,600,302      38.68        7.863        608    201,741     74.66       51.12      93.45
Rate/term Refinance          130    22,319,539       4.14        7.792        621    171,689     78.38       55.72      95.21
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Occupancy                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Owner Occupied             2,654  $499,674,470      92.66%       7.773%       633   $188,272     78.06%      49.57%    100.00%
Investor                     151    25,162,608       4.67        8.432        673    166,640     82.29       48.31       0.00
Second Home                   92    14,394,032       2.67        8.357        662    156,457     84.89       40.23       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Property Type            Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Single Family              2,020  $360,071,137      66.77%       7.811%       631   $178,253     78.03%      52.61%     94.04%
PUD                          554   108,000,858      20.03        7.872        634    194,947     79.46       46.89      93.57
Condo                        183    35,866,765       6.65        7.716        660    195,993     79.73       47.92      84.27
2 Family                      78    20,059,478       3.72        7.767        656    257,173     76.73       22.84      82.90
3-4 Family                    51    12,861,204       2.39        7.852        686    252,180     79.12       22.45      87.44
Townhouse                      9     1,855,353       0.34        8.813        637    206,150     85.87       21.92      86.91
Condo Hi-rise                  2       516,314       0.10        7.299        663    258,157     87.16      100.00      54.05
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
State                    Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
CA                           527  $158,638,142      29.42%       7.184%       645   $301,021     74.24%      51.39%     96.57%
FL                           372    69,654,960      12.92        8.116        627    187,245     80.34       34.82      86.86
TX                           318    37,700,249       6.99        8.327        626    118,554     81.25       45.27      96.23
AZ                           131    27,751,595       5.15        7.696        628    211,844     79.45       46.66      94.77
GA                           171    23,761,202       4.41        8.098        635    138,954     82.26       58.09      78.95
TN                           136    17,297,588       3.21        8.256        635    127,188     81.39       62.61      90.26
IL                            84    16,377,788       3.04        8.144        650    194,974     77.74       29.01      94.88
NV                            71    15,495,147       2.87        7.624        646    218,242     76.92       36.39      95.26
WA                            76    14,778,675       2.74        7.251        653    194,456     77.81       82.86      96.08
VA                            68    14,752,726       2.74        8.031        637    216,952     79.08       46.70      89.07
Other                        943   143,023,037      26.52        8.191        629    151,668     80.50       52.93      91.86
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Zip                      Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
85242                          7    $1,868,412       0.35%       7.578%       643   $266,916     81.03%      28.33%    100.00%
92553                          6     1,719,834       0.32        6.610        669    286,639     82.86       56.70      57.34
90044                          5     1,560,732       0.29        7.233        632    312,146     74.33       38.61      80.60
92392                          6     1,505,639       0.28        6.789        734    250,940     76.67       11.91     100.00
90003                          5     1,492,977       0.28        7.530        656    298,595     81.50        8.30      80.12
91331                          5     1,491,161       0.28        6.929        578    298,232     67.49       64.96     100.00
90006                          3     1,457,087       0.27        6.900        670    485,696     69.46       32.00      68.00
93536                          4     1,426,388       0.26        6.728        654    356,597     81.96       50.60     100.00
90650                          4     1,405,996       0.26        6.906        674    351,499     74.31       34.71     100.00
90011                          4     1,384,331       0.26        7.789        602    346,083     78.44        0.00     100.00
Other                      2,848   523,918,551      97.16        7.840        635    183,960     78.49       49.74      92.79
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
Remaining                                        Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Maturity                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
241 - 360                  2,813  $523,896,525      97.16%       7.811%       636   $186,241     78.37%      49.56%     92.65%
421 - 480                     84    15,334,584       2.84        8.104        639    182,555     80.85       39.02      93.28
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Amortization Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 YR ARM                      15    $3,692,542       0.68%       7.683%       634   $246,169     77.81%      14.50%     88.44%
2 YR ARM                   1,548   229,633,249      42.59        8.193        618    148,342     79.16       49.88      91.50
2 YR ARM 40 YR TERM           82    14,862,057       2.76        8.130        639    181,245     81.27       38.48      93.06
2 YR ARM 40/30 DUAL AMO      152    40,000,344       7.42        7.589        605    263,160     73.49       41.36      96.05
2 YR ARM BALLOON 40/30       119    28,155,668       5.22        7.752        640    236,602     80.46       40.60      88.34
2 YR ARM IO                  562   131,605,719      24.41        7.485        665    234,174     79.05       44.39      94.04
3 YR ARM                     154    25,371,458       4.71        7.990        619    164,750     77.49       48.59      90.63
3 YR ARM BALLOON 40/30        35     8,810,880       1.63        7.210        626    251,739     80.49       75.85      87.25
3 YR ARM BALLOON 45/30       114    32,510,134       6.03        7.199        673    285,177     76.09       80.95      99.33
3 YR ARM IO                   55    10,826,979       2.01        7.188        659    196,854     76.14       61.20      93.31
5 YR ARM                      24     3,914,980       0.73        7.427        657    163,124     74.30       47.43      84.72
5 YR ARM 40 YR TERM            2       472,526       0.09        7.284        638    236,263     67.65       56.01     100.00
5 YR ARM BALLOON 45/30         5     1,747,946       0.32        6.796        660    349,589     74.72      100.00     100.00
5 YR ARM IO                   19     4,192,229       0.78        7.297        673    220,644     81.20       52.18      97.61
6 MO ARM                      10     2,968,104       0.55        7.487        652    296,810     75.41        0.00      91.11
7 YR ARM BALLOON 45/30         1       466,296       0.09        7.500        714    466,296     57.59      100.00       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                      Distribution by Initial Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Initial                Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.51 - 1.00%                  25    $6,025,868       1.12%       7.131%       669   $241,035     77.13%      33.17%     93.76%
1.01 - 1.50%                 292    68,129,052      12.63        7.389        639    233,319     77.47       52.95      91.22
1.51 - 2.00%                 788   140,669,386      26.09        7.980        646    178,514     80.46       45.88      90.12
2.51 - 3.00%               1,791   324,281,130      60.14        7.852        630    181,061     77.79       50.28      94.09
4.51 - 5.00%                   1       125,674       0.02        8.375        782    125,674     90.00        0.00       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                          Distribution by Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1.00%                      2,244  $379,734,572      70.42%       7.953%       640   $169,222     79.95%      49.81%     92.14%
1.50%                        301    70,300,765      13.04        7.399        638    233,557     77.23       51.73      90.88
2.00%                        352    89,195,772      16.54        7.582        615    253,397     73.00       45.00      96.30
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                      Distribution by Months to Rate Reset

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Rate Reset               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 12                        25    $6,660,646       1.24%       7.596%       642   $266,426     76.74%       8.04%     89.63%
13 - 24                    2,463   444,257,036      82.39        7.899        633    180,372     78.77       46.51      92.51
25 - 36                      358    77,519,451      14.38        7.458        648    216,535     77.06       67.02      94.27
49 & Above                    51    10,793,977       2.00        7.271        665    211,647     76.03       60.43      89.21
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Life Maximum Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Life Maximum Rate        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
11.99% & Below                11    $1,955,064       0.36%       6.674%       677   $177,733     74.47%      84.76%     91.52%
12.00 - 12.49%                57    13,928,992       2.58        6.610        663    244,368     78.80       66.94      99.46
12.50 - 12.99%               264    61,017,568      11.32        6.710        668    231,127     76.85       71.30      98.20
13.00 - 13.49%               316    67,138,649      12.45        6.995        655    212,464     76.85       65.35      97.43
13.50 - 13.99%               540   108,308,964      20.09        7.345        644    200,572     76.62       50.51      93.97
14.00 - 14.49%               395    72,439,814      13.43        7.809        637    183,392     78.04       42.00      89.19
14.50 - 14.99%               458    80,893,617      15.00        8.166        629    176,624     79.00       37.95      91.62
15.00 - 15.49%               304    50,016,455       9.28        8.643        620    164,528     81.96       37.49      85.14
15.50 - 15.99%               272    41,612,447       7.72        8.948        606    152,987     81.85       39.32      85.90
16.00% & Above               280    41,919,539       7.77        9.677        585    149,713     80.15       38.97      95.09
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                             Distribution by Margin

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Margin                   Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
4.99% & Below                 97   $19,647,286       3.64%       6.847%       667   $202,549     75.21%      49.21%     98.88%
5.00 - 5.49%                 254    61,491,229      11.40        7.362        657    242,091     78.96       42.34      96.06
5.50 - 5.99%                 592   131,585,528      24.40        7.341        629    222,273     74.48       57.11      96.04
6.00 - 6.49%                 493    99,539,154      18.46        7.383        649    201,905     78.30       54.79      95.55
6.50 - 6.99%                 523    87,567,240      16.24        7.997        626    167,433     79.24       49.04      93.15
7.00 - 7.49%                 442    65,401,557      12.13        8.409        626    147,967     80.42       46.51      89.15
7.50 - 7.99%                 242    34,970,436       6.49        8.862        623    144,506     82.16       41.56      85.76
8.00 - 8.49%                 190    29,423,792       5.46        9.300        624    154,862     84.14       32.53      76.92
8.50 - 8.99%                  42     6,528,709       1.21        9.815        619    155,445     86.50       21.82      70.24
9.00 - 9.49%                  20     2,798,662       0.52        9.804        610    139,933     85.65       45.99      83.52
9.50% & Above                  2       277,516       0.05       10.716        642    138,758     75.30       28.80     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                       Distribution by Interest Only Term

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Interest Only          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Term                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0                          2,261  $392,606,183      72.81%       7.954%       625   $173,643     78.27%      50.54%     92.13%
24                           133    32,318,888       5.99        7.282        673    242,999     78.88       51.73      93.23
36                             9     1,749,558       0.32        7.285        668    194,395     78.80       54.05      88.28
60                           471   107,238,643      19.89        7.514        663    227,683     78.81       44.52      94.57
84                             1       279,185       0.05        7.250        670    279,185     80.00        0.00     100.00
120                           22     5,038,652       0.93        7.458        651    229,030     80.85       36.07      91.16
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Mortgage Loans - Fixed Rate



Scheduled Principal Balance:                                        $107,369,963
Number of Mortgage Loans:                                                    833
Average Scheduled Principal Balance:                                    $128,896
Weighted Average Gross Coupon:                                            7.989%
Weighted Average Net Coupon:  (1)                                         7.485%
Weighted Average Current FICO Score:                                         636
Weighted Average Original LTV Ratio:                                      68.56%
Weighted Average Combined Original LTV Ratio:                             74.55%
Weighted Average Stated Remaining Term (months):                             346
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll:                                             N/A
Weighted Average Gross Margin:                                               N/A
Weighted Average Initial Rate Cap:                                           N/A
Weighted Average Periodic Rate Cap:                                          N/A
Weighted Average Gross Maximum Lifetime Rate:                                N/A
Weighted Average Back-Debt to Income Ratio:                               40.85%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Current Principal      Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Balance                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
$50,000 & Below              198    $7,173,463       6.68%      11.143%       661    $36,230     96.38%      43.25%     88.28%
$50,001 - $75,000             86     5,235,524       4.88        8.936        659     60,878     78.00       60.60      86.93
$75,001 - $100,000           107     9,491,912       8.84        8.157        627     88,709     70.54       71.26      94.38
$100,001 - $125,000          106    11,827,152      11.02        8.088        625    111,577     76.07       71.60      95.21
$125,001 - $150,000           69     9,546,026       8.89        8.014        629    138,348     75.22       68.41      97.25
$150,001 - $200,000          126    21,544,058      20.07        7.703        630    170,985     73.13       65.11      97.75
$200,001 - $250,000           55    12,211,409      11.37        7.421        622    222,026     71.66       61.86      98.08
$250,001 - $300,000           39    10,576,288       9.85        7.489        624    271,187     70.99       61.24      89.85
$300,001 - $350,000           15     4,792,936       4.46        7.371        655    319,529     74.21       80.13     100.00
$350,001 - $400,000           10     3,790,679       3.53        7.343        681    379,068     77.34       59.89     100.00
$400,001 & Above              22    11,180,516      10.41        7.378        649    508,205     68.60       30.72      94.20
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Current Rate             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
5.50 - 5.99%                   3      $868,875       0.81%       5.990%       594   $289,625     39.45%      90.35%    100.00%
6.00 - 6.49%                  36     8,773,934       8.17        6.306        661    243,720     61.67       68.83      97.12
6.50 - 6.99%                  94    17,587,583      16.38        6.786        639    187,102     68.65       78.18      98.67
7.00 - 7.49%                  86    14,326,302      13.34        7.260        644    166,585     73.33       68.16      99.09
7.50 - 7.99%                 155    24,979,313      23.26        7.737        637    161,157     74.75       59.99      95.76
8.00 - 8.49%                  78    10,243,587       9.54        8.259        615    131,328     74.55       65.34      94.09
8.50 - 8.99%                  88    12,298,890      11.45        8.682        623    139,760     75.34       44.95      88.19
9.00% & Above                293    18,291,479      17.04       10.344        635     62,428     88.22       44.26      91.28
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Credit Score             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
740 & Above                   58    $7,453,257       6.94%       7.891%       760   $128,504     79.36%      42.22%     86.58%
720 - 739                     34     4,269,308       3.98        7.772        728    125,568     81.54       33.31      94.54
700 - 719                     46     4,958,372       4.62        8.137        707    107,791     79.71       36.16      78.87
680 - 699                     57     6,352,499       5.92        7.960        689    111,447     77.76       48.06      93.11
660 - 679                     81    10,321,792       9.61        7.817        669    127,430     79.31       64.03      97.59
640 - 659                    115    13,065,492      12.17        7.987        649    113,613     78.34       53.58      97.24
620 - 639                    117    14,096,166      13.13        8.009        629    120,480     73.98       58.72      95.18
600 - 619                    125    17,885,174      16.66        8.093        610    143,081     74.05       59.11      94.77
580 - 599                     93    12,497,568      11.64        7.829        589    134,382     69.10       83.36     100.00
560 - 579                     45     7,198,553       6.70        8.070        570    159,968     66.96       77.81     100.00
540 - 559                     34     4,929,567       4.59        8.293        551    144,987     70.37       83.83      92.17
520 - 539                     15     2,617,487       2.44        8.160        529    174,499     66.00       76.81     100.00
500 - 519                     12     1,676,031       1.56        8.023        510    139,669     58.27       92.85     100.00
N/A                            1        48,697       0.05       10.990          0     48,697     65.00      100.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Lien                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1                            623   $99,323,177      92.51%       7.720%       633   $159,427     72.51%      63.01%     95.55%
2                            210     8,046,787       7.49       11.305        671     38,318     99.76       38.00      88.68
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Combined               Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               114   $17,488,087      16.29%       7.343%       618   $153,404     47.83%      60.90%     91.91%
60.01 - 70.00%                99    18,504,708      17.23        7.459        610    186,916     65.52       61.31      97.11
70.01 - 80.00%               290    45,870,082      42.72        7.765        644    158,173     78.47       61.20      98.34
80.01 - 85.00%                37     5,796,990       5.40        8.209        612    156,675     84.22       65.85      93.26
85.01 - 90.00%                60     8,237,666       7.67        8.237        650    137,294     89.02       74.21      90.24
90.01 - 95.00%                19     2,050,447       1.91        8.535        658    107,918     93.88       88.45      90.04
95.01 - 100.00%              214     9,421,984       8.78       10.845        677     44,028     99.97       40.66      87.08
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               324   $25,534,873      23.78%       8.592%       634    $78,811     64.19%      53.68%     90.90%
60.01 - 70.00%                99    18,504,708      17.23        7.459        610    186,916     65.52       61.31      97.11
70.01 - 80.00%               290    45,870,082      42.72        7.765        644    158,173     78.47       61.20      98.34
80.01 - 85.00%                37     5,796,990       5.40        8.209        612    156,675     84.22       65.85      93.26
85.01 - 90.00%                56     8,132,177       7.57        8.206        649    145,217     89.00       74.78      90.11
90.01 - 95.00%                14     1,904,060       1.77        8.345        655    136,004     93.85       92.53      90.52
95.01 - 100.00%               13     1,627,073       1.52        8.567        707    125,159     99.82       52.61      79.68
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Doc Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Doc Type                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Full Doc                     502   $65,641,844      61.14%       7.728%       623   $130,761     73.96%     100.00%     96.07%
Limited                       19     3,570,550       3.33        7.819        612    187,924     77.17        0.00      92.64
Stated                       289    36,201,223      33.72        8.387        657    125,264     74.96        0.00      93.13
No Doc                        23     1,956,347       1.82        9.665        697     85,059     81.70        0.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Purpose                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Cashout Refinance            393   $61,320,154      57.11%       7.666%       620   $156,031     69.53%      65.55%     95.04%
Purchase                     384    37,611,936      35.03        8.536        662     97,948     83.17       54.41      93.92
Rate/term Refinance           56     8,437,874       7.86        7.896        630    150,676     72.59       59.09     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Occupancy                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Owner Occupied               774  $102,041,008      95.04%       7.950%       634   $131,836     74.42%      61.80%    100.00%
Investor                      27     2,862,791       2.67        8.546        663    106,029     72.78       50.39       0.00
Second Home                   32     2,466,164       2.30        8.926        682     77,068     82.12       46.06       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Property Type            Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Single Family                614   $79,676,187      74.21%       7.949%       633   $129,766     73.52%      63.87%     94.76%
PUD                          148    18,062,030      16.82        8.150        636    122,041     79.51       60.69      96.04
Condo                         42     4,005,272       3.73        8.157        640     95,364     74.90       57.12      92.75
2 Family                      19     3,331,055       3.10        7.571        692    175,319     70.49       24.20      95.62
3-4 Family                     9     2,095,886       1.95        8.361        665    232,876     77.22       33.22     100.00
Condo Hi-rise                  1       199,534       0.19        8.750        529    199,534     68.14        0.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
State                    Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
FL                           154   $19,934,236      18.57%       7.912%       632   $129,443     74.55%      55.82%     96.20%
CA                            82    17,692,751      16.48        7.073        636    215,765     62.94       64.33      96.75
TX                           103     9,370,202       8.73        8.266        636     90,973     82.05       59.57      91.72
GA                            65     5,718,117       5.33        8.820        653     87,971     82.20       65.15      90.25
AZ                            29     3,753,256       3.50        7.995        615    129,423     74.89       70.58      93.14
VA                            22     3,414,398       3.18        7.838        635    155,200     76.14       68.38      95.50
TN                            32     3,302,364       3.08        8.398        642    103,199     80.65       56.41      90.77
NY                            13     3,272,969       3.05        7.502        639    251,767     63.07       36.80      72.46
IL                            25     3,210,272       2.99        8.101        643    128,411     75.87       71.20     100.00
AL                            31     2,940,665       2.74        8.257        628     94,860     80.81       85.13     100.00
Other                        277    34,760,734      32.37        8.276        637    125,490     76.83       60.37      96.99
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                             Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Zip                      Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
78045                         12    $1,152,529       1.07%       7.509%       621    $96,044     81.72%      62.87%    100.00%
05363                          1       648,810       0.60        8.500        630    648,810     40.63        0.00     100.00
90056                          1       648,541       0.60        6.450        755    648,541     78.31        0.00     100.00
11023                          1       648,408       0.60        8.500        605    648,408     52.42        0.00       0.00
29072                          1       644,000       0.60        8.775        682    644,000     70.00        0.00     100.00
93021                          1       624,140       0.58        6.350        602    624,140     62.56        0.00     100.00
90008                          1       622,500       0.58        6.750        563    622,500     67.52      100.00     100.00
90064                          1       606,304       0.56        5.990        586    606,304     30.50      100.00     100.00
11434                          2       584,643       0.54        6.657        678    292,322     72.47       30.57     100.00
96732                          1       564,415       0.53        7.570        603    564,415     85.00        0.00     100.00
Other                        811   100,625,673      93.72        8.032        636    124,076     75.17       63.11      95.35
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
Remaining                                        Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months to              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Maturity                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 180                      132    $7,224,022       6.73%       9.524%       648    $54,727     85.42%      58.84%     93.47%
181 - 240                     10       989,986       0.92        7.552        626     98,999     63.46       83.36     100.00
241 - 360                    675    96,742,951      90.10        7.881        634    143,323     73.83       61.34      95.05
421 - 480                     16     2,413,004       2.25        7.881        656    150,813     75.40       50.87      97.18
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Amortization Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
10 YR FIXED                    2      $134,518       0.13%       7.460%       682    $67,259     69.30%     100.00%    100.00%
15 YR FIXED                   37     3,414,112       3.18        7.950        632     92,273     71.62       80.10      89.35
20 YR FIXED                   10       989,986       0.92        7.552        626     98,999     63.46       83.36     100.00
30 YR FIXED                  568    74,685,628      69.56        7.995        630    131,489     74.87       61.53      94.33
30 YR FIXED IO                37     5,894,510       5.49        8.162        669    159,311     76.46       51.01      93.51
40 YR FIXED                   16     2,413,004       2.25        7.881        656    150,813     75.40       50.87      97.18
FIXED BALLOON 30/15           93     3,675,392       3.42       11.062        662     39,520     98.83       37.60      97.07
FIXED BALLOON 40/30           54    12,397,601      11.55        7.051        650    229,585     65.54       54.65      98.59
FIXED BALLOON 45/30           16     3,765,212       3.51        7.923        620    235,326     76.44       95.60     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                       Distribution by Interest Only Term

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Interest Only          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Term                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0                            796  $101,475,453      94.51%       7.979%       634   $127,482     74.44%      61.72%     95.13%
60                            37     5,894,510       5.49        8.162        669    159,311     76.46       51.01      93.51
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs


State

         Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                 Pct.       Pct.
           of      Principal     Pool By     Gross      Current    Principal    Comb      Full      Owner
State    Loans      Balance      Balance     Coupon       FICO      Balance      LTV       Doc     Occupied
------   ------   ------------   -------    --------    --------   ---------   -------    -----    ---------
AL           97    $10,624,751      1.64%       8.23%        623    $109,534     81.07%   70.51%      95.40%
AR           17      2,203,530      0.34       8.674         629     129,619     87.07    53.43       96.44
AZ          160     31,504,850      4.87       7.732         626     196,905      78.9    49.51       94.58
CA          609    176,330,893     27.27       7.173         645     289,542      73.1    52.69       96.59
CO           59      9,847,660      1.52       8.006         629     166,909     81.44    55.46       97.02
CT           38      7,406,643      1.15       8.061         622     194,912     80.96    55.22       85.84
DC            7      1,644,206      0.25       8.063         656     234,887     77.59    10.08       55.08
DE            6        594,063      0.09       7.565         647      99,010      72.8     59.9         100
FL          526     89,589,196     13.86        8.07         628     170,322     79.05    39.49       88.94
GA          236     29,479,320      4.56       8.238         639     124,912     82.25    59.46       81.14
HI           11      3,375,969      0.52       6.931         643     306,906     69.45    26.66       89.42
IA            5        490,448      0.08       9.086         609      98,090     77.33    17.93         100
ID           15      2,036,775      0.31       7.844         654     135,785     76.89     46.5         100
IL          109     19,588,060      3.03       8.137         649     179,707     77.43    35.93       95.72
IN           58      6,068,395      0.94       8.421         611     104,627     79.46    64.56       99.09
KS           12      1,576,123      0.24       8.807         647     131,344     82.81    72.36       91.79
KY           28      2,896,000      0.45       8.404         626     103,429      83.8    62.27       93.69
LA           37      4,067,888      0.63       8.442         622     109,943     85.21     70.2         100
MA           17      3,870,494       0.6       7.555         647     227,676     75.61    54.46       94.08
MD           38      7,887,665      1.22       7.859         612     207,570     71.08    67.53         100
ME            3        447,809      0.07       8.924         605     149,270     77.94    87.61       87.61
MI          113     14,375,342      2.22       8.689         615     127,215     82.83    50.48       97.87
MN           86     14,517,372      2.25       8.195         633     168,807     80.73     42.5       94.92
MO          104     11,245,291      1.74       8.361         619     108,128     82.28    72.24       93.75
MS           32      3,725,450      0.58       8.263         631     116,420     84.11     68.5       93.42
MT            3        505,591      0.08       8.153         647     168,530     82.17        0         100
NC           71      8,673,724      1.34       8.479         637     122,165     82.05    57.74        83.2
ND            5        671,683       0.1       8.639         637     134,337     83.73    49.42       40.63
NE            5        555,177      0.09       8.066         632     111,035     82.14    39.74         100
NH           23      4,226,722      0.65        8.18         652     183,771     79.18    21.05       92.17
NJ           23      5,469,152      0.85       8.238         633     237,789     71.61    35.19       96.96
NM            8        998,982      0.15       8.333         663     124,873     74.47    31.56       87.42
NV           79     16,313,472      2.52       7.697         646     206,500     77.37    36.76       95.49
NY           37     10,274,773      1.59       7.552         655     277,697     69.72    33.23       81.87
OH           39      4,827,567      0.75       8.581         619     123,784     81.31    81.14       85.95
OK           36      3,404,188      0.53       8.333         644      94,561     82.68     63.6       87.42
OR           35      6,020,350      0.93       8.049         625     172,010     78.94    57.63       92.07
PA           54      8,195,932      1.27       8.003         628     151,777     80.44    60.07       90.12
RI           16      3,760,265      0.58       7.781         671     235,017     81.38    28.95         100
SC           42      6,231,761      0.96        8.36         630     148,375     81.09    53.49       87.44
SD            7        718,566      0.11       8.345         644     102,652     79.26    18.88          87
TN          168     20,599,953      3.19       8.279         636     122,619     81.28    61.61       90.34
TX          421     47,070,450      7.28       8.315         628     111,806     81.41    48.12       95.33
UT           23      2,970,919      0.46       8.165         611     129,170     81.51    70.31         100
VA           90     18,167,124      2.81       7.995         637     201,857     78.53    50.78       90.28
VT            2        780,647      0.12       8.487         621     390,324     45.82    16.89         100
WA           89     17,255,591      2.67       7.348         651     193,883     78.03    83.11       96.64
WI           22      2,649,307      0.41       8.938         634     120,423     81.14    64.39       87.55
WV            4        370,745      0.06       8.055         633      92,686     81.66      100         100
WY            5        494,243      0.08       9.086         622      98,849     88.59    35.94         100
          -----   ------------    ------       -----         ---    --------     -----    -----       -----
Total:    3,730   $646,601,072    100.00%       7.85%        636    $173,351     77.80%   51.24%      93.06%

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs


Prepayment Penalty Term

Prepayment   Number                  Pct. Of     Wt. Avg.    Wt. Avg.     Avg.               Pct.       Pct.
Penalty        of      Principal     Pool By      Gross      Current    Principal   Comb     Full      Owner
Term         Loans      Balance      Balance      Coupon       FICO      Balance     LTV      Doc     Occupied
----------   ------   ------------   --------    --------    --------   ---------   -----    -----    --------
<= 0            500    $74,627,419      11.54%       8.44%        637    $149,255   76.58%   48.11%      90.19%
1 - 12          196     46,125,424       7.13       8.073         644     235,334   76.12    33.77       88.67
13 - 24       1,988    342,399,438      52.95       7.831         633     172,233   79.09    48.54       93.29
25 - 36       1,027    180,932,439      27.98        7.57         639     176,176   76.34    61.91       95.01
37 - 48           1         94,611       0.01       7.999         731      94,611      95      100           0
49 - 60          18      2,421,741       0.37       8.123         578     134,541   72.52    62.37       90.23
             ------   ------------   --------    --------    --------   ---------   -----    -----    --------
Total:        3,730   $646,601,072     100.00%       7.85%        636    $173,351   77.80%   51.24%      93.06%

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2
GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only


Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $152,519,436
Number of Mortgage Loans: 673
Average Scheduled Principal Balance: $226,626
Weighted Average Gross Coupon: 7.485%
Weighted Average Net Coupon: 6.981%
Weighted Average Current FICO Score: 665
Weighted Average Original LTV Ratio: 78.43%
Weighted Average Combined Original LTV Ratio: 78.80%
Weighted Average Stated Remaining Term (months): 357
Weighted Average Seasoning (months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.25%
Weighted Average Initial Rate Cap: 2.40%
Weighted Average Periodic Rate Cap: 1.22%
Weighted Average Gross Maximum Lifetime Rate: 13.84%
Weighted Average Back-Debt to Income Ratio: 42.28%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%

2. Current Principal Balance

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Current Principal Balance      Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
$1 - $50,000                        9       $299,300      0.20%      11.21%        696     $33,256   98.45%    52.05%      63.78%
$50,001 - $75,000                  12        779,431      0.51       8.915         678      64,953   83.94     68.97       58.89
$75,001 - $100,000                 42      3,757,784      2.46       8.281         682      89,471   82.81     61.62       76.77
$100,001 - $125,000                64      7,221,490      4.73       7.958         652     112,836   77.15     60.09       82.54
$125,001 - $150,000                64      8,869,689      5.82       7.755         652     138,589   79.96     59.33        90.5
$150,001 - $200,000               143     25,213,048     16.53       7.873         658     176,315   79.08     42.77       89.55
$200,001 - $250,000               103     23,076,689     15.13       7.541         656     224,046   78.16     49.49        93.2
$250,001 - $300,000                89     24,221,196     15.88       7.333         663     272,148   77.54     42.81       95.55
$300,001 - $350,000                57     18,468,935     12.11       7.229         666     324,016   79.01     33.09         100
$350,001 - $400,000                35     13,137,197      8.61       7.094         662     375,348   77.62     41.63       97.25
$400,001 - $450,000                18      7,685,088      5.04       6.862         690     426,949   79.73     27.63         100
$450,001 - $500,000                15      7,098,702      4.65       7.175         677     473,247   79.98      66.9         100
$500,001 - $550,000                 8      4,165,787      2.73       7.783         729     520,723   83.78     25.19         100
$550,001 - $600,000                10      5,677,400      3.72       6.854         679     567,740   79.18        70         100
$600,001 - $650,000                 3      1,897,700      1.24       8.302         647     632,567   72.51      32.8         100
$700,001 & Above                    1        950,000      0.62       6.725         601     950,000   79.17       100         100
                                  ---   ------------    ------        ----         ---    --------   -----     -----       -----
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

3. Current Rate

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Current Rate                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
5.50 - 5.99                        17     $5,111,707      3.35%       5.84%        700    $300,689   76.00%    72.83%      96.01%
6.00 - 6.49                        37     11,071,771      7.26       6.316         670     299,237   75.07     69.13         100
6.50 - 6.99                       132     37,857,643     24.82       6.767         670     286,800   76.95     58.15       99.37
7.00 - 7.49                       122     27,498,069     18.03       7.249         656     225,394   78.13     51.07       98.93
7.50 - 7.99                       159     34,750,165     22.78       7.721         655     218,554   78.57     43.17       94.35
8.00 - 8.49                        76     14,359,340      9.41       8.222         667     188,939   80.93     21.21          91
8.50 - 8.99                        69     12,188,557      7.99       8.752         666     176,646    82.7     21.99       81.74
9.00 & Above                       61      9,682,183      6.35       9.636         674     158,724    86.5     21.39       70.78
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

4. Credit Score

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Credit Score                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
740 & Above                        56    $13,804,082      9.05%       7.63%        759    $246,501   83.54%    28.14%      85.42%
720 - 739                          32      8,242,759       5.4       6.935         728     257,586   80.11     49.11       95.55
700 - 719                          63     15,539,013     10.19       7.282         708     246,651   79.07      38.8       92.15
680 - 699                          73     16,658,445     10.92       7.471         689     228,198   80.41     33.88       93.71
660 - 679                          91     20,975,007     13.75        7.51         670     230,495   79.64     39.61        93.5
640 - 659                         123     26,990,946      17.7       7.602         649     219,439   79.67     40.05        95.5
620 - 639                         108     22,219,584     14.57       7.649         630     205,737   78.19     44.24       96.66
600 - 619                          84     17,190,280     11.27       7.508         609     204,646   74.83     69.65       93.71
580 - 599                          35      8,738,146      5.73       7.275         590     249,661   74.03     90.66         100
560 - 579                           7      1,945,174      1.28       7.442         568     277,882   66.44     80.69         100
540 - 559                           1        216,000      0.14        7.85         558     216,000      75       100         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

5. Lien

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Lien                           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
1                                 659   $151,807,986     99.53%       7.47%        665    $230,361   78.71%    46.16%      94.19%
2                                  14        711,450      0.47      11.752         709      50,818   99.35      21.9       68.25
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

6. Combined Original LTV

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Combined Original LTV          Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
0.01 - 60.00                       39     $7,856,760      5.15%       7.19%        638    $201,455   50.82%    38.27%      90.69%
60.01 - 70.00                      38     10,351,086      6.79       7.097         630     272,397   67.24     56.94       97.67
70.01 - 80.00                     492    114,857,243     75.31        7.37         667     233,450   79.53     45.51       98.23
80.01 - 85.00                      16      3,918,155      2.57       8.169         655     244,885   83.67      17.1       90.13
85.01 - 90.00                      35      7,010,253       4.6       8.204         651     200,293   89.69     53.46       81.99
90.01 - 95.00                      16      3,861,484      2.53       8.918         699     241,343   94.88     36.21       58.13
95.01 - 100.00                     37      4,664,455      3.06       8.835         721     126,066     100     69.67       40.45
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

7. Original LTV

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Original LTV                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
0.01 - 60.00                       53     $8,568,210      5.62%       7.57%        644    $161,664   54.85%    36.91%      88.83%
60.01 - 70.00                      38     10,351,086      6.79       7.097         630     272,397   67.24     56.94       97.67
70.01 - 80.00                     492    114,857,243     75.31        7.37         667     233,450   79.53     45.51       98.23
80.01 - 85.00                      16      3,918,155      2.57       8.169         655     244,885   83.67      17.1       90.13
85.01 - 90.00                      34      6,963,753      4.57       8.189         650     204,816   89.69     53.82       81.87
90.01 - 95.00                      16      3,861,484      2.53       8.918         699     241,343   94.88     36.21       58.13
95.01 - 100.00                     24      3,999,505      2.62       8.336         723     166,646     100     77.36        36.2
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

8. Documentation

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Documentation                  Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
FULL DOC                          327    $70,233,980     46.05%       7.19%        652    $214,783   78.86%   100.00%      91.29%
LIMITED                             8      2,064,700      1.35       7.498         673     258,088   86.14         0       87.76
STATED                            329     78,539,797     51.49       7.719         675     238,723   78.59         0        96.9
NO DOC                              9      1,680,959       1.1        8.95         705     186,773   77.15         0       85.63
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

9. Purpose

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Purpose                        Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
PURCHASE                          458   $102,809,257     67.41%       7.51%        674    $224,474   80.72%    43.73%      92.62%
CASHOUT REFI                      190     43,891,359     28.78       7.444         645     231,007   74.46     50.99       96.67
RATE/TERM REFI                     25      5,818,820      3.82       7.353         652     232,753   77.65     49.82         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

10. Occupancy

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Occupancy                      Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
OWNER OCCUPIED                    610   $143,472,241     94.07%       7.42%        663    $235,200   78.26%    44.69%     100.00%
INVESTOR                           30      4,760,560      3.12       8.864         693     158,685    86.4     67.45           0
SECOND HOME                        33      4,286,635      2.81        8.32         676     129,898   88.65     67.73           0
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

11. Property Type

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Property Type                  Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
SINGLE FAMILY                     427    $96,101,934     63.01%       7.44%        664    $225,063   78.37%    47.41%      94.75%
PUD                               147     32,586,862     21.37       7.597         656     221,679   80.17     49.83       96.42
CONDO                              71     14,642,821       9.6        7.57         678     206,237   79.85     44.48       87.68
2 FAMILY                           23      7,796,093      5.11       7.262         680     338,961   74.76     24.63       86.77
TOWNHOUSE                           2        744,000      0.49       9.277         723     372,000   93.64         0         100
3-4 FAMILY                          3        647,725      0.42       7.732         752     215,908   81.21         0         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

12. State

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
State                          Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
CA                                203    $66,120,284     43.35%       6.96%        668    $325,716   76.59%    49.02%      99.19%
FL                                 96     19,317,608     12.67       8.051         664     201,225   81.63     30.21       87.02
AZ                                 44      9,748,834      6.39       7.494         654     221,564   78.89     46.89         100
NV                                 40      9,060,104      5.94       7.622         658     226,503   78.06     37.79       96.26
GA                                 63      8,547,357       5.6        8.29         671     135,672   83.76     52.61       62.83
VA                                 18      4,729,266       3.1       7.979         679     262,737   83.48     46.12       92.35
MN                                 23      3,905,624      2.56       8.104         662     169,810   83.18     45.97       87.66
IL                                 18      3,500,685       2.3       8.045         658     194,482   73.33     35.71       96.44
TN                                 23      3,055,081         2       8.266         649     132,830   81.91     57.51       91.79
TX                                 22      3,031,373      1.99       7.824         653     137,790   80.97     55.93         100
Other                             123     21,503,220      14.1       7.746         663     174,823   79.69     50.28        94.1
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

13. Zip

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Zip                            Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
89031                               4     $1,026,100      0.67%       7.58%        620    $256,525   79.36%    69.68%     100.00%
85242                               4        992,269      0.65       7.361         644     248,067      80     53.35         100
95111                               2        981,500      0.64        6.82         727     490,750   77.36       100         100
90005                               1        950,000      0.62       6.725         601     950,000   79.17       100         100
95476                               2        884,800      0.58       6.879         706     442,400      80         0         100
91331                               3        874,500      0.57       6.516         618     291,500   66.11     40.25         100
89121                               4        862,410      0.57       7.849         630     215,602   79.13     47.02         100
92392                               3        857,900      0.56       6.686         757     285,967   76.72         0         100
90631                               2        839,000      0.55        7.76         665     419,500   81.08         0         100
90650                               2        816,000      0.54       6.721         745     408,000      80      59.8         100
Other                             646    143,434,957     94.04        7.51         664     222,036   78.86     45.88       93.69
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

14. Remaining Months to Maturity

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Remaining Months to Maturity   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
241 - 360                         673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

15. Amortization Type

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Amortization Type              Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
2 YR ARM IO                       562   $131,605,719     86.29%       7.49%        665    $234,174   79.05%    44.39%      94.04%
3 YR ARM IO                        55     10,826,979       7.1       7.188         659     196,854   76.14      61.2       93.31
30 YR FIXED IO                     37      5,894,510      3.86       8.162         669     159,311   76.46     51.01       93.51
5 YR ARM IO                        19      4,192,229      2.75       7.297         673     220,644    81.2     52.18       97.61
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

16. Initial Periodic Cap

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Initial Periodic Cap           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0.00                            37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
1.01 - 1.50                        77     21,604,076     14.16       6.699         672     280,572   76.09     59.71       99.06
1.51 - 2.00                       249     55,226,921     36.21       7.688         671     221,795   80.32     44.58       90.52
2.51 - 3.00                       310     69,793,929     45.76       7.511         657     225,142   78.64     42.57       95.38
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

17. Periodic Cap

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Periodic Cap                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0.00                            37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
0.51 - 1.00                       492    103,736,005     68.01       7.702         660     210,846   79.91     43.08       91.84
1.01 - 1.50                        76     21,484,883     14.09       6.694         672     282,696   76.07     59.49       99.05
1.51 - 2.00                        68     21,404,038     14.03       7.041         679     314,765   76.84     45.58         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

18. Months to Rate Reset

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Months to Rate Reset           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0                               37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
13 - 24                           562    131,605,719     86.29       7.485         665     234,174   79.05     44.39       94.04
25 - 36                            55     10,826,979       7.1       7.188         659     196,854   76.14      61.2       93.31
49 >=                              19      4,192,229      2.75       7.297         673     220,644    81.2     52.18       97.61
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

19. Life Maximum Rate

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Life Maximum Rate              Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
9.00 & Below                       37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
9.51 - 10.00                        1        165,750      0.11       9.675         665     165,750      85         0           0
11.01 - 11.50                       1        252,000      0.17         6.4         693     252,000      80       100         100
11.51 - 12.00                       5      1,059,276      0.69       6.673         655     211,855   76.92     43.05         100
12.01 - 12.50                      22      6,207,984      4.07       6.808         654     282,181   78.49     60.97         100
12.51 - 13.00                      77     20,778,291     13.62        6.64         681     269,848   78.78     56.97        96.9
13.01 - 13.50                     123     28,327,804     18.57       6.974         670     230,307   77.96     57.69       97.59
13.51 - 14.00                     161     39,434,248     25.86        7.26         656     244,933   77.52     55.17        95.9
14.01 - 14.50                      82     17,548,107     11.51       7.815         654     214,001   77.17     25.76       94.03
14.51 - 15.00                      87     18,283,351     11.99       8.242         663     210,153   81.15     27.44       88.69
15.01 & Above                      77     14,568,115      9.55       9.015         673     189,196   84.09     22.38       83.27
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

20. Margin

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Margin                         Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
0.99 & Below                       37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
2.00 - 2.49                         3        700,999      0.46        7.55         693     233,666    87.4     38.52         100
2.50 - 2.99                         1        408,989      0.27        5.75         682     408,989      80         0         100
3.00 - 3.49                         1        440,000      0.29         7.6         785     440,000      80         0         100
3.50 - 3.99                         3        896,422      0.59       7.312         651     298,807   75.49     40.65         100
4.00 - 4.49                        11      2,439,158       1.6       6.695         631     221,742   71.66     72.79         100
4.50 - 4.99                        13      3,271,854      2.15       6.873         676     251,681   78.82     55.49         100
5.00 - 5.49                        60     18,661,154     12.24       7.184         687     311,019   80.77      49.6         100
5.50 - 5.99                       105     27,507,669     18.04       6.984         658     261,978   75.51     48.12       98.06
6.00 - 6.49                       158     37,928,857     24.87       7.028         670     240,056   77.34     56.15       98.69
6.50 - 6.99                       113     23,403,840     15.34       7.692         650     207,114   79.75      47.4       95.29
7.00 - 7.49                        78     14,441,978      9.47       8.089         654     185,154   80.73     27.82       89.43
7.50 - 7.99                        53      9,653,644      6.33       8.713         663     182,144   82.89     23.66       75.69
8.00 - 8.49                        29      5,613,772      3.68       9.117         672     193,578   84.25     29.74        66.5
8.50 - 8.99                         7      1,058,990      0.69        9.66         669     151,284   91.05     13.69       26.69
10.00 - 10.49                       1        197,600      0.13       10.55         687     197,600      95         0         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

21. Interest Only

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Interest Only                  Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Y                                 673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

22. Interest Only Term

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Interest Only Term             Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
24                                133    $32,318,888     21.19%       7.28%        673    $242,999   78.88%    51.73%      93.23%
36                                  9      1,749,558      1.15       7.285         668     194,395    78.8     54.05       88.28
60                                508    113,133,153     74.18       7.548         663     222,703   78.68     44.86       94.51
84                                  1        279,185      0.18        7.25         670     279,185      80         0         100
120                                22      5,038,652       3.3       7.458         651     229,030   80.85     36.07       91.16
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

23. UNITS

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
UNITS                          Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
1                                 647   $144,075,617     94.46%       7.50%        664    $222,683   79.01%    47.42%      94.44%
2                                  23      7,796,093      5.11       7.262         680     338,961   74.76     24.63       86.77
3                                   1        313,600      0.21       6.975         749     313,600      80         0         100
4                                   2        334,125      0.22       8.442         755     167,063   82.34         0         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

24. CITY

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
CITY                           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
LAS VEGAS                          22     $4,751,078      3.12%       7.62%        651    $215,958   76.45%    32.32%      92.86%
LOS ANGELES                        13      5,955,947      3.91       6.847         646     458,150   77.09     52.58       95.05
MIAMI                              11      3,139,999      2.06       8.229         690     285,454   82.08     11.15       92.31
ORLANDO                            11      2,186,609      1.43       7.469         656     198,783   77.37     38.85         100
CHICAGO                             9      1,625,265      1.07       8.127         638     180,585   64.53     24.41       92.33
Other                             607    134,860,538     88.42       7.484         666     222,176   79.08     47.43       94.03
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

25. DTI

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
DTI                            Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0.00000                         10     $1,922,214      1.26%       9.04%        730    $192,221   78.15%     0.00%      84.21%
0.00001 - 5.00000                   1        144,000      0.09       7.025         671     144,000      80         0         100
5.00001 - 10.00000                  1        229,500      0.15        9.45         704     229,500      90         0           0
10.00001 - 15.00000                 1        481,680      0.32         6.9         724     481,680      80       100         100
15.00001 - 20.00000                 4        451,250       0.3       7.363         649     112,813   72.06     82.64       82.64
20.00001 - 25.00000                12      2,153,065      1.41       6.915         639     179,422   75.93     89.04       97.08
25.00001 - 30.00000                32      5,840,026      3.83       7.337         647     182,501   74.54     67.47       91.04
30.00001 - 35.00000                64     12,288,966      8.06        7.35         658     192,015   77.86     65.92       95.07
35.00001 - 40.00000               122     27,202,087     17.84       7.345         658     222,968   77.77     48.63       95.85
40.00001 - 45.00000               153     35,661,004     23.38       7.493         673     233,078   79.66     38.59       93.72
45.00001 - 50.00000               237     58,832,605     38.57       7.569         666     248,239   79.35     39.23       94.87
50.00001 - 55.00000                32      6,295,819      4.13       7.427         648     196,744   80.12     78.39       86.38
55.00001 - 60.00000                 4      1,017,220      0.67       7.207         652     254,305   79.01     41.18         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%


26. Prepayment Penalty Term

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Prepayment Penalty Term        Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0                               56     $9,743,723      6.39%       8.30%        687    $173,995   77.28%    44.94%      91.13%
1 - 12                             47     11,877,663      7.79       7.808         677     252,716   78.98     34.01       91.97
13 - 24                           448    104,800,713     68.71       7.401         663     233,930   79.18     46.52       94.02
25 - 36                           122     26,097,336     17.11       7.372         658     213,913   77.75     50.06        96.3
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman Sachs

GSAMP 06-HE2
GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only


Selection Criteria: GSAMP 06-HE2; GSAMP 06-HE2; GSAMP 06-HE2; Interest Only Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin
21. Interest Only
22. Interest Only Term
23. UNITS
24. CITY
25. DTI
26. Prepayment Penalty Term

1. Summary

Scheduled Principal Balance: $152,519,436
Number of Mortgage Loans: 673
Average Scheduled Principal Balance: $226,626
Weighted Average Gross Coupon: 7.485%
Weighted Average Net Coupon: 6.981%
Weighted Average Current FICO Score: 665
Weighted Average Original LTV Ratio: 78.43%
Weighted Average Combined Original LTV Ratio: 78.80%
Weighted Average Stated Remaining Term (months): 357
Weighted Average Seasoning (months): 3
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.25%
Weighted Average Initial Rate Cap: 2.40%
Weighted Average Periodic Rate Cap: 1.22%
Weighted Average Gross Maximum Lifetime Rate: 13.84%
Weighted Average Back-Debt to Income Ratio: 42.28%
Weighted Average Percentage of Loans with Mortgage Insurance: 0.00%

2. Current Principal Balance

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Current Principal Balance      Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
$1 - $50,000                        9       $299,300      0.20%      11.21%        696     $33,256   98.45%    52.05%      63.78%
$50,001 - $75,000                  12        779,431      0.51       8.915         678      64,953   83.94     68.97       58.89
$75,001 - $100,000                 42      3,757,784      2.46       8.281         682      89,471   82.81     61.62       76.77
$100,001 - $125,000                64      7,221,490      4.73       7.958         652     112,836   77.15     60.09       82.54
$125,001 - $150,000                64      8,869,689      5.82       7.755         652     138,589   79.96     59.33        90.5
$150,001 - $200,000               143     25,213,048     16.53       7.873         658     176,315   79.08     42.77       89.55
$200,001 - $250,000               103     23,076,689     15.13       7.541         656     224,046   78.16     49.49        93.2
$250,001 - $300,000                89     24,221,196     15.88       7.333         663     272,148   77.54     42.81       95.55
$300,001 - $350,000                57     18,468,935     12.11       7.229         666     324,016   79.01     33.09         100
$350,001 - $400,000                35     13,137,197      8.61       7.094         662     375,348   77.62     41.63       97.25
$400,001 - $450,000                18      7,685,088      5.04       6.862         690     426,949   79.73     27.63         100
$450,001 - $500,000                15      7,098,702      4.65       7.175         677     473,247   79.98      66.9         100
$500,001 - $550,000                 8      4,165,787      2.73       7.783         729     520,723   83.78     25.19         100
$550,001 - $600,000                10      5,677,400      3.72       6.854         679     567,740   79.18        70         100
$600,001 - $650,000                 3      1,897,700      1.24       8.302         647     632,567   72.51      32.8         100
$700,001 & Above                    1        950,000      0.62       6.725         601     950,000   79.17       100         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

3. Current Rate

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Current Rate                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
5.50 - 5.99                        17     $5,111,707      3.35%       5.84%        700    $300,689   76.00%    72.83%      96.01%
6.00 - 6.49                        37     11,071,771      7.26       6.316         670     299,237   75.07     69.13         100
6.50 - 6.99                       132     37,857,643     24.82       6.767         670     286,800   76.95     58.15       99.37
7.00 - 7.49                       122     27,498,069     18.03       7.249         656     225,394   78.13     51.07       98.93
7.50 - 7.99                       159     34,750,165     22.78       7.721         655     218,554   78.57     43.17       94.35
8.00 - 8.49                        76     14,359,340      9.41       8.222         667     188,939   80.93     21.21          91
8.50 - 8.99                        69     12,188,557      7.99       8.752         666     176,646    82.7     21.99       81.74
9.00 & Above                       61      9,682,183      6.35       9.636         674     158,724    86.5     21.39       70.78
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

4. Credit Score

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Credit Score                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
740 & Above                        56    $13,804,082      9.05%       7.63%        759    $246,501   83.54%    28.14%      85.42%
720 - 739                          32      8,242,759       5.4       6.935         728     257,586   80.11     49.11       95.55
700 - 719                          63     15,539,013     10.19       7.282         708     246,651   79.07      38.8       92.15
680 - 699                          73     16,658,445     10.92       7.471         689     228,198   80.41     33.88       93.71
660 - 679                          91     20,975,007     13.75        7.51         670     230,495   79.64     39.61        93.5
640 - 659                         123     26,990,946      17.7       7.602         649     219,439   79.67     40.05        95.5
620 - 639                         108     22,219,584     14.57       7.649         630     205,737   78.19     44.24       96.66
600 - 619                          84     17,190,280     11.27       7.508         609     204,646   74.83     69.65       93.71
580 - 599                          35      8,738,146      5.73       7.275         590     249,661   74.03     90.66         100
560 - 579                           7      1,945,174      1.28       7.442         568     277,882   66.44     80.69         100
540 - 559                           1        216,000      0.14        7.85         558     216,000      75       100         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

5. Lien

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Lien                           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
1                                 659   $151,807,986     99.53%       7.47%        665    $230,361   78.71%    46.16%      94.19%
2                                  14        711,450      0.47      11.752         709      50,818   99.35      21.9       68.25
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

6. Combined Original LTV

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Combined Original LTV          Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
0.01 - 60.00                       39     $7,856,760      5.15%       7.19%        638    $201,455   50.82%    38.27%      90.69%
60.01 - 70.00                      38     10,351,086      6.79       7.097         630     272,397   67.24     56.94       97.67
70.01 - 80.00                     492    114,857,243     75.31        7.37         667     233,450   79.53     45.51       98.23
80.01 - 85.00                      16      3,918,155      2.57       8.169         655     244,885   83.67      17.1       90.13
85.01 - 90.00                      35      7,010,253       4.6       8.204         651     200,293   89.69     53.46       81.99
90.01 - 95.00                      16      3,861,484      2.53       8.918         699     241,343   94.88     36.21       58.13
95.01 - 100.00                     37      4,664,455      3.06       8.835         721     126,066     100     69.67       40.45
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

7. Original LTV

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Original LTV                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
0.01 - 60.00                       53     $8,568,210      5.62%       7.57%        644    $161,664   54.85%    36.91%      88.83%
60.01 - 70.00                      38     10,351,086      6.79       7.097         630     272,397   67.24     56.94       97.67
70.01 - 80.00                     492    114,857,243     75.31        7.37         667     233,450   79.53     45.51       98.23
80.01 - 85.00                      16      3,918,155      2.57       8.169         655     244,885   83.67      17.1       90.13
85.01 - 90.00                      34      6,963,753      4.57       8.189         650     204,816   89.69     53.82       81.87
90.01 - 95.00                      16      3,861,484      2.53       8.918         699     241,343   94.88     36.21       58.13
95.01 - 100.00                     24      3,999,505      2.62       8.336         723     166,646     100     77.36        36.2
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

8. Documentation

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Documentation                  Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
FULL DOC                          327    $70,233,980     46.05%       7.19%        652    $214,783   78.86%   100.00%      91.29%
LIMITED                             8      2,064,700      1.35       7.498         673     258,088   86.14         0       87.76
STATED                            329     78,539,797     51.49       7.719         675     238,723   78.59         0        96.9
NO DOC                              9      1,680,959       1.1        8.95         705     186,773   77.15         0       85.63
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

9. Purpose

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Purpose                        Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
PURCHASE                          458   $102,809,257     67.41%       7.51%        674    $224,474   80.72%    43.73%      92.62%
CASHOUT REFI                      190     43,891,359     28.78       7.444         645     231,007   74.46     50.99       96.67
RATE/TERM REFI                     25      5,818,820      3.82       7.353         652     232,753   77.65     49.82         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

10. Occupancy

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Occupancy                      Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
OWNER OCCUPIED                    610   $143,472,241     94.07%       7.42%        663    $235,200   78.26%    44.69%     100.00%
INVESTOR                           30      4,760,560      3.12       8.864         693     158,685    86.4     67.45           0
SECOND HOME                        33      4,286,635      2.81        8.32         676     129,898   88.65     67.73           0
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

11. Property Type

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Property Type                  Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
SINGLE FAMILY                     427    $96,101,934     63.01%       7.44%        664    $225,063   78.37%    47.41%      94.75%
PUD                               147     32,586,862     21.37       7.597         656     221,679   80.17     49.83       96.42
CONDO                              71     14,642,821       9.6        7.57         678     206,237   79.85     44.48       87.68
2 FAMILY                           23      7,796,093      5.11       7.262         680     338,961   74.76     24.63       86.77
TOWNHOUSE                           2        744,000      0.49       9.277         723     372,000   93.64         0         100
3-4 FAMILY                          3        647,725      0.42       7.732         752     215,908   81.21         0         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

12. State

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
State                          Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
CA                                203    $66,120,284     43.35%       6.96%        668    $325,716   76.59%    49.02%      99.19%
FL                                 96     19,317,608     12.67       8.051         664     201,225   81.63     30.21       87.02
AZ                                 44      9,748,834      6.39       7.494         654     221,564   78.89     46.89         100
NV                                 40      9,060,104      5.94       7.622         658     226,503   78.06     37.79       96.26
GA                                 63      8,547,357       5.6        8.29         671     135,672   83.76     52.61       62.83
VA                                 18      4,729,266       3.1       7.979         679     262,737   83.48     46.12       92.35
MN                                 23      3,905,624      2.56       8.104         662     169,810   83.18     45.97       87.66
IL                                 18      3,500,685       2.3       8.045         658     194,482   73.33     35.71       96.44
TN                                 23      3,055,081         2       8.266         649     132,830   81.91     57.51       91.79
TX                                 22      3,031,373      1.99       7.824         653     137,790   80.97     55.93         100
Other                             123     21,503,220      14.1       7.746         663     174,823   79.69     50.28        94.1
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

13. Zip

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Zip                            Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
89031                               4     $1,026,100      0.67%       7.58%        620    $256,525   79.36%    69.68%     100.00%
85242                               4        992,269      0.65       7.361         644     248,067      80     53.35         100
95111                               2        981,500      0.64        6.82         727     490,750   77.36       100         100
90005                               1        950,000      0.62       6.725         601     950,000   79.17       100         100
95476                               2        884,800      0.58       6.879         706     442,400      80         0         100
91331                               3        874,500      0.57       6.516         618     291,500   66.11     40.25         100
89121                               4        862,410      0.57       7.849         630     215,602   79.13     47.02         100
92392                               3        857,900      0.56       6.686         757     285,967   76.72         0         100
90631                               2        839,000      0.55        7.76         665     419,500   81.08         0         100
90650                               2        816,000      0.54       6.721         745     408,000      80      59.8         100
Other                             646    143,434,957     94.04        7.51         664     222,036   78.86     45.88       93.69
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

14. Remaining Months to Maturity

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Remaining Months to Maturity   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
241 - 360                         673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

15. Amortization Type

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Amortization Type              Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
2 YR ARM IO                       562   $131,605,719     86.29%       7.49%        665    $234,174   79.05%    44.39%      94.04%
3 YR ARM IO                        55     10,826,979       7.1       7.188         659     196,854   76.14      61.2       93.31
30 YR FIXED IO                     37      5,894,510      3.86       8.162         669     159,311   76.46     51.01       93.51
5 YR ARM IO                        19      4,192,229      2.75       7.297         673     220,644    81.2     52.18       97.61
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

16. Initial Periodic Cap

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Initial Periodic Cap           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0.00                            37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
1.01 - 1.50                        77     21,604,076     14.16       6.699         672     280,572   76.09     59.71       99.06
1.51 - 2.00                       249     55,226,921     36.21       7.688         671     221,795   80.32     44.58       90.52
2.51 - 3.00                       310     69,793,929     45.76       7.511         657     225,142   78.64     42.57       95.38
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

17. Periodic Cap

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Periodic Cap                   Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0.00                            37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
0.51 - 1.00                       492    103,736,005     68.01       7.702         660     210,846   79.91     43.08       91.84
1.01 - 1.50                        76     21,484,883     14.09       6.694         672     282,696   76.07     59.49       99.05
1.51 - 2.00                        68     21,404,038     14.03       7.041         679     314,765   76.84     45.58         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

18. Months to Rate Reset

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Months to Rate Reset           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0                               37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
13 - 24                           562    131,605,719     86.29       7.485         665     234,174   79.05     44.39       94.04
25 - 36                            55     10,826,979       7.1       7.188         659     196,854   76.14      61.2       93.31
49 >=                              19      4,192,229      2.75       7.297         673     220,644    81.2     52.18       97.61
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

19. Life Maximum Rate

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Life Maximum Rate              Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
9.00 & Below                       37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
9.51 - 10.00                        1        165,750      0.11       9.675         665     165,750      85         0           0
11.01 - 11.50                       1        252,000      0.17         6.4         693     252,000      80       100         100
11.51 - 12.00                       5      1,059,276      0.69       6.673         655     211,855   76.92     43.05         100
12.01 - 12.50                      22      6,207,984      4.07       6.808         654     282,181   78.49     60.97         100
12.51 - 13.00                      77     20,778,291     13.62        6.64         681     269,848   78.78     56.97        96.9
13.01 - 13.50                     123     28,327,804     18.57       6.974         670     230,307   77.96     57.69       97.59
13.51 - 14.00                     161     39,434,248     25.86        7.26         656     244,933   77.52     55.17        95.9
14.01 - 14.50                      82     17,548,107     11.51       7.815         654     214,001   77.17     25.76       94.03
14.51 - 15.00                      87     18,283,351     11.99       8.242         663     210,153   81.15     27.44       88.69
15.01 & Above                      77     14,568,115      9.55       9.015         673     189,196   84.09     22.38       83.27
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

20. Margin

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Margin                         Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
0.99 & Below                       37     $5,894,510      3.86%       8.16%        669    $159,311   76.46%    51.01%      93.51%
2.00 - 2.49                         3        700,999      0.46        7.55         693     233,666    87.4     38.52         100
2.50 - 2.99                         1        408,989      0.27        5.75         682     408,989      80         0         100
3.00 - 3.49                         1        440,000      0.29         7.6         785     440,000      80         0         100
3.50 - 3.99                         3        896,422      0.59       7.312         651     298,807   75.49     40.65         100
4.00 - 4.49                        11      2,439,158       1.6       6.695         631     221,742   71.66     72.79         100
4.50 - 4.99                        13      3,271,854      2.15       6.873         676     251,681   78.82     55.49         100
5.00 - 5.49                        60     18,661,154     12.24       7.184         687     311,019   80.77      49.6         100
5.50 - 5.99                       105     27,507,669     18.04       6.984         658     261,978   75.51     48.12       98.06
6.00 - 6.49                       158     37,928,857     24.87       7.028         670     240,056   77.34     56.15       98.69
6.50 - 6.99                       113     23,403,840     15.34       7.692         650     207,114   79.75      47.4       95.29
7.00 - 7.49                        78     14,441,978      9.47       8.089         654     185,154   80.73     27.82       89.43
7.50 - 7.99                        53      9,653,644      6.33       8.713         663     182,144   82.89     23.66       75.69
8.00 - 8.49                        29      5,613,772      3.68       9.117         672     193,578   84.25     29.74        66.5
8.50 - 8.99                         7      1,058,990      0.69        9.66         669     151,284   91.05     13.69       26.69
10.00 - 10.49                       1        197,600      0.13       10.55         687     197,600      95         0         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

21. Interest Only

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Interest Only                  Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Y                                 673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

22. Interest Only Term

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Interest Only Term             Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
24                                133    $32,318,888     21.19%       7.28%        673    $242,999   78.88%    51.73%      93.23%
36                                  9      1,749,558      1.15       7.285         668     194,395    78.8     54.05       88.28
60                                508    113,133,153     74.18       7.548         663     222,703   78.68     44.86       94.51
84                                  1        279,185      0.18        7.25         670     279,185      80         0         100
120                                22      5,038,652       3.3       7.458         651     229,030   80.85     36.07       91.16
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

23. UNITS

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
UNITS                          Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
1                                 647   $144,075,617     94.46%       7.50%        664    $222,683   79.01%    47.42%      94.44%
2                                  23      7,796,093      5.11       7.262         680     338,961   74.76     24.63       86.77
3                                   1        313,600      0.21       6.975         749     313,600      80         0         100
4                                   2        334,125      0.22       8.442         755     167,063   82.34         0         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

24. CITY

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
CITY                           Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
LAS VEGAS                          22     $4,751,078      3.12%       7.62%        651    $215,958   76.45%    32.32%      92.86%
LOS ANGELES                        13      5,955,947      3.91       6.847         646     458,150   77.09     52.58       95.05
MIAMI                              11      3,139,999      2.06       8.229         690     285,454   82.08     11.15       92.31
ORLANDO                            11      2,186,609      1.43       7.469         656     198,783   77.37     38.85         100
CHICAGO                             9      1,625,265      1.07       8.127         638     180,585   64.53     24.41       92.33
Other                             607    134,860,538     88.42       7.484         666     222,176   79.08     47.43       94.03
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

25. DTI

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
DTI                            Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0.00000                         10     $1,922,214      1.26%       9.04%        730    $192,221   78.15%     0.00%      84.21%
0.00001 - 5.00000                   1        144,000      0.09       7.025         671     144,000      80         0         100
5.00001 - 10.00000                  1        229,500      0.15        9.45         704     229,500      90         0           0
10.00001 - 15.00000                 1        481,680      0.32         6.9         724     481,680      80       100         100
15.00001 - 20.00000                 4        451,250       0.3       7.363         649     112,813   72.06     82.64       82.64
20.00001 - 25.00000                12      2,153,065      1.41       6.915         639     179,422   75.93     89.04       97.08
25.00001 - 30.00000                32      5,840,026      3.83       7.337         647     182,501   74.54     67.47       91.04
30.00001 - 35.00000                64     12,288,966      8.06        7.35         658     192,015   77.86     65.92       95.07
35.00001 - 40.00000               122     27,202,087     17.84       7.345         658     222,968   77.77     48.63       95.85
40.00001 - 45.00000               153     35,661,004     23.38       7.493         673     233,078   79.66     38.59       93.72
45.00001 - 50.00000               237     58,832,605     38.57       7.569         666     248,239   79.35     39.23       94.87
50.00001 - 55.00000                32      6,295,819      4.13       7.427         648     196,744   80.12     78.39       86.38
55.00001 - 60.00000                 4      1,017,220      0.67       7.207         652     254,305   79.01     41.18         100
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%


26. Prepayment Penalty Term

                               Number                  Pct. Of    Wt. Avg.    Wt. Avg.     Avg.                Pct.       Pct.
                                 of      Principal     Pool By     Gross      Current    Principal   Comb      Full      Owner
Prepayment Penalty Term        Loans      Balance      Balance     Coupon       FICO      Balance     LTV      Doc      Occupied
----------------------------   ------   ------------   -------    --------    --------   ---------   -----    ------    --------
<= 0                               56     $9,743,723      6.39%       8.30%        687    $173,995   77.28%    44.94%      91.13%
1 - 12                             47     11,877,663      7.79       7.808         677     252,716   78.98     34.01       91.97
13 - 24                           448    104,800,713     68.71       7.401         663     233,930   79.18     46.52       94.02
25 - 36                           122     26,097,336     17.11       7.372         658     213,913   77.75     50.06        96.3
                               ------   ------------   -------    --------    --------   ---------   -----    ------    --------
Total:                            673   $152,519,436    100.00%       7.49%        665    $226,626   78.80%    46.05%      94.07%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP 2006-HE2

                       Fwd LIBOR            Fwd LIBOR              Fwd LIBOR + 2.00%    Fwd LIBOR + 2.00%
Period                    1MO                  6MO                        1MO                  6MO
   1                     4.854                5.110                      6.854                7.110
   2                     4.950                5.143                      6.950                7.143
   3                     5.057                5.182                      7.057                7.182
   4                     5.094                5.198                      7.094                7.198
   5                     5.118                5.212                      7.118                7.212
   6                     5.134                5.214                      7.134                7.214
   7                     5.158                5.209                      7.158                7.209
   8                     5.172                5.199                      7.172                7.199
   9                     5.155                5.183                      7.155                7.183
  10                     5.172                5.168                      7.172                7.168
  11                     5.130                5.147                      7.130                7.147
  12                     5.112                5.131                      7.112                7.131
  13                     5.100                5.119                      7.100                7.119
  14                     5.085                5.108                      7.085                7.108
  15                     5.071                5.098                      7.071                7.098
  16                     5.054                5.090                      7.054                7.090
  17                     5.042                5.087                      7.042                7.087
  18                     5.036                5.082                      7.036                7.082
  19                     5.031                5.079                      7.031                7.079
  20                     5.027                5.077                      7.027                7.077
  21                     5.024                5.076                      7.024                7.076
  22                     5.036                5.076                      7.036                7.076
  23                     5.018                5.074                      7.018                7.074
  24                     5.018                5.077                      7.018                7.077
  25                     5.017                5.080                      7.017                7.080
  26                     5.018                5.085                      7.018                7.085
  27                     5.023                5.090                      7.023                7.090
  28                     5.027                5.095                      7.027                7.095
  29                     5.032                5.101                      7.032                7.101
  30                     5.035                5.106                      7.035                7.106
  31                     5.040                5.110                      7.040                7.110
  32                     5.045                5.117                      7.045                7.117
  33                     5.051                5.122                      7.051                7.122
  34                     5.072                5.130                      7.072                7.130
  35                     5.061                5.133                      7.061                7.133
  36                     5.066                5.139                      7.066                7.139
  37                     5.080                5.146                      7.080                7.146
  38                     5.086                5.152                      7.086                7.152
  39                     5.093                5.158                      7.093                7.158
  40                     5.099                5.163                      7.099                7.163
  41                     5.105                5.172                      7.105                7.172
  42                     5.109                5.176                      7.109                7.176
  43                     5.114                5.178                      7.114                7.178
  44                     5.118                5.181                      7.118                7.181
  45                     5.122                5.183                      7.122                7.183
  46                     5.157                5.187                      7.157                7.187
  47                     5.125                5.184                      7.125                7.184
  48                     5.126                5.187                      7.126                7.187
  49                     5.132                5.192                      7.132                7.192
  50                     5.136                5.194                      7.136                7.194
  51                     5.140                5.198                      7.140                7.198
  52                     5.144                5.202                      7.144                7.202
  53                     5.147                5.207                      7.147                7.207
  54                     5.151                5.209                      7.151                7.209
  55                     5.152                5.210                      7.152                7.210
  56                     5.155                5.211                      7.155                7.211
  57                     5.157                5.212                      7.157                7.212
  58                     5.181                5.213                      7.181                7.213
  59                     5.158                5.210                      7.158                7.210
  60                     5.158                5.211                      7.158                7.211
  61                     5.163                5.214                      7.163                7.214
  62                     5.164                5.215                      7.164                7.215
  63                     5.167                5.217                      7.167                7.217
  64                     5.167                5.219                      7.167                7.219
  65                     5.169                5.226                      7.169                7.226
  66                     5.171                5.228                      7.171                7.228
  67                     5.172                5.229                      7.172                7.229
  68                     5.174                5.231                      7.174                7.231
  69                     5.177                5.233                      7.177                7.233
  70                     5.208                5.235                      7.208                7.235
  71                     5.181                5.231                      7.181                7.231
  72                     5.182                5.233                      7.182                7.233
  73                     5.184                5.236                      7.184                7.236
  74                     5.185                5.237                      7.185                7.237
  75                     5.187                5.240                      7.187                7.240
  76                     5.189                5.242                      7.189                7.242
  77                     5.192                5.246                      7.192                7.246
  78                     5.193                5.249                      7.193                7.249
  79                     5.195                5.250                      7.195                7.250
  80                     5.198                5.252                      7.198                7.252
  81                     5.200                5.255                      7.200                7.255
  82                     5.217                5.257                      7.217                7.257
  83                     5.204                5.257                      7.204                7.257
  84                     5.206                5.260                      7.206                7.260
  85                     5.207                5.263                      7.207                7.263
  86                     5.210                5.265                      7.210                7.265
  87                     5.212                5.268                      7.212                7.268
  88                     5.213                5.270                      7.213                7.270
  89                     5.217                5.275                      7.217                7.275
  90                     5.218                5.277                      7.218                7.277
  91                     5.220                5.278                      7.220                7.278
  92                     5.223                5.280                      7.223                7.280
  93                     5.225                5.283                      7.225                7.283
  94                     5.241                5.285                      7.241                7.285
  95                     5.229                5.284                      7.229                7.284
  96                     5.230                5.287                      7.230                7.287
  97                     5.233                5.289                      7.233                7.289
  98                     5.236                5.292                      7.236                7.292
  99                     5.238                5.294                      7.238                7.294
  100                    5.239                5.297                      7.239                7.297
  101                    5.242                5.301                      7.242                7.301
  102                    5.244                5.303                      7.244                7.303
  103                    5.246                5.304                      7.246                7.304
  104                    5.249                5.306                      7.249                7.306
  105                    5.251                5.308                      7.251                7.308
  106                    5.266                5.311                      7.266                7.311
  107                    5.254                5.310                      7.254                7.310
  108                    5.255                5.312                      7.255                7.312
  109                    5.259                5.315                      7.259                7.315
  110                    5.260                5.317                      7.260                7.317
  111                    5.263                5.320                      7.263                7.320
  112                    5.265                5.323                      7.265                7.323
  113                    5.267                5.324                      7.267                7.324
  114                    5.269                5.326                      7.269                7.326
  115                    5.271                5.328                      7.271                7.328
  116                    5.273                5.329                      7.273                7.329
  117                    5.276                5.331                      7.276                7.331
  118                    5.277                5.334                      7.277                7.334
  119                    5.279                5.335                      7.279                7.335
  120                    5.281                5.338                      7.281                7.338
  121                    5.280                5.341                      7.280                7.341
  122                    5.282                5.342                      7.282                7.342
  123                    5.285                5.345                      7.285                7.345
  124                    5.286                5.347                      7.286                7.347
  125                    5.288                5.348                      7.288                7.348
  126                    5.291                5.350                      7.291                7.350
  127                    5.292                5.350                      7.292                7.350
  128                    5.294                5.351                      7.294                7.351
  129                    5.296                5.352                      7.296                7.352
  130                    5.297                5.354                      7.297                7.354
  131                    5.298                5.355                      7.298                7.355
  132                    5.297                5.357                      7.297                7.357
  133                    5.299                5.359                      7.299                7.359
  134                    5.300                5.360                      7.300                7.360
  135                    5.303                5.362                      7.303                7.362
  136                    5.303                5.363                      7.303                7.363
  137                    5.305                5.364                      7.305                7.364
  138                    5.307                5.366                      7.307                7.366
  139                    5.307                5.366                      7.307                7.366
  140                    5.310                5.367                      7.310                7.367
  141                    5.310                5.368                      7.310                7.368
  142                    5.312                5.369                      7.312                7.369
  143                    5.312                5.370                      7.312                7.370
  144                    5.312                5.372                      7.312                7.372
  145                    5.314                5.373                      7.314                7.373
  146                    5.315                5.374                      7.315                7.374
  147                    5.317                5.376                      7.317                7.376
  148                    5.318                5.377                      7.318                7.377
  149                    5.321                5.377                      7.321                7.377
  150                    5.320                5.378                      7.320                7.378
  151                    5.321                5.378                      7.321                7.378
  152                    5.322                5.378                      7.322                7.378
  153                    5.323                5.379                      7.323                7.379
  154                    5.323                5.380                      7.323                7.380
  155                    5.323                5.380                      7.323                7.380
  156                    5.322                5.381                      7.322                7.381
  157                    5.324                5.382                      7.324                7.382
  158                    5.326                5.383                      7.326                7.383
  159                    5.326                5.384                      7.326                7.384
  160                    5.326                5.384                      7.326                7.384
  161                    5.328                5.385                      7.328                7.385
  162                    5.328                5.385                      7.328                7.385
  163                    5.328                5.384                      7.328                7.384
  164                    5.328                5.385                      7.328                7.385
  165                    5.329                5.385                      7.329                7.385
  166                    5.329                5.386                      7.329                7.386
  167                    5.329                5.385                      7.329                7.385
  168                    5.328                5.385                      7.328                7.385
  169                    5.330                5.386                      7.330                7.386
  170                    5.329                5.386                      7.329                7.386
  171                    5.330                5.387                      7.330                7.387
  172                    5.331                5.388                      7.331                7.388
  173                    5.330                5.386                      7.330                7.386
  174                    5.330                5.386                      7.330                7.386
  175                    5.330                5.384                      7.330                7.384
  176                    5.330                5.384                      7.330                7.384
  177                    5.331                5.383                      7.331                7.383
  178                    5.329                5.383                      7.329                7.383
  179                    5.328                5.383                      7.328                7.383
  180                    5.326                5.383                      7.326                7.383
  181                    5.328                5.385                      7.328                7.385
  182                    5.327                5.384                      7.327                7.384
  183                    5.328                5.385                      7.328                7.385
  184                    5.328                5.386                      7.328                7.386
  185                    5.329                5.385                      7.329                7.385
  186                    5.330                5.385                      7.330                7.385
  187                    5.329                5.385                      7.329                7.385
  188                    5.330                5.385                      7.330                7.385
  189                    5.330                5.384                      7.330                7.384
  190                    5.329                5.385                      7.329                7.385
  191                    5.329                5.384                      7.329                7.384
  192                    5.328                5.384                      7.328                7.384
  193                    5.329                5.385                      7.329                7.385
  194                    5.329                5.384                      7.329                7.384
  195                    5.330                5.385                      7.330                7.385
  196                    5.328                5.384                      7.328                7.384
  197                    5.329                5.384                      7.329                7.384
  198                    5.329                5.384                      7.329                7.384
  199                    5.327                5.382                      7.327                7.382
  200                    5.327                5.382                      7.327                7.382
  201                    5.328                5.381                      7.328                7.381
  202                    5.327                5.380                      7.327                7.380
  203                    5.327                5.379                      7.327                7.379
  204                    5.324                5.379                      7.324                7.379
  205                    5.325                5.379                      7.325                7.379
  206                    5.324                5.378                      7.324                7.378
  207                    5.324                5.378                      7.324                7.378
  208                    5.322                5.376                      7.322                7.376
  209                    5.322                5.375                      7.322                7.375
  210                    5.321                5.375                      7.321                7.375
  211                    5.320                5.373                      7.320                7.373
  212                    5.320                5.372                      7.320                7.372
  213                    5.318                5.371                      7.318                7.371
  214                    5.318                5.369                      7.318                7.369
  215                    5.316                5.368                      7.316                7.368
  216                    5.314                5.367                      7.314                7.367
  217                    5.313                5.366                      7.313                7.366
  218                    5.313                5.364                      7.313                7.364
  219                    5.311                5.363                      7.311                7.363
  220                    5.309                5.362                      7.309                7.362
  221                    5.309                5.361                      7.309                7.361
  222                    5.307                5.358                      7.307                7.358
  223                    5.305                5.356                      7.305                7.356
  224                    5.304                5.354                      7.304                7.354
  225                    5.303                5.353                      7.303                7.353
  226                    5.300                5.351                      7.300                7.351
  227                    5.299                5.349                      7.299                7.349
  228                    5.296                5.347                      7.296                7.347
  229                    5.295                5.346                      7.295                7.346
  230                    5.294                5.345                      7.294                7.345
  231                    5.292                5.342                      7.292                7.342
  232                    5.290                5.341                      7.290                7.341
  233                    5.288                5.338                      7.288                7.338
  234                    5.286                5.336                      7.286                7.336
  235                    5.284                5.333                      7.284                7.333
  236                    5.282                5.331                      7.282                7.331
  237                    5.281                5.329                      7.281                7.329
  238                    5.277                5.326                      7.277                7.326
  239                    5.275                5.324                      7.275                7.324
  240                    5.272                5.322                      7.272                7.322
  241                    5.272                5.322                      7.272                7.322
  242                    5.269                5.320                      7.269                7.320
  243                    5.268                5.319                      7.268                7.319
  244                    5.267                5.318                      7.267                7.318
  245                    5.265                5.315                      7.265                7.315
  246                    5.263                5.314                      7.263                7.314
  247                    5.261                5.311                      7.261                7.311
  248                    5.260                5.310                      7.260                7.310
  249                    5.259                5.308                      7.259                7.308
  250                    5.257                5.306                      7.257                7.306
  251                    5.255                5.305                      7.255                7.305
  252                    5.252                5.303                      7.252                7.303
  253                    5.252                5.303                      7.252                7.303
  254                    5.250                5.301                      7.250                7.301
  255                    5.249                5.300                      7.249                7.300
  256                    5.247                5.299                      7.247                7.299
  257                    5.246                5.296                      7.246                7.296
  258                    5.245                5.295                      7.245                7.295
  259                    5.242                5.292                      7.242                7.292
  260                    5.241                5.291                      7.241                7.291
  261                    5.241                5.290                      7.241                7.290
  262                    5.239                5.288                      7.239                7.288
  263                    5.237                5.287                      7.237                7.287
  264                    5.235                5.285                      7.235                7.285
  265                    5.234                5.284                      7.234                7.284
  266                    5.232                5.283                      7.232                7.283
  267                    5.231                5.282                      7.231                7.282
  268                    5.229                5.280                      7.229                7.280
  269                    5.228                5.279                      7.228                7.279
  270                    5.227                5.277                      7.227                7.277
  271                    5.225                5.275                      7.225                7.275
  272                    5.225                5.273                      7.225                7.273
  273                    5.222                5.272                      7.222                7.272
  274                    5.222                5.270                      7.222                7.270
  275                    5.220                5.269                      7.220                7.269
  276                    5.217                5.268                      7.217                7.268
  277                    5.217                5.267                      7.217                7.267
  278                    5.215                5.265                      7.215                7.265
  279                    5.214                5.265                      7.214                7.265
  280                    5.213                5.263                      7.213                7.263
  281                    5.213                5.262                      7.213                7.262
  282                    5.210                5.260                      7.210                7.260
  283                    5.208                5.258                      7.208                7.258
  284                    5.208                5.257                      7.208                7.257
  285                    5.206                5.256                      7.206                7.256
  286                    5.205                5.254                      7.205                7.254
  287                    5.203                5.252                      7.203                7.252
  288                    5.201                5.252                      7.201                7.252
  289                    5.201                5.251                      7.201                7.251
  290                    5.200                5.249                      7.200                7.249
  291                    5.198                5.248                      7.198                7.248
  292                    5.197                5.247                      7.197                7.247
  293                    5.197                5.246                      7.197                7.246
  294                    5.194                5.244                      7.194                7.244
  295                    5.193                5.242                      7.193                7.242
  296                    5.192                5.241                      7.192                7.241
  297                    5.191                5.240                      7.191                7.240
  298                    5.189                5.238                      7.189                7.238
  299                    5.188                5.237                      7.188                7.237
  300                    5.186                5.235                      7.186                7.235
  301                    5.199                5.234                      7.199                7.234
  302                    5.197                5.233                      7.197                7.233
  303                    5.195                5.230                      7.195                7.230
  304                    5.193                5.230                      7.193                7.230
  305                    5.192                5.227                      7.192                7.227
  306                    5.190                5.225                      7.190                7.225
  307                    5.188                5.223                      7.188                7.223
  308                    5.186                5.221                      7.186                7.221
  309                    5.185                5.219                      7.185                7.219
  310                    5.183                5.218                      7.183                7.218
  311                    5.181                5.216                      7.181                7.216
  312                    5.179                5.214                      7.179                7.214
  313                    5.178                5.214                      7.178                7.214
  314                    5.176                5.211                      7.176                7.211
  315                    5.175                5.210                      7.175                7.210
  316                    5.173                5.210                      7.173                7.210
  317                    5.171                5.207                      7.171                7.207
  318                    5.171                5.206                      7.171                7.206
  319                    5.168                5.203                      7.168                7.203
  320                    5.167                5.202                      7.167                7.202
  321                    5.166                5.200                      7.166                7.200
  322                    5.165                5.199                      7.165                7.199
  323                    5.163                5.197                      7.163                7.197
  324                    5.160                5.196                      7.160                7.196
  325                    5.160                5.196                      7.160                7.196
  326                    5.158                5.194                      7.158                7.194
  327                    5.158                5.193                      7.158                7.193
  328                    5.155                5.191                      7.155                7.191
  329                    5.154                5.190                      7.154                7.190
  330                    5.153                5.190                      7.153                7.190
  331                    5.151                5.187                      7.151                7.187
  332                    5.151                5.186                      7.151                7.186
  333                    5.150                5.184                      7.150                7.184
  334                    5.149                5.183                      7.149                7.183
  335                    5.147                5.182                      7.147                7.182
  336                    5.144                5.181                      7.144                7.181
  337                    5.144                5.180                      7.144                7.180
  338                    5.143                5.179                      7.143                7.179
  339                    5.143                5.179                      7.143                7.179
  340                    5.141                5.177                      7.141                7.177
  341                    5.140                5.176                      7.140                7.176
  342                    5.139                5.175                      7.139                7.175
  343                    5.137                5.173                      7.137                7.173
  344                    5.137                5.172                      7.137                7.172
  345                    5.135                5.171                      7.135                7.171
  346                    5.135                5.170                      7.135                7.170
  347                    5.134                5.169                      7.134                7.169
  348                    5.132                5.168                      7.132                7.168
  349                    5.132                5.168                      7.132                7.168
  350                    5.130                5.167                      7.130                7.167
  351                    5.130                5.167                      7.130                7.167
  352                    5.129                5.165                      7.129                7.165
  353                    5.129                5.164                      7.129                7.164
  354                    5.127                5.164                      7.127                7.164
  355                    5.126                5.162                      7.126                7.162
  356                    5.126                5.162                      7.126                7.162
  357                    5.124                5.161                      7.124                7.161
  358                    5.124                5.160                      7.124                7.160
  359                    5.123                5.159                      7.123                7.159
  360                    5.122                5.159                      7.122                7.159
  361                    5.070                5.070                      7.070                7.070

 Period        Prepayment Curve      FRM Loss Curve     ARM Loss Curve
    1               18.000               0.250               0.250
    2               18.000               0.250               0.250
    3               18.000               0.250               0.250
    4               18.000               0.250               0.250
    5               18.000               0.250               0.250
    6               18.000               0.250               0.250
    7               18.000               0.250               0.250
    8               18.000               0.250               0.250
    9               18.000               0.250               0.250
   10               18.000               0.250               0.250
   11               18.000               0.250               0.250
   12               18.000               0.250               0.250
   13               18.000               1.000               1.417
   14               18.000               1.000               1.417
   15               18.000               1.000               1.417
   16               18.000               1.000               1.417
   17               18.000               1.000               1.417
   18               18.000               1.000               1.417
   19               18.000               1.000               1.417
   20               18.000               1.000               1.417
   21               18.000               1.000               1.417
   22               18.000               1.000               1.417
   23               18.000               1.000               1.417
   24               18.000               1.000               1.417
   25               60.000               1.667               2.083
   26               60.000               1.667               2.083
   27               60.000               1.667               2.083
   28               60.000               1.667               2.083
   29               60.000               1.667               2.083
   30               60.000               1.667               2.083
   31               12.000               1.667               2.083
   32               12.000               1.667               2.083
   33               12.000               1.667               2.083
   34               12.000               1.667               2.083
   35               12.000               1.667               2.083
   36               12.000               1.667               2.083
   37               12.000               2.083               2.083
   38               12.000               2.083               2.083
   39               12.000               2.083               2.083
   40               12.000               2.083               2.083
   41               12.000               2.083               2.083
   42               12.000               2.083               2.083
   43               12.000               2.083               2.083
   44               12.000               2.083               2.083
   45               12.000               2.083               2.083
   46               12.000               2.083               2.083
   47               12.000               2.083               2.083
   48               12.000               2.083               2.083
   49               12.000               1.667               1.667
   50               12.000               1.667               1.667
   51               12.000               1.667               1.667
   52               12.000               1.667               1.667
   53               12.000               1.667               1.667
   54               12.000               1.667               1.667
   55               12.000               1.667               1.667
   56               12.000               1.667               1.667
   57               12.000               1.667               1.667
   58               12.000               1.667               1.667
   59               12.000               1.667               1.667
   60               12.000               1.667               1.667
   61               12.000               1.250               0.833
   62               12.000               1.250               0.833
   63               12.000               1.250               0.833
   64               12.000               1.250               0.833
   65               12.000               1.250               0.833
   66               12.000               1.250               0.833
   67               12.000               1.250               0.833
   68               12.000               1.250               0.833
   69               12.000               1.250               0.833
   70               12.000               1.250               0.833
   71               12.000               1.250               0.833
   72               12.000               1.250               0.833
   73               12.000               0.417               0.000
   74               12.000               0.417               0.000
   75               12.000               0.417               0.000
   76               12.000               0.417               0.000
   77               12.000               0.417               0.000
   78               12.000               0.417               0.000
   79               12.000               0.417               0.000
   80               12.000               0.417               0.000
   81               12.000               0.417               0.000
   82               12.000               0.417               0.000
   83               12.000               0.417               0.000
   84               12.000               0.417               0.000
   85               12.000               0.000               0.000
   86               12.000               0.000               0.000
   87               12.000               0.000               0.000
   88               12.000               0.000               0.000
   89               12.000               0.000               0.000
   90               12.000               0.000               0.000
   91               12.000               0.000               0.000
   92               12.000               0.000               0.000
   93               12.000               0.000               0.000
   94               12.000               0.000               0.000
   95               12.000               0.000               0.000
   96               12.000               0.000               0.000
   97               12.000               0.000               0.000
   98               12.000               0.000               0.000
   99               12.000               0.000               0.000
   100              12.000               0.000               0.000
   101              12.000               0.000               0.000
   102              12.000               0.000               0.000
   103              12.000               0.000               0.000
   104              12.000               0.000               0.000
   105              12.000               0.000               0.000
   106              12.000               0.000               0.000
   107              12.000               0.000               0.000
   108              12.000               0.000               0.000
   109              12.000               0.000               0.000
   110              12.000               0.000               0.000
   111              12.000               0.000               0.000
   112              12.000               0.000               0.000
   113              12.000               0.000               0.000
   114              12.000               0.000               0.000
   115              12.000               0.000               0.000
   116              12.000               0.000               0.000
   117              12.000               0.000               0.000
   118              12.000               0.000               0.000
   119              12.000               0.000               0.000
   120              12.000               0.000               0.000
   121              12.000               0.000               0.000
   122              12.000               0.000               0.000
   123              12.000               0.000               0.000
   124              12.000               0.000               0.000
   125              12.000               0.000               0.000
   126              12.000               0.000               0.000
   127              12.000               0.000               0.000
   128              12.000               0.000               0.000
   129              12.000               0.000               0.000
   130              12.000               0.000               0.000
   131              12.000               0.000               0.000
   132              12.000               0.000               0.000
   133              12.000               0.000               0.000
   134              12.000               0.000               0.000
   135              12.000               0.000               0.000
   136              12.000               0.000               0.000
   137              12.000               0.000               0.000
   138              12.000               0.000               0.000
   139              12.000               0.000               0.000
   140              12.000               0.000               0.000
   141              12.000               0.000               0.000
   142              12.000               0.000               0.000
   143              12.000               0.000               0.000
   144              12.000               0.000               0.000
   145              12.000               0.000               0.000
   146              12.000               0.000               0.000
   147              12.000               0.000               0.000
   148              12.000               0.000               0.000
   149              12.000               0.000               0.000
   150              12.000               0.000               0.000
   151              12.000               0.000               0.000
   152              12.000               0.000               0.000
   153              12.000               0.000               0.000
   154              12.000               0.000               0.000
   155              12.000               0.000               0.000
   156              12.000               0.000               0.000
   157              12.000               0.000               0.000
   158              12.000               0.000               0.000
   159              12.000               0.000               0.000
   160              12.000               0.000               0.000
   161              12.000               0.000               0.000
   162              12.000               0.000               0.000
   163              12.000               0.000               0.000
   164              12.000               0.000               0.000
   165              12.000               0.000               0.000
   166              12.000               0.000               0.000
   167              12.000               0.000               0.000
   168              12.000               0.000               0.000
   169              12.000               0.000               0.000
   170              12.000               0.000               0.000
   171              12.000               0.000               0.000
   172              12.000               0.000               0.000
   173              12.000               0.000               0.000
   174              12.000               0.000               0.000
   175              12.000               0.000               0.000
   176              12.000               0.000               0.000
   177              12.000               0.000               0.000
   178              12.000               0.000               0.000
   179              12.000               0.000               0.000
   180              12.000               0.000               0.000
   181              12.000               0.000               0.000
   182              12.000               0.000               0.000
   183              12.000               0.000               0.000
   184              12.000               0.000               0.000
   185              12.000               0.000               0.000
   186              12.000               0.000               0.000
   187              12.000               0.000               0.000
   188              12.000               0.000               0.000
   189              12.000               0.000               0.000
   190              12.000               0.000               0.000
   191              12.000               0.000               0.000
   192              12.000               0.000               0.000
   193              12.000               0.000               0.000
   194              12.000               0.000               0.000
   195              12.000               0.000               0.000
   196              12.000               0.000               0.000
   197              12.000               0.000               0.000
   198              12.000               0.000               0.000
   199              12.000               0.000               0.000
   200              12.000               0.000               0.000
   201              12.000               0.000               0.000
   202              12.000               0.000               0.000
   203              12.000               0.000               0.000
   204              12.000               0.000               0.000
   205              12.000               0.000               0.000
   206              12.000               0.000               0.000
   207              12.000               0.000               0.000
   208              12.000               0.000               0.000
   209              12.000               0.000               0.000
   210              12.000               0.000               0.000
   211              12.000               0.000               0.000
   212              12.000               0.000               0.000
   213              12.000               0.000               0.000
   214              12.000               0.000               0.000
   215              12.000               0.000               0.000
   216              12.000               0.000               0.000
   217              12.000               0.000               0.000
   218              12.000               0.000               0.000
   219              12.000               0.000               0.000
   220              12.000               0.000               0.000
   221              12.000               0.000               0.000
   222              12.000               0.000               0.000
   223              12.000               0.000               0.000
   224              12.000               0.000               0.000
   225              12.000               0.000               0.000
   226              12.000               0.000               0.000
   227              12.000               0.000               0.000
   228              12.000               0.000               0.000
   229              12.000               0.000               0.000
   230              12.000               0.000               0.000
   231              12.000               0.000               0.000
   232              12.000               0.000               0.000
   233              12.000               0.000               0.000
   234              12.000               0.000               0.000
   235              12.000               0.000               0.000
   236              12.000               0.000               0.000
   237              12.000               0.000               0.000
   238              12.000               0.000               0.000
   239              12.000               0.000               0.000
   240              12.000               0.000               0.000
   241              12.000               0.000               0.000
   242              12.000               0.000               0.000
   243              12.000               0.000               0.000
   244              12.000               0.000               0.000
   245              12.000               0.000               0.000
   246              12.000               0.000               0.000
   247              12.000               0.000               0.000
   248              12.000               0.000               0.000
   249              12.000               0.000               0.000
   250              12.000               0.000               0.000
   251              12.000               0.000               0.000
   252              12.000               0.000               0.000
   253              12.000               0.000               0.000
   254              12.000               0.000               0.000
   255              12.000               0.000               0.000
   256              12.000               0.000               0.000
   257              12.000               0.000               0.000
   258              12.000               0.000               0.000
   259              12.000               0.000               0.000
   260              12.000               0.000               0.000
   261              12.000               0.000               0.000
   262              12.000               0.000               0.000
   263              12.000               0.000               0.000
   264              12.000               0.000               0.000
   265              12.000               0.000               0.000
   266              12.000               0.000               0.000
   267              12.000               0.000               0.000
   268              12.000               0.000               0.000
   269              12.000               0.000               0.000
   270              12.000               0.000               0.000
   271              12.000               0.000               0.000
   272              12.000               0.000               0.000
   273              12.000               0.000               0.000
   274              12.000               0.000               0.000
   275              12.000               0.000               0.000
   276              12.000               0.000               0.000
   277              12.000               0.000               0.000
   278              12.000               0.000               0.000
   279              12.000               0.000               0.000
   280              12.000               0.000               0.000
   281              12.000               0.000               0.000
   282              12.000               0.000               0.000
   283              12.000               0.000               0.000
   284              12.000               0.000               0.000
   285              12.000               0.000               0.000
   286              12.000               0.000               0.000
   287              12.000               0.000               0.000
   288              12.000               0.000               0.000
   289              12.000               0.000               0.000
   290              12.000               0.000               0.000
   291              12.000               0.000               0.000
   292              12.000               0.000               0.000
   293              12.000               0.000               0.000
   294              12.000               0.000               0.000
   295              12.000               0.000               0.000
   296              12.000               0.000               0.000
   297              12.000               0.000               0.000
   298              12.000               0.000               0.000
   299              12.000               0.000               0.000
   300              12.000               0.000               0.000
   301              12.000               0.000               0.000
   302              12.000               0.000               0.000
   303              12.000               0.000               0.000
   304              12.000               0.000               0.000
   305              12.000               0.000               0.000
   306              12.000               0.000               0.000
   307              12.000               0.000               0.000
   308              12.000               0.000               0.000
   309              12.000               0.000               0.000
   310              12.000               0.000               0.000
   311              12.000               0.000               0.000
   312              12.000               0.000               0.000
   313              12.000               0.000               0.000
   314              12.000               0.000               0.000
   315              12.000               0.000               0.000
   316              12.000               0.000               0.000
   317              12.000               0.000               0.000
   318              12.000               0.000               0.000
   319              12.000               0.000               0.000
   320              12.000               0.000               0.000
   321              12.000               0.000               0.000
   322              12.000               0.000               0.000
   323              12.000               0.000               0.000
   324              12.000               0.000               0.000
   325              12.000               0.000               0.000
   326              12.000               0.000               0.000
   327              12.000               0.000               0.000
   328              12.000               0.000               0.000
   329              12.000               0.000               0.000
   330              12.000               0.000               0.000
   331              12.000               0.000               0.000
   332              12.000               0.000               0.000
   333              12.000               0.000               0.000
   334              12.000               0.000               0.000
   335              12.000               0.000               0.000
   336              12.000               0.000               0.000
   337              12.000               0.000               0.000
   338              12.000               0.000               0.000
   339              12.000               0.000               0.000
   340              12.000               0.000               0.000
   341              12.000               0.000               0.000
   342              12.000               0.000               0.000
   343              12.000               0.000               0.000
   344              12.000               0.000               0.000
   345              12.000               0.000               0.000
   346              12.000               0.000               0.000
   347              12.000               0.000               0.000
   348              12.000               0.000               0.000
   349              12.000               0.000               0.000
   350              12.000               0.000               0.000
   351              12.000               0.000               0.000
   352              12.000               0.000               0.000
   353              12.000               0.000               0.000
   354              12.000               0.000               0.000
   355              12.000               0.000               0.000
   356              12.000               0.000               0.000
   357              12.000               0.000               0.000
   358              12.000               0.000               0.000
   359              12.000               0.000               0.000
   360              12.000               0.000               0.000
   361              12.000               0.000               0.000


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP 2006-HE2

Loss Table

    o   The Pricing Prepayment Curve as indicated
    o   1-month and 6-month LIBOR Curve as indicated
    o   50% Loss Severity
    o   There is a 24 month lag in recoveries
    o   100% P&I advancing
    o Run to call with collateral losses calculated through the life of the applicable bond
    o   Certificates are priced at par
    o   Bonds pay on 25th
    o   Triggers Failing

--------------------------------------------------------------------------------------------------------
                                       M1                       M2                        M3
--------------------------------------------------------------------------------------------------------
 % OF Default Assumption                        140%                       62%                      42%
 Yield (%)                                    6.9186                    6.5278                   6.5437
 WAL                                            4.55                      4.99                     5.29
 Modified Duration                              3.79                      4.05                     4.21
 Principal Window                      Oct10 - Oct10             Jun09 - Oct11            Jul09 - Jun12
 Principal Writedown               781,526.56 (3.14%)      1,395,664.96 (6.08%)       902,800.96 (6.65%)
 Total Collat Loss            150,589,302.22 (23.29%)   116,100,791.87 (17.96%)   99,581,728.00 (15.40%)
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                     M4                        M5
----------------------------------------------------------------------------
 % OF Default Assumption                        33%                      28%
 Yield (%)                                   6.8340                   6.1926
 WAL                                            5.5                     5.66
 Modified Duration                             4.32                     4.37
 Principal Window                     Jul09 - Dec12            Jun09 - Apr13
 Principal Writedown              739,021.88 (5.86%)    1,245,110.64 (10.70%)
 Total Collat Loss            88,913,837.77 (13.75%)   80,785,905.67 (12.49%)
----------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.